As filed with the Securities and Exchange Commission on January    , 2000
                                    Securities Act Registration No. 333-
                                  Investment Company Registration No. 811-7090
==============================================================================


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                           ----------------------

                                  FORM N-2

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                       Pre-Effective Amendment No.                       |_|
                       Post-Effective Amendment No.                      |_|
                                   and/or
                        REGISTRATION STATEMENT UNDER
                    THE INVESTMENT COMPANY ACT OF 1940                   |_|
                            AMENDMENT NO. 4                              |X|

                           ----------------------


                 THE BLACKROCK CALIFORNIA INSURED MUNICIPAL
                            2008 TERM TRUST INC.
             (Exact Name of Registrant as Specified In Charter)

                           800 Scudders Mill Road
                        Plainsboro, New Jersey 08536
                  (Address of Principal Executive Offices)

                               (800) 688-0928
            (Registrant's Telephone Number, including Area Code)

                      Ralph L. Schlosstein, President
      The BlackRock California Insured Municipal 2008 Term Trust Inc.
                              345 Park Avenue
                          New York, New York 10154
                  (Name and Address of Agent for Service)

                           ----------------------

                                 Copies to:

Richard T. Prins, Esq.      Thomas A. DeCapo, Esq.   Cynthia G. Cobden, Esq.
Skadden, Arps, Slate,       Skadden, Arps, Slate,   Simpson Thacher & Bartlett
  Meagher & Flom LLP         Meagher & Flom LLP        425 Lexington Avenue
  Four Times Square           One Beacon Street      New York, New York 10017
New York, New York 10036    Boston, MA 02108-3194

                           ----------------------


 Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
=======================================================================================================================
                                                                                    PROPOSED              PROPOSED
   TITLE OF SECURITIES                    AMOUNT BEING     MAXIMUM OFFERING     MAXIMUM AGGREGATE        AMOUNT OF
    BEING REGISTERED                       REGISTERED       PRICE PER UNIT        OFFERING PRICE      REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------
Auction Rate Municipal Preferred Stock,
Series W7 (Liquidation preference
$25,000 per share).....................   1,062 shares         $25,000            $26,550,000              $7,010
-----------------------------------------------------------------------------------------------------------------------



                                     THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST
                                                        CROSS REFERENCE SHEET

                                                          Part A-Prospectus


                               ITEMS IN PART A OF FORM N-2
                                 SPECIFIED IN PROSPECTUS                     LOCATION IN PROSPECTUS
                               ---------------------------                   ----------------------

Item 1.   Outside Front Cover............................................Cover page
Item 2.   Inside Front and Outside Back Cover Page.......................Inapplicable
Item 3.   Fee Table and Synopsis.........................................Inapplicable
Item 4.   Financial Highlights...........................................Financial Highlights
Item 5.   Plan of Distribution...........................................Cover Page; Prospectus Summary; The Auction;
                                                                         Underwriting
Item 6.   Selling Shareholders...........................................Inapplicable
Item 7.   Use of Proceeds................................................Use of Proceeds; Investment Objective and Policies
Item 8.   General Description of the Registrant..........................Cover Page; Prospectus Summary; The Trust;
                                                                         Investment Objective and Policies
Item 9.   Management.....................................................Prospectus Summary; Management of the Trust
Item 10.  Capital Stock, Long-Term Debt, and Other Securities............Capitalization; Investment Objective and Policies;
             Description of New Preferred Shares; The Auction;...........Tax Matters
Item 11.  Defaults and Arrears on Senior Securities..................... Inapplicable
Item 12.  Legal Proceedings..............................................Inapplicable
Item 13.  Table of Contents of the Statement of Additional               Table of Contents of the Statement of Additional
          Information....................................................Information

                                        Part B-Statement of Additional Information

                                ITEMS IN PART B OF FORM N-2                     LOCATION IN STATEMENT OF
                                                                                 ADDITIONAL INFORMATION
                                                                                ------------------------

Item 14.   Cover Page....................................................Cover Page
Item 15.   Table of Contents.............................................Back Cover Page
Item 16.   General Information and History...............................Inapplicable
Item 17.   Investment Objective and Policies.............................Investment Objective and Policies; Investment
                                                                         Policies and Techniques
Item 18.   Management....................................................Management of the Trust
Item 19.   Control Persons and Principal Holders of Securities...........Management of the Trust
Item 20.   Investment Advisory and Other Services........................Management of the Trust
Item 21.   Brokerage Allocation and Other Practices......................Portfolio Transactions
Item 22.   Tax Status....................................................Tax Matters
Item 23.   Financial Statements..........................................Financial Statements (incorporated by reference)

                                                  Part C-Other Information

Items 24-33 have been answered in Part C of this Registration Statement


The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                        SUBJECT TO COMPLETION, DATED          , 2000
PROSPECTUS
                                $26,550,000
      THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
      AUCTION RATE MUNICIPAL PREFERRED STOCK ("NEW PREFERRED SHARES")
                          1,062 SHARES, SERIES W7
                  LIQUIDATION PREFERENCE $25,000 PER SHARE

             The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") is a closed-end, non-diversified management investment company.

The Trust's investment objective is:

o to provide current income that is exempt from regular Federal and California income tax; and
o to return $15 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2008.

             The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in a non-diversified portfolio of California municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated at the time of investment Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Rating Services ("S&P") or which are determined by the Trust's investment adviser to have equivalent claims-paying abilities. The Trust may invest up to 20% of its total assets in uninsured California municipal obligations which are:

o rated at the time of investment Aaa by Moody's or AAA by S&P;
o guaranteed by an entity with a Aaa or AAA rating;
o backed by an escrow or trust account containing sufficient U.S.
  Government or U.S. Government agency securities to ensure timely payment of principal and interest; or
o determined by the Trust's investment adviser to be of Aaa or AAA credit quality at the time of investment.

             The Trust seeks to return $15 per common share to common shareholders on or about December 31, 2008 (when the Trust will terminate) by actively managing its portfolio of California municipal obligations which will have an average final maturity on or about such date and by retaining each year a small portion of its net investment income, which portion will not exceed 10% for any year, as determined in accordance with the Federal income tax rules applicable to the Trust. No assurance can be given that the Trust will achieve its investment objective. BlackRock Financial Management, Inc. (the "Adviser") acts as the investment adviser to the Trust. The address of the Trust is 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its telephone number is (800) 688-0928.

             This prospectus contains important information about the Trust. You should read the prospectus before deciding whether to invest and retain it for future reference. A statement of additional information,
dated      , 2000, containing additional information about the Trust, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the statement of additional information on page of this prospectus. You may request a free copy of the statement of additional information by calling (800) 227-7236. You may also obtain the statement of additional information and other information regarding the Trust on the SEC web site (http://www.sec.gov).

INVESTING IN THE NEW PREFERRED SHARES INVOLVES CERTAIN RISKS. SEE
"RISKS" BEGINNING ON PAGE ___. THE MINIMUM PURCHASE AMOUNT OF THE NEW PREFERRED SHARES IS $25,000.

             Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                              Per Share                Total
                                              ---------                -----
Public Offering Price                         $25,000              $26,550,000
Sales Load                                    $                    $
Proceeds to Trust (before expenses)(1)        $                    $


    (1) Offering expenses payable by the Trust are estimated to be $[300,000].

The underwriters are offering the New Preferred Shares subject to various conditions. The underwriters expect to deliver the New Preferred Shares to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about ___, 2000.

February     , 2000



           The Trust is offering 1,062 newly issued shares of Auction Rate Municipal Preferred Stock, Series W7. We refer to these shares as the "New Preferred Shares" throughout this prospectus and the related statement of additional information. Except for the initial dividend rate and initial dividend period, the terms of the New Preferred Shares are the same as the terms of the Trust's currently outstanding Series W7 Preferred Shares (together with the Trust's outstanding Series W28 Preferred Shares, the "Preferred Shares").

           The dividend rate for the initial dividend period (the period from the date of issue through ____, 2000) will be ___%, and will be paid on _________, 2000. After the initial dividend period, the dividend rate on the New Preferred Shares for each subsequent dividend period generally will be determined pursuant to weekly auctions. The letter/numeral indication "W7" means that the auction for the New Preferred Shares normally will be held every Wednesday and that the dividend period normally will be 7 days. Prospective purchasers should carefully review the auction procedures described in this prospectus, including the appendices, and should note:

           o a buy order (called a "bid") or sell order is a commitment to buy or sell New Preferred Shares based on the results of an auction;

           o      auctions will be conducted by telephone; and

           o purchases and sales will be settled on the next business day after the auction.

           The New Preferred Shares will not be listed on an exchange. You may only buy or sell New Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Trust, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

           Dividends on New Preferred Shares, to the extent payable from tax-exempt income earned on the Trust's investments, will be exempt from regular Federal and California income tax in the hands of owners of such shares. All or a portion of the Trust's dividends may be subject to the Federal alternative minimum tax. Investment in the New Preferred Shares may not be as appropriate for corporations subject to California franchise tax or California corporate income tax. The Trust is required to allocate net capital gains and other taxable income, if any, proportionately between common shares and Preferred Shares, including the New Preferred Shares, based on the percentage of total dividends distributed to each class for that year. The Trust may at its election give notice of the amount of any income subject to regular Federal or California income tax to be included in a dividend on a New Preferred Share in advance of the related auction. If the Trust does not give such advance notice, it generally will be required to pay additional amounts to holders of New Preferred Shares in order to adjust for their receipt of income subject to regular Federal or California income tax.

           The New Preferred Shares are redeemable, in whole or in part, at the option of the Trust on any date dividends are paid on the New Preferred Shares (except during certain non-call periods), and will be subject to mandatory redemption, in certain circumstances, at a redemption price of $25,000 per share plus accumulated but unpaid dividends to the redemption date (whether or not declared), plus a premium in certain circumstances. The Trust intends to redeem all of the New Preferred Shares and all of its other Preferred Shares no later than the last dividend payment date in respect of each series prior to December 31, 2008 (when the Trust will terminate).

           The New Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution. The New Preferred Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

           YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. THE TRUST HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE TRUST IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.




                             TABLE OF CONTENTS

                                                                     Page
                                                                     ----

PROSPECTUS SUMMARY...................................................  3
FINANCIAL HIGHLIGHTS.................................................  7
THE TRUST............................................................  8
USE OF PROCEEDS......................................................  9
CAPITALIZATION.......................................................  9
INVESTMENT OBJECTIVE AND POLICIES.................................... 10
CALIFORNIA MUNICIPAL OBLIGATIONS..................................... 12
INSURANCE............................................................ 13
OTHER INVESTMENT PRACTICES........................................... 15
RISKS................................................................ 16
MANAGEMENT OF THE TRUST.............................................. 18
DESCRIPTION OF PREFERRED SHARES...................................... 21
DESCRIPTION OF NEW PREFERRED SHARES.................................. 22
THE AUCTION.......................................................... 29
TAXES................................................................ 33
DETERMINATION OF NET ASSET VALUE..................................... 34
REPURCHASE OF COMMON SHARES.......................................... 34
DESCRIPTION OF CAPITAL STOCK......................................... 35
CUSTODIAN............................................................ 37
UNDERWRITING......................................................... 38
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR.............. 38
LEGAL OPINIONS....................................................... 39
EXPERTS.............................................................. 39
REPORTS TO STOCKHOLDERS.............................................. 39
AVAILABLE INFORMATION................................................ 39
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION........ 40
APPENDIX A...........................................................A-1




                             PROSPECTUS SUMMARY

         The following information is a summary of, and is qualified in its entirety by reference to, more detailed information included in this prospectus and the Trust's statement of additional information.

THE TRUST...........................  The BlackRock California Insured
                                      Municipal 2008 Term Trust Inc. (the
                                      "Trust") is a non-diversified,
                                      closed-end management investment
                                      company. As of December 31, 1999, the
                                      Trust had 10,407,093 shares of common
                                      stock outstanding and 3,120 preferred
                                      shares outstanding in two series:
                                      1,560 preferred shares designated
                                      Series W7 and 1,560 preferred shares
                                      designated Series W28. The Trust's
                                      common shares are traded on the New
                                      York Stock Exchange under the symbol
                                      "BFC." The Trust will distribute
                                      substantially all of its net assets
                                      on or about December 31, 2008, when
                                      the Trust will terminate.

THE OFFERING........................  The Trust is offering 1,062 New
                                      Preferred Shares. The purchase price
                                      for each New Preferred Share is
                                      $25,000 plus accumulated dividends,
                                      if any, from the date the share is
                                      first issued. Except for the initial
                                      dividend rate and the length of the
                                      initial dividend period for the New
                                      Preferred Shares, the rights and
                                      preferences of the New Preferred
                                      Shares are the same as the Trust's
                                      outstanding Series W7 preferred
                                      shares. The Trust intends to redeem
                                      all of its Preferred Shares
                                      (including the New Preferred Shares)
                                      no later than the last dividend
                                      payment date prior to December 31,
                                      2008 (when the Trust will terminate).

                                      The New Preferred Shares are being
                                      offered by a group of underwriters
                                      listed under "Underwriting".

INVESTMENT OBJECTIVE AND POLICIES...  The Trust's investment objective is to provide current income exempt from
                                      regular Federal and California income
                                      tax and to return $15 per common
                                      share (the initial offering price per
                                      common share) to holders of common
                                      shares on or about December 31, 2008.
                                      No assurance can be given that the
                                      Trust will achieve its investment
                                      objective.

                                      The Trust seeks to achieve its
                                      investment objective by investing at
                                      least 80% of its total assets in a
                                      non-diversified portfolio of
                                      California municipal obligations
                                      insured as to the timely payment of
                                      both principal and interest by
                                      insurers with claims-paying abilities
                                      rated at the time of investment Aaa
                                      by Moody's Investors Service, Inc.
                                      ("Moody's") or AAA by Standard &
                                      Poor's Rating Services ("S&P") or
                                      which are determined by the Adviser
                                      to have equivalent claims-paying
                                      abilities. The Trust may invest up to
                                      20% of its total assets in uninsured
                                      California municipal obligations
                                      which are:

                                      o    rated at the time of investment
                                           Aaa by Moody's or AAA by&P;

                                      o    guaranteed by an entity with a Aaa
                                           or AAA rating;

                                      o    backed by an escrow or trust account
                                           containing sufficient U.S.
                                           Government or U.S. Government
                                           agency securities to ensure timely
                                           payment of principal and interest;
                                           or

                                      o    determined by the Adviser to be of
                                           Aaa or AAA credit quality at the
                                           time of investment.

                                      The Trust seeks to return $15 per
                                      common share to holders of common
                                      shares on or about December 31, 2008
                                      (when the Trust will terminate) by
                                      actively managing its portfolio of
                                      tax-exempt California municipal
                                      obligations which will have an
                                      average final maturity on or about
                                      such date and by retaining each year
                                      a small portion of its net investment
                                      income, which portion will not exceed
                                      10% for any year as determined in
                                      accordance with the Federal income
                                      tax rules applicable to the Trust.

INVESTMENT ADVISER..................  BlackRock Financial Management, Inc.

                                      (the "Adviser") acts as the Trust's
                                      investment adviser. The Adviser is
                                      responsible for the investment
                                      strategy of the Trust. The Adviser
                                      and its affiliates comprise a global
                                      asset management firm with assets of
                                      approximately $148 billion under
                                      management as of September 30, 1999.

RISK FACTORS........................  Before investing in New Preferred
                                      Shares, you should consider carefully
                                      the following risks of such an
                                      investment:

                                      o    if an auction fails you may not
                                           be able to sell some or all
                                           of your shares;

                                      o    because of the nature of the
                                           market for New Preferred Shares,
                                           you may receive less than the
                                           price you paid for your shares
                                           if you sell them outside of the
                                           auction, especially when market
                                           interest rates are rising;

                                      o    a rating agency could downgrade
                                           the rating assigned to the New
                                           Preferred Shares, which could
                                           affect liquidity;

                                      o    the Trust may be forced to redeem
                                           your shares to meet regulatory
                                           or rating agency requirements or
                                           may voluntarily redeem your
                                           shares in certain circumstances;

                                      o    in extraordinary circumstances the
                                           Trust may not earn sufficient
                                           income from its investments to
                                           pay dividends;

                                      o    if interest rates rise, the value
                                           of the Trust's investment
                                           portfolio will decline, reducing
                                           the asset coverage for the New
                                           Preferred Shares;

                                      o    if an issuer of a municipal bond in
                                           which the Trust invests
                                           experiences financial difficulty
                                           or defaults, there may be a
                                           negative impact on the income
                                           and net asset value of the
                                           Trust's portfolio;

                                      o    because the Trust invests primarily
                                           in a portfolio of California
                                           municipal obligations, the Trust
                                           is more susceptible to
                                           political, economic, regulatory
                                           or other factors affecting
                                           issuers of California municipal
                                           obligations than a fund that
                                           does not invest primarily in the
                                           obligations of such issuers; and

                                      o    because the Trust is classified as
                                           a "non-diversified" fund and may
                                           therefore invest a greater
                                           portion of its assets in a more
                                           limited number of issuers than a
                                           "diversified" fund, the Trust
                                           may be subject to greater risk
                                           than a diversified fund because
                                           changes in the financial
                                           condition or market assessment
                                           of a single issuer may cause
                                           greater fluctuation in the net
                                           asset value of the Trust.

SECONDARY MARKET TRADING............  The New Preferred Shares will not be listed on a stock exchange. Instead,
                                      you may buy or sell New Preferred
                                      Shares at a periodic auction by
                                      submitting orders to a broker-dealer
                                      (a "Broker- Dealer") that has entered
                                      into a separate agreement with the
                                      auction agent and the Trust or to a
                                      broker-dealer that has entered into
                                      an agreement with a Broker-Dealer. In
                                      addition to the auctions,
                                      Broker-Dealers and other
                                      broker-dealers may maintain a
                                      separate secondary trading market in
                                      New Preferred Shares, but may
                                      discontinue this activity at any
                                      time. You may transfer shares outside
                                      of auctions only to or through a
                                      Broker-Dealer, a broker-dealer that
                                      has entered into a separate agreement
                                      with a Broker-Dealer, or other
                                      persons as the Trust may agree. There
                                      can be no assurance that a secondary
                                      trading market for the New Preferred
                                      Shares will develop, or if it does
                                      develop, that it will provide holders
                                      with liquidity of investment.

DIVIDENDS AND DIVIDEND PERIODS......  After their initial dividend period, the New Preferred Shares normally
                                      will have a dividend period
                                      consisting of seven days. The board
                                      of directors of the Trust may, from
                                      time to time, declare a special
                                      dividend period upon giving notice to
                                      the holders of the New Preferred
                                      Shares.

                                      Dividends on the New Preferred Shares
                                      offered hereby are cumulative from
                                      the date they are first issued and
                                      are payable when, as and if declared
                                      by the board of directors of the
                                      Trust, out of funds legally available
                                      therefor. The Trust will pay the
                                      initial dividend for the New
                                      Preferred Shares on [____________]
                                      and thereafter generally on each
                                      succeeding Thursday, subject to
                                      certain exceptions.

                                      After the initial dividend period,
                                      the dividend rate for the New
                                      Preferred Shares will be determined
                                      by auction. The dividend rate for the
                                      initial dividend period is ___% and
                                      the first auction will be held on
                                      ___.

TAXES...............................  Because in normal circumstances the
                                      Trust will invest substantially all
                                      of its assets in California municipal
                                      obligations that pay interest that is
                                      exempt from regular Federal and
                                      California income tax, the income you
                                      receive will ordinarily be exempt
                                      from Federal and California income
                                      tax. All or a portion of the income
                                      from these bonds may be subject to
                                      the Federal alternative minimum tax,
                                      so New Preferred Shares may not be a
                                      suitable investment if you are
                                      subject to this tax or would become
                                      subject to such tax by investing in
                                      New Preferred Shares. Investment in
                                      the New Preferred Shares may not be
                                      as appropriate for corporations
                                      subject to California franchise tax
                                      or California corporate income tax.
                                      Taxable income or gain earned by the
                                      Trust will be allocated
                                      proportionately to holders of the
                                      Trust's preferred shares and common
                                      shares, based on the percentage of
                                      total dividends paid to each class
                                      for that year. Accordingly, certain
                                      specified New Preferred Share
                                      dividends may be subject to income
                                      tax on income or gains attributed to
                                      the Trust. The Trust may at its
                                      election give notice before any
                                      applicable auction of the amount of
                                      any taxable income and gain to be
                                      distributed for the period relating
                                      to that auction. If the Trust does
                                      not provide such notice, the Trust
                                      generally will make holders of New
                                      Preferred Shares whole for taxes
                                      owing on dividends paid to
                                      shareholders that include taxable
                                      income or gain.

ALTERNATIVE MINIMUM TAX.............  All or a portion of the Trust's dividends may be subject to federal
                                      Alternative Minimum Tax ("AMT").

LIQUIDATION PREFERENCE..............  The liquidation preference of each New
                                      Preferred Share will be $25,000, plus
                                      an amount equal to accumulated but
                                      unpaid dividends (whether or not
                                      earned or declared) plus the premium,
                                      if any, resulting from the
                                      designation of a premium call period.

RATINGS.............................  It is a condition to their issuance that the New Preferred Shares be issued
                                      with a rating of "aaa" from Moody's
                                      and "AAA" from S&P and that the Trust
                                      receive written assurance from each
                                      of Moody's and S&P that the issuance
                                      of the New Preferred Shares will not
                                      cause a downgrading of the Trust's
                                      currently outstanding Preferred
                                      Shares.

REDEMPTION..........................  Holders of New Preferred Shares will not have the right to cause the Trust to
                                      redeem their shares. The Trust may,
                                      however, be required by applicable
                                      law or by rating agency guidelines to
                                      redeem New Preferred Shares if, for
                                      example, the Trust does not meet an
                                      asset coverage ratio required by law
                                      or correct a failure to meet a rating
                                      agency guideline in a timely manner.
                                      The Trust may also voluntarily redeem
                                      New Preferred Shares.

VOTING RIGHTS.......................  The Investment Company Act of 1940
                                      requires that the holders of New
                                      Preferred Shares and of currently
                                      outstanding Preferred Shares, voting
                                      together as a single class separate
                                      from the holders of common shares,
                                      have the right to elect at least two
                                      directors of the Trust at all times
                                      and to elect a majority of the
                                      directors at any time when two years'
                                      dividends on the Preferred Shares are
                                      unpaid. The holders of New Preferred
                                      Shares and any other outstanding
                                      preferred shares will vote as a
                                      separate class on certain other
                                      matters as required under the Trust's
                                      charter, the Investment Company Act
                                      of 1940 and Maryland law.


                            FINANCIAL HIGHLIGHTS

         The table below sets forth certain specified information for a share of common stock of the Trust outstanding throughout each period presented. The financial highlights for each period presented (other than for the six months ended June 30, 1999) have been audited by Deloitte & Touche LLP, the Trust's independent auditors, whose report covering each of the five years in the period ended December 31, 1998, is included in the Trust's most recent Annual Report and is incorporated by reference in the statement of additional information. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Trust's most recent Annual Report and the Semi-Annual Report for the six months ended June 30, 1999, which are available without charge from the Trust.


                                                                              YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------


                                                                                                                        SEPTEMBER
                                                                                                                     28, 1992****
                                             SIX MONTHS                                                                 THROUGH
                                             ENDED JUNE                                                                  DECEM-
PER COMMON SHARE OPERATING                    30, 1999                                                                   BER 31,
PERFORMANCE:                                (UNAUDITED)        1998     1997       1996     1995     1994      1993        1992
                                            -----------      -------- --------- --------- -------- --------  --------  ---------

Net asset value, beginning of the period....$  17.12         $ 16.69  $  15.86  $  15.92  $ 13.66  $  16.09  $  14.18  $  14.10
                                            -----------      -------- --------- --------- -------- --------  --------  ---------

   Net investment income....................    0.59             1.18     1.15      1.11     1.12      1.12      1.14      0.16
   Net realized and unrealized gain (loss)
     on invesments..........................   (0.79)            0.25     0.69     (0.16)    2.27     (2.48)     1.81      0.20
                                            -----------      -------- --------- --------- -------- --------  --------  ---------

Net increase (decrease) from investment
  operations................................   (0.20)            1.43     1.84      0.95     3.39     (1.36)     2.95      0.36
                                            -----------      -------- --------- --------- -------- --------  --------  ---------

Dividends and distributions:
   Dividends from net investment income to:
     Common shareholders....................   (0.39)           (0.77)   (0.77)    (0.77)   (0.85)    (0.86)    (0.85)    (0.07)
     Preferred shareholders.................   (0.10)           (0.23)   (0.24)    (0.24)   (0.28)    (0.21)    (0.18)    (0.02)
   Distributions from net realized gain on
   investments to:
     Common shareholders....................      --               --       --       **       --        --      (0.01)       --
     Preferred shareholders.................      --               --       --       **       --        --         **        --
   Distributions in excess of net realized
     gain on investments to:
     Common shareholders....................      --               --       --       **       **        --         --        --
     Preferred shareholders.................      --               --       --       **       **        --         --        --
                                            -----------      -------- --------- --------- -------- --------  --------  ---------
Total dividends and distributions...........   (0.49)           (1.00)   (1.01)    (1.01)   (1.13)    (1.07)    (1.04)    (0.09)
                                            -----------      -------- --------- --------- -------- --------  --------  ---------
Capital charge with respect to issuance
  of shares.................................      --               --       --       --      --        ***         --     (0.19)
Net asset value, end of period*.............$  16.43         $  17.12 $  16.69  $  15.86  $ 15.92  $  13.66  $  16.09  $  14.18##
                                            ===========      ======== ========= ========= ======== ========  ========  =========
Market value, end of period*................$  15.43         $  15.94 $  15.25  $  14.63  $ 13.63  $  12.00  $ 15.125  $  13.75
                                            ===========      ======== ========= ========= ======== ========  ========  =========
TOTAL INVESTMENT RETURN+....................   (0.74)%           9.77%    9.90%    13.67%   20.57%   (15.59)%   14.79%    (1.11)%
RATIOS TO AVERAGE NET ASSETS OF
   COMMON SHAREHOLDERS:A
Expenses++..................................    0.95%+++         0.91%    0.98%     1.03%    1.02%     1.08%     0.96%     0.86%+++
Net investment income before preferred
  stock dividends++.........................    6.97%+++         6.96%    7.11%     7.11%    7.46%     7.70%     7.33%     4.69%+++
Preferred stock dividends...................    1.20%+++         1.36%    1.48%     1.56%    1.85%     1.46%     1.14%     0.62%+++
Net Investment income available to common
  shareholders .............................    5.77%+++         5.60%    5.63%     5.55%    5.61%     6.24%     6.19%     4.07%+++
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands)............................$176,915         $ 175,760 $167,984  $161,839 $156,774 $151,669  $160,350   $141,249
Portfolio turnover..........................       0%                0%       0%        3%      13%      17%        8%         0%
Net assets of common shareholders, end of
    period (in thousands)...................$171,017         $ 178,134 $173,711  $165,038 $165,719 $142,165  $167,439   $147,610
Preferred stock outstanding (in thousands).. $78,000         $  78,000 $ 78,000  $ 78,000 $ 78,000 $ 78,000  $ 78,000   $ 78,000
Asset coverage per share of preferred
  stock, end of period......................$ 79,813         $  82,094 $ 80,677  $ 77,897 $ 78,115 $141,131  $157,333   $144,500

------------
    * Net asset value and market value are published in Barron's each Saturday and The Wall Street Journal each Monday.
   ** Actual amount paid to preferred shareholders was $0.00136 and $0.00073 per common share for the year ended December 31, 1996 and 1993, respectively, and to common shareholders was $0.004363 per share for the year ended December 31, 1996. Actual amount paid in excess of net realized gain on investments to preferred shareholders was $0.0004 and $0.0007 per common share for the years ended December 31, 1996 and 1995, respectively, and to common shareholders was $0.0013 and $0.0021 per share for the years ended December 31, 1996 and 1995, respectively.
  ***  Actual amount was $0.00006 per common share.
 ****  Commencement of investment operations.
    #  A 2-for-1 stock split occurred on July 24, 1995.
   ## Net asset value immediately after the closing of the first public offering was $14.06.
    + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
   ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares, relative to the average net assets of common shareholders.
  +++  Annualized.
   a. Certain changes have been made to the ratios to average net assets of common shareholders for the period ended December 31, 1992 and the year ended December 31, 1993 to conform to current year presentation.


                                 THE TRUST

         The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") is a non-diversified, closed-end management investment company. The Trust was incorporated under the laws of the State of Maryland on August 7, 1992, and has registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust will distribute substantially all of its net assets on or about December 31, 2008, when the Trust will terminate. The Trust's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its telephone number is (800) 688-0928.

         The Trust commenced investment operations on September 28, 1992 upon the closing of the initial public offering of 9,500,000 of its common shares. The net proceeds of such offering were approximately $133.9 million. In November, 1992, the Trust sold, pursuant to an over-allotment option granted to the underwriters in the initial public offering, an additional 900,000 of its common shares for net proceeds of approximately $12.7 million.

         On November 16, 1992, the Trust issued 780 preferred shares of beneficial interest, designated Series W7 and 780 preferred shares of beneficial interest, designated Series W28. The preferred shares were issued with a liquidation preference per share of $50,000, plus accumulated and unpaid dividends. On May 16, 1995, shareholders approved a proposal to split each preferred share into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000, plus in each case accumulated and unpaid dividends, which occurred on July 24, 1995.

         As of December 31, 1999, 10,407, 093 common shares, 1,560 Preferred Shares, Series W7 and 1,560 Preferred Shares, Series W28 were outstanding. The Trust's common shares are traded on the New York Stock Exchange under the symbol "BFC."

         The following table provides information about the Preferred Shares since their issuance:


                            Amount Outstanding
                          Exclusive of Treasury        Asset Coverage    Involuntary Liquidating
    As of                       Securities               Per Share*        Preference Per Share
   ------                 ---------------------        --------------    -----------------------
12/31/1992                        1,560                $  144,500                $50,000
12/31/1993                        1,560                $  157,333                $50,000
12/31/1994                        1,560                $  141,131                $50,000
12/31/1995**                      3,120                $   78,115                $25,000
12/31/1996                        3,120                $   77,897                $25,000
12/31/1997                        3,120                $   80,677                $25,000
12/31/1998                        3,120                $   82,094                $25,000

* Calculated by dividing net assets by the number of Preferred Shares outstanding.
** A 2-for-1 stock split with respect to the Preferred Shares occurred on July 24, 1995.

 The following table provides information about the Trust's outstanding shares as of December 31, 1999:


                                                                      Amount Held by
                                                                     the Trust or for
           Title of Class                Amount Authorized             its Account             Amount Outstanding
           --------------                -----------------           ----------------          ------------------
           Common Shares                    200,000,000                     0                      10,407,093
     Series W7 Preferred Shares                1,560                        0                           1,560
    Series W28 Preferred Shares                1,560                        0                           1,560


                              USE OF PROCEEDS

         The net proceeds of the offerings will be $ , after payment of offering expenses (estimated to be $[300,000]) and the underwriting discount.

         The net proceeds of the offering will be invested in accordance with the Trust's investment objective and policies as stated below. It is presently anticipated that the Trust will be able to invest substantially all of the net proceeds in California municipal obligations that meet those objective and policies at or shortly (within [six to eight] weeks) after the completion of the offering. To the extent that all of the proceeds cannot be so invested, pending such investment, they will be invested in short-term, high quality tax-exempt securities. If necessary in order to fully invest the net proceeds of the offerings immediately, the Trust may also purchase, as temporary investments, short-term, taxable investments, the income on which is subject to regular Federal and California income tax.


                               CAPITALIZATION

         The following table sets forth the unaudited capitalization of the Trust as of December 31, 1999, and as adjusted to give effect to the issuance of the New Preferred Shares pursuant to the offering.


                                                                ACTUAL          AS ADJUSTED
                                                           -----------------  ---------------
Shareholders' equity:
Preferred Stock, par value $.01 per share (3,120
     shares issued; 4,182 preferred shares issued
     and outstanding, as adjusted, at $25,000 per share
     liquidation preference).............................     $   78,000,000   $  104,550,000
Common Shares, par value $.01 per share ([10,407,093]
     shares issued and outstanding)......................     $  144,619,829   $  144,054,329
   Paid in capital in excess at par .....................
   Undistributed net investment income...................
   Accumulated net realized loss.........................
   Unrealized appreciation of investments................
                                                              --------------    -------------

   Net assets............................................     $                $
                                                              ==============    =============




                     INVESTMENT OBJECTIVE AND POLICIES

         The Trust's investment objective is to provide current income exempt from regular Federal and California income tax and to return $15 per common share to holders of common shares on or about December 31, 2008. No assurance can be given that the Trust will achieve its investment objective.

         The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of California municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated at the time of Investment Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Services ("S&P") or which are determined by the Trust's investment adviser, BlackRock Financial Management, Inc. (the "Adviser"), to have equivalent claims-paying abilities. The Trust may invest up to 20% of its total assets in uninsured California municipal obligations which are:

         o   rated at the time of investment Aaa by Moody's or AAA by S&P;

         o   guaranteed by an entity with a Aaa or AAA rating;

         o backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest; or

         o determined by the Trust's Adviser to be of Aaa or AAA credit quality at the time of investment.

Generally, California municipal obligations which are covered by insurance or a guarantee would not be rated Aaa or AAA, and might not be considered to be of investment grade credit quality in the absence of such insurance or guarantee. In determining whether to purchase a particular California municipal obligation which is covered by insurance or a guarantee, the Adviser considers the credit quality of the underlying issuer (among other factors such as price, yield and maturity), although such credit quality will not necessarily be the determinative factor in making the investment decision.

         California municipal obligations which are backed by an escrow or trust account which contains U.S. Government or U.S. Government agency securities ("collateralized obligations") generally are not insured and may not be rated Aaa by Moody's or AAA by S&P, and may not be of equivalent credit quality in the view of the Adviser. Collateralized obligations include, but are not limited to, California municipal obligations that have been (i) advance refunded where the proceeds of the funding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturity principal payments, or both, are sufficient to cover the remaining scheduled debt service on the California municipal obligations, or (ii) issued under state and local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the California municipal obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

         The Trust seeks to return $15 per common share to holders of common shares on or about December 31, 2008 (when the Trust will terminate) by actively managing its portfolio of tax-exempt California municipal obligations, which will have an average final maturity on or about such date and by retaining each year a small portion of its net investment income, which portion will not exceed 10% for any year as determined in accordance with the Federal income tax rules applicable to the Trust. The purpose of retaining a small portion of net investment income is to enhance the Trust's ability to return to investors $15 per common share outstanding upon the Trust's termination. Such retained income will serve to increase the net asset value of the Trust and a portion of such retained income will be available to offset capital losses, if any. However, if the Trust realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities or the retention of net investment income, the Trust may return less than $15 for each common share outstanding at the end of the Trust's term. In addition, the leverage caused by the Trust's issuance of preferred stock may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, the Adviser believes that it will be able to manage the Trust's assets so that the Trust will not realize capital losses which are not offset by capital gains over the life of the Trust on the disposition of its other assets and retained net investment income. Although neither the Adviser nor the Trust can guarantee these results, their achievement should enable the Trust, on or about December 31, 2008, to have available for distribution to holders of its common shares $15 for each common share then outstanding.

         Moody's highest rating category is Aaa. S&P's highest rating category is AAA. The process of determining ratings for California municipal obligations by Moody's and S&P includes consideration of the likelihood of the receipt by securityholders of all distributions, the nature of the underlying securities, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Publications of Moody's indicate that it assigns a Aaa rating to securities that "are judged to be of the best quality" and "carry the smallest degree of investment risk." Publications of S&P indicate that it assigns a AAA rating to securities for which the obligor's "capacity to meet its financial commitment on the obligation is extremely strong."

         In normal circumstances, the Trust disposes of insured California municipal obligations in its portfolio if the claims-paying ability of their insurer declines below Aaa in the case of Moody's or AAA in the case of S&P, unless the Trust obtains appropriate alternate insurance covering such California municipal obligations. The Trust may deviate from the foregoing policy relating to the disposal of California municipal obligations when, in the Adviser's judgment, appropriate alternative insurance is not available or is unduly costly or if the Adviser believes that an insurer whose claims-paying ability rating has been lowered is taking steps which will cause its rating to be restored promptly to the Aaa or AAA level. Similarly, the Trust intends to dispose of uninsured California municipal obligations rated Aaa or AAA or guaranteed by an entity with such a rating if their credit quality (or that of their guarantor) declines below Aaa or AAA, or, if they are not rated, the Adviser no longer believes them to be of triple-A credit quality.

         All or a portion of the Trust's dividends paid in respect of its common shares, its outstanding preferred shares and the New Preferred Shares may be subject to Federal alternative minimum tax ("AMT"). See "California Municipal Obligations."

         The Trust may utilize certain options, futures, interest rate swaps and related transactions for hedging purposes. To the extent the Trust utilizes hedging strategies or invests in taxable securities, the Trust's ability to achieve its investment objective of providing current income exempt from regular Federal and California income tax may be limited. Accordingly, in normal circumstances, the Trust's use of such practices is not significant.

         On a temporary defensive basis, the Trust may invest without limit in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements collateralized by such securities, or certificates of deposit, time deposits or bankers' acceptances for purposes of enhancing liquidity and/or preserving capital. The Trust may also invest in California municipal obligations with maturities of less than one year, other debt obligations of corporate issuers, such as interest-paying corporate bonds, commercial paper and certificates of deposit, bankers' acceptances and interest-bearing savings accounts of banks having assets greater than $1 billion and which are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the current dividend rate on any Preferred Shares, including the New Preferred Shares, will be more likely to approximate or exceed the net rate of return on the Trust's investment portfolio, with the consequence that the leverage resulting from the New Preferred Shares may become less beneficial or adverse to the holders of common shares.


                      CALIFORNIA MUNICIPAL OBLIGATIONS

         California municipal obligations include debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities, and by other qualifying issuers that pay interest which, in the opinion of the bond counsel to the issuer, is exempt from regular Federal and California income tax. California municipal obligations may be issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which California municipal obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. Subject to the credit standard policies described under "Investment Objective and Policies," there are two categories of California municipal obligations in which the Trust may invest in normal circumstances: (i) "public purpose" obligations that generate interest that is tax-exempt under regular Federal income tax rules and is not treated as a preference item for AMT; and (ii) qualified "private activity" obligations (typically industrial revenue bonds) that generate income that is tax-exempt under regular Federal income tax rules and the rules governing California taxes but must, if issued after August 7, 1986, be included in computing AMT. The Trust will not invest in California municipal obligations that generate interest that by its terms is subject to Federal income tax other than AMT.

         The types of California municipal obligations in which the Trust may invest include general obligation bonds, revenue bonds, municipal lease obligations, installment purchase contract obligations, variable and floating rate obligations, zero coupon securities, tax-exempt notes and municipal commercial paper.

         The yields on California municipal obligations are dependent on a variety of factors, including interest and income tax rates, the condition of the general money market and the municipal obligations market, the size of the particular issue, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of those California municipal obligations that they rate.

         It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, California municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding California municipal obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

         The terms of California municipal obligations often give their issuers the right periodically to "call" or prepay their municipal obligations. Issuers will exercise call rights when interest rates decline and they can refinance their municipal obligations at lower interest rates. At the time the Trust was formed, most of the California municipal obligations available in the market were subject to call provisions. When California municipal obligations are called by their issuers, the Adviser reinvests the proceeds from the called securities in other California municipal obligations. Because the Trust has a limited term, the Adviser reinvests the proceeds in California municipal obligations maturing prior to the expiration of the term. As the Trust approaches its termination date on December 31, 2008, the Adviser will be required to reinvest in shorter term municipal obligations with relatively lower interest rates.

         Obligations of issuers of California municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code and other applicable laws. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.


                                 INSURANCE

         The Trust generally invests at least 80% of its total assets in a portfolio of California municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated Aaa by Moody's or AAA by S&P at the time of investment or, if not rated, which are determined by the Adviser to have equivalent claims-paying abilities. See Appendix B to the statement of additional information for a brief description of Moody's and S&P's insurance claims-paying ability ratings.

         Certain insurance companies will issue policies guaranteeing the timely payment of principal of, and interest on, particular California municipal obligations or on a portfolio of California municipal obligations. Insurance may be purchased by the issuer of a California municipal obligation or by a third party at the time of issuance of the California municipal obligation ("Original Issue Insurance") or by the Trust or a third party subsequent to the original issuance of a California municipal obligation ("Secondary Insurance"). In each case, a single premium is paid to the insurer by the party purchasing the insurance when the insurance is obtained. Original Issue Insurance and Secondary Insurance policies are non-cancellable and remain in effect for so long as the insured California municipal obligation is outstanding and the insurer is in business. Accordingly, whether a particular California municipal obligation is covered by Original Issue Insurance as opposed to Secondary Insurance will not, in and of itself, be determinative to the Trust in making an investment decision to purchase such California municipal obligation.

         The Trust may also purchase insurance covering certain California municipal obligations which it intends to purchase for its portfolio or which it already owns ("Portfolio Insurance"). Portfolio Insurance policies guarantee the timely payment of principal of, and interest on, covered California municipal obligations only while they are owned by the Trust. Such policies are non-cancellable and remain in effect until the Trust terminates provided the Trust pays the applicable insurance premiums and the insurer remains in business. California municipal obligations in the Trust's portfolio covered by a Portfolio Insurance policy will not be covered by such policy after they are sold by the Trust unless the Trust elects to obtain some form of Secondary Insurance for them at the time of sale. The Trust would obtain such Secondary Insurance only if, in the Adviser's view, it would be economically advantageous for the Trust to do so.

         The Trust may purchase California municipal obligations covered by Original Issue Insurance provided by AMBAC Indemnity Corporation ("AMBAC"), Bond Investors Guaranty Insurance Company ("BIGI"), Capital Markets Assurance Company ("CAPMAC"), Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Security Assurance Inc. ("FSA") and Financial Guaranty Insurance Company ("FGIC"); each has received insurance claims-paying ability ratings of Aaa from Moody's and AAA from S&P. See Appendix B to the statement of additional information for a description of Moody's and S&P's insurance claims-paying ability ratings and financial data regarding each of these insurers. The Trust may also purchase Secondary Insurance and Portfolio Insurance policies from any of such insurers. In the future, the Trust may purchase California municipal obligations covered by Original Issue Insurance provided by, and may purchase Secondary and Portfolio Insurance from, other insurers (not listed above) whose claims-paying abilities are rated Aaa by Moody's or AAA by S&P or, if unrated, are of comparable credit quality in the view of the Adviser. Any payments received from an insurer, whether the insurance is obtained by the Trust or by other parties, is treated for Federal income tax purposes and for purposes of California taxes in the same manner as if the payments were received directly from the issuer of the California municipal obligations. See "Taxes".

         The Adviser anticipates that a majority of insured tax-exempt California municipal obligations purchased by the Trust will be insured under policies obtained by parties other than the Trust. The Trust does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such insured California municipal obligations. Accordingly, the yield on such California municipal obligations may be lower than that on equivalent uninsured California municipal obligations. The cost of insurance purchased by the Trust will increase its expenses, and the yield on the Trust's portfolio will be reduced accordingly.

         In the event the claims-paying ability rating of an insurer of California municipal obligations in the Trust's portfolio were to be lowered from Aaa or AAA (in the case of Moody's or S&P, respectively), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple- A rating, the Trust may seek to obtain additional insurance from an insurer whose claims-paying ability is rated Aaa by Moody's or AAA by S&P or, if the Adviser determines that the costs of obtaining such additional insurance outweigh the benefits, the Trust may elect not to obtain additional insurance. In making such determination, the Adviser will consider the costs of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer and/or guarantor of the underlying California municipal obligations. The Adviser may also determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims-paying ability rating to be restored promptly. The foregoing policies also will be applied in the case of insurers whose claims-paying abilities are not rated but which are determined by the Adviser to be comparable to Aaa or AAA. See "Investment Objective and Policies".

         Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations in all circumstances. The Trust cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency or a subsequent purchaser) could or would honor all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on California municipal obligations. The Trust cannot predict the impact which such events might have on the market values of such California municipal obligations. In the event of a default by an insurer on its obligations in respect of any California municipal obligations in the Trust's portfolio, the Trust would look to the issuer and/or guarantor of the relevant California municipal obligation for payments of principal and interest and such issuer and/or guarantor may not be rated Aaa by Moody's or AAA by S&P or, in the view of the Adviser, be of equivalent credit quality. Accordingly, the Trust could be exposed to greater risk of non-payment in such circumstances, which could adversely affect the Trust's net asset value and the market price per common share. Alternatively, the Trust could elect to dispose of such California municipal obligations; however, the market prices for such California municipal obligations may be lower than the Trust's purchase price for them and the Trust could sustain a capital loss as a result. Capital losses incurred by the Trust which are not offset by capital gains may adversely affect the Trust's net asset value and the Trust's ability to return $15 per common share outstanding to investors on or about December 31, 2008.

         Although the insurance on California municipal obligations reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured tax-exempt California municipal obligations will not receive timely scheduled payments of principal or interest), insured tax-exempt California municipal obligations remain subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on California municipal obligations does not insure the market value of the Trust's assets or the net asset value or the market price for the common shares. Furthermore, insurance, while guaranteeing scheduled payments of principal and interest on a timely basis, will not make accelerated payments of principal and interest on California municipal obligations where the terms of the instrument governing such California municipal obligations require acceleration in the event of a default. In general, the Trust does not intend to hold California municipal obligations in its portfolio which are covered only by Portfolio Insurance unless the Trust has an irrevocable option to obtain permanent insurance covering such California municipal obligations from the insurer providing the Portfolio Insurance or such California municipal obligations mature by their terms on or before December 31, 2008.

         As of December 31, 1999, approximately 100% of the market value of the Trust's portfolio was invested in long-term California municipal obligations. [All] of such long-term California municipal obligations are rated Aaa by Moody's or AAA by S&P or are insured by an insurer with a claims-paying ability rating of Aaa by Moody's or AAA by S&P or guaranteed by an entity with such a rating. As described under "Description of New Preferred Shares - Rating Agency Guidelines and Asset Coverage," in calculating the discounted value of insured California municipal obligations held in the Trust's portfolio for the purpose of determining compliance with certain rating agency guidelines applicable to the Trust's preferred shares, the Trust may, in certain circumstances, utilize the insurance claims-paying ability rating of an insurer of a municipal obligation or the rating of a guarantor thereof in lieu of the Moody's or S&P's rating on the underlying municipal obligation.


                         OTHER INVESTMENT PRACTICES

         Certain of the other investment practices in which the Trust may engage that are described herein or in the statement of additional information may give rise to income that is subject to regular Federal or California income tax. For additional investment practices, see "Investment Policies and Techniques" in the statement of additional information. Accordingly, in normal circumstances, the Trust does not intend to engage in such practices to a significant extent. Moreover, the Trust intends that, so long as New Preferred Shares are outstanding, its portfolio will reflect guidelines established by Moody's and S&P in connection with the Trust's receipt of a rating for such shares on the date they are first issued of at least "aaa" from Moody's and "AAA" from S&P. Such guidelines may preclude or limit the Trust from engaging in many of the investment practices described under this caption or in the statement of additional information. In particular, for so long as New Preferred Shares are rated by Moody's, unless the Moody's ratings guidelines change from those presently applicable as described under "Description of New Preferred Shares -- Rating Agency Guidelines and Asset Coverage," the Trust will not buy or sell futures contracts or options thereon or write put or call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the New Preferred Shares by Moody's except that the Trust may sell exchange traded futures contracts based on the Municipal Index or Treasury Bonds and purchase exchange traded put options on such futures contracts and write exchange traded call options on such futures contracts (collectively "Moody's Hedging Transactions") subject to the limitations described below. For so long as New Preferred Shares are rated by S&P, unless S&P's ratings guidelines change from those presently applicable as described under "Description of New Preferred Shares -- Rating Agency Guidelines and Asset Coverage," the Trust will not buy or sell futures contracts or options thereon or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the New Preferred Shares by S&P except that the Trust may buy and sell futures contracts based on the Municipal Index or Treasury Bonds and purchase put and call options on such contracts (collectively "S&P Hedging Transactions") subject to the limitations described below.

HEDGING

         Although in normal circumstances the Trust does not intend to invest more than 5% of its assets in instruments other than California municipal obligations, the Trust may also enter into certain hedging transactions. In particular, the Trust may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts and may enter into various interest rate transactions (collectively, "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities, for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Hedging Transaction is a function of market conditions. The Hedging Transactions that the Trust may use are described in the statement of additional information. The ability of the Trust to hedge successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured.

OTHER INVESTMENT TECHNIQUES

         The Trust may engage in other types of transactions, including investment in restricted and illiquid securities, repurchase and reverse repurchase agreements, when-issued and forward commitment transactions, borrowing, securities lending and other transactions. For a description of such types of transactions, see "Investment Policies and Techniques - Other Investment Policies and Techniques" in the statement of additional information.


                                   RISKS

         Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in New Preferred Shares.

INTEREST RATE RISK

         The Trust issues preferred shares (including the New Preferred Shares), which pay dividends based on short-term interest rates. The Trust then uses the proceeds from the sale of preferred shares to buy California municipal obligations, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the preferred shares dividend rates may rise so that the amount of dividends paid to holders of preferred shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of preferred shares. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the preferred shares offering) is available to pay preferred share dividends, however, preferred share dividend rates would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay preferred share dividends would be impaired. Generally, California municipal obligations will decrease in value when interest rates rise and increase in value when interest rates decline. If long-term rates rise, the value of the Trust's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the preferred shares.

AUCTION RISK

         The dividend rate for the New Preferred Shares normally is set through an auction process. In the auction, holders of New Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their New Preferred Shares or purchase additional New Preferred Shares. The auction also provides liquidity for the sale of New Preferred Shares. An auction fails if there are more New Preferred Shares offered for sale than there are buyers. You may not be able to sell your New Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain New Preferred Shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your New Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "The Auction".

SECONDARY MARKET RISK

         If you try to sell your New Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a Special Dividend Period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for New Preferred Shares are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. New Preferred Shares are not listed on a stock exchange or the NASDAQ stock market. If you sell your New Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

RATINGS AND ASSET COVERAGE RISK

         While it is a condition to the issuance of the New Preferred Shares that Moody's assign a rating of aaa and S&P a rating of AAA to the New Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in New Preferred Shares. Moody's or S&P could downgrade New Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P downgrades the New Preferred Shares, the Trust may alter its portfolio or redeem New Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust may voluntarily redeem New Preferred Shares. See "Description of New Preferred Shares-Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

CREDIT RISK

         Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Trust because it invests primarily in insured California municipal obligations.

CALIFORNIA MUNICIPAL OBLIGATIONS MARKET RISK

         Investing in the market for California municipal obligations involves certain risks. The amount of public information available about the California municipal obligations in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Adviser than a stock fund or taxable bond fund. The secondary market for California municipal obligations also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its portfolio securities at attractive prices.

         The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. See "Descriptions of California Municipal Obligations" in the Statement of Additional Information. Insurance on municipal obligations held by the Trust may reduce, but will not necessarily eliminate, such risks. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

STATE-SPECIFIC RISK

         Because the Trust invests primarily in a portfolio of California municipal obligations, the Trust is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal obligations than a fund that does not invest primarily in the obligations of such issuers. See "Descriptions of California Municipal Obligations" in the statement of additional information.

NON-DIVERSIFICATION RISK

         The Trust is classified as a "non-diversified" fund, which means that the Trust may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Trust may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the net asset value of the Trust.

REINVESTMENT RISK

         Reinvestment risk is the risk that income from the Trust's portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at lower interest rates. This risk will increase as the Trust approaches its termination date, because the Trust will reinvest such proceeds in California municipal obligations with maturities on or about its termination date, and shorter term California municipal obligations generally pay lower rates of interest than longer term California municipal obligations. A decline in income could affect the Trust's ability to pay dividends on the New Preferred Shares.

INFLATION RISK

         Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of an investment in New Preferred Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of the New Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the New Preferred Shares would increase, tending to offset this risk.


                          MANAGEMENT OF THE TRUST

DIRECTORS AND OFFICERS

         The board of directors is responsible for the overall management of the Trust, including supervision of the duties performed by the Adviser. There are eight directors of the Trust. Two of the directors are "interested persons" (as defined in the 1940 Act). The names and business addresses of the directors and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the statement of additional information.

INVESTMENT ADVISER

         BlackRock Financial Management, Inc. acts as the Trust's investment adviser (the "Adviser"). BlackRock Advisors, Inc. together with its investment advisory subsidiaries, including the Adviser, is a global asset management firm with assets of approximately $148 billion under management as of September 30, 1999. The Adviser has its principal office at 345 Park Avenue, New York, New York 10154. BlackRock Advisors and its subsidiaries constitute the asset management arm of PNC Bank, N.A., and together have over 671 employees. The Adviser and its affiliates provide fixed income, liquidity, equity, alternative investment, and risk management products for clients worldwide. As of September 30, 1999, the Adviser managed approximately $83 billion in various fixed income sectors, including $8 billion in municipal securities. The Adviser and its affiliates manage 13 closed-end, six open-end and six money market municipal funds. In addition, the Adviser manages portfolios of municipal securities for large insurance companies and high net worth individuals.

INVESTMENT PHILOSOPHY

         The Adviser's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

         The Adviser uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. The Adviser's extensive personnel and technology resources are the key drivers of the investment philosophy.

         The Adviser's Municipal Bond Team. The Adviser uses a team approach to managing municipal portfolios. The Adviser believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

         The Adviser's municipal bond team includes three portfolio managers and six credit research analysts. The team is led by Kevin M. Klingert, a managing director and portfolio manager at the Adviser. Mr. Klingert is a senior portfolio manager and head of municipal bonds at the Adviser, a position he has held since joining the Adviser in 1991. Mr. Klingert has over 15 years of experience in the municipal market. Prior to joining the Adviser, Mr. Klingert was an Assistant Vice President in the Unit Investment Trust Department at Merrill Lynch, Pierce, Fenner & Smith, which he joined in 1985. Mr. Klingert has primary responsibility for managing client portfolios with a special emphasis on municipal securities. The portfolio management team also includes Craig Kasap. Mr. Kasap has been a portfolio manager at the Adviser for over two years and is a member of the Adviser's Investment Strategy Group. Prior to joining the Adviser in 1997, Mr. Kasap spent three years as a municipal bond trader with Keystone Investments in Boston where he was involved in formulating the firm's municipal bond investment strategies. James McGinley is also a member of the Adviser's municipal bond portfolio management team and Investment Strategy Group. Prior to joining the Adviser in 1999 as a Vice President, Mr. McGinley worked at Prudential Securities as an Associate Vice President in Municipal Research.

         The Adviser's municipal bond portfolio managers are responsible for 25 municipal bond portfolios, valued as of September 30, 1999 at approximately $5.5 billion, plus approximately an additional $2.5 billion in municipal bonds held across portfolios with broader investment mandates. The team is responsible for portfolios with a variety of investment objective and constraints, including national funds and state-specific funds. As of September 30, 1999, the team managed 13 closed-end municipal funds with over $3 billion in assets.

         The Adviser's Investment Process. The Adviser has in-depth expertise in the fixed income market. The Adviser applies the same risk-controlled, active sector rotation style (discussed below) to the management process for all of its fixed income portfolios. The Adviser believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at the Adviser.

         The Adviser's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. The Adviser believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, the Adviser thinks that value over the long-term is best achieved through a risk- controlled approach, focusing on sector allocation, security selection and yield curve management (discussed below).

         In the municipal market, the Adviser believes one of the most important determinants of value is supply and demand. The Adviser's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the impact of supply and demand on sectors. The Adviser believes that the breadth and expertise of its municipal bond team allows it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

         The Adviser also believes that over the long-term, intense credit analysis will add value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D who, since December 15, 1998, has been managing director responsible for municipal credit research at the Adviser. Ms. Heide supervises a team of five municipal research analysts who have an average of 10 years of experience in municipal credit research. Between 1993 and December 15, 1998, Ms. Heide served as a director at the Adviser, specializing in the credit analysis of municipal securities.

         The Adviser's approach to credit risk incorporates a combination of sector-based top-down macro-analysis of industry sectors to determine relative weightings with an issuer-specific, bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The issuer-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. The Adviser's analytic process focuses on anticipating changes in credit trends before market recognition. Credit research is a critical element of the Adviser's municipal process. The Adviser's yield curve management process involves, among other things, an evaluation of the risk/return trade off for bonds having different durations, and selecting bonds believed to present an attractive yield relative to the degree of interest rate risk involved.

THE INVESTMENT ADVISORY AGREEMENT

         Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Adviser manages the investment of the Trust's assets and provides such investment research, advice and supervision, in conformity with the Trust's investment objective and policies, as necessary for the operations of the Trust.

         The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all directors' fees and salaries of the Trust's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser, except that the board of directors may approve reimbursement for the time spent on Trust operations of personnel who spend substantial time on the operations (other than the provision of investment advice) of the Trust or other investment companies advised by the Adviser. The Advisory Agreement provides that the Trust shall pay to the Adviser for its services a monthly fee at the annual rate of 0.35% of the Trust's average weekly net asset value. The liquidation value of any outstanding preferred shares (including the New Preferred Shares) of the Trust is not taken into account in determining the Trust's average weekly net asset value.

         Although the Adviser intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of the Adviser are not exclusive and the Adviser provides similar services to other investment companies and other clients and may engage in other activities.

         The Advisory Agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Trust or any of the Trust's stockholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's stockholders and provides for indemnification by the Trust of the Adviser, its partners, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

         The Advisory Agreement will continue in effect, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the Trust's board of directors or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of directors or a majority of the outstanding voting securities of the Trust or by the Adviser, on 60 days' written notice by either party to the other. Except as otherwise provided by order of the SEC or any rule or provision of the 1940 Act, the Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

THE ADMINISTRATION AGREEMENT

         Princeton Administrators, L.P. (the "Administrator"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, acts as administrator for the Trust. [The Administrator is an affiliate of _________ ________________, one of the underwriters of this offering.] Under the Administration Agreement with the Trust (the "Administration Agreement"), the Administrator administers the Trust's corporate affairs subject to the supervision of the Trust's board of directors and in connection therewith furnishes the Trust with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to stockholders and the SEC and filing of Federal, state and local income tax returns) as are not being furnished by the custodian. In connection with its administration of the corporate affairs of the Trust, the Administrator will bear the following expenses:

        o the salaries and expenses of all personnel of the Administrator; and

        o all expenses incurred by the Administrator in connection with administering the ordinary course of the Trust's business, other than those assumed by the Trust, as described below.

         The Administration Agreement provides that the Trust shall pay to the Administrator a monthly fee for its services and the facilities furnished by the Administrator at the annual rate of 0.10% of the Trust's average weekly net asset value. The liquidation value of any outstanding preferred shares (including the New Preferred Shares) of the Trust is not taken into account in determining the Trust's average weekly net asset value.

         The Administration Agreement is terminable on 60 days' prior written notice by either party to the other.

EXPENSES OF THE TRUST

         Except as indicated above, the Trust will pay all of its expenses, including fees of the directors not affiliated with the Adviser and board meeting expenses: fees of the Adviser and the Administrator; interest charges; taxes; organization expenses; charges and expenses of the Trust's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Trust; expenses of repurchasing shares; expenses of issuing any preferred shares (including the New Preferred Shares) or indebtedness; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; custodial fees and expenses for all services to the Trust, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Trust's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of stockholders meetings; SEC and state registration fees; New York Stock Exchange listing fees; and fees payable to the National Association of Securities Dealers, Inc. in connection with this offering and fees of any rating agencies retained to rate any preferred shares (including the New Preferred Shares) issued by the Trust.


                      DESCRIPTION OF PREFERRED SHARES

         Certain of the capitalized terms used herein are defined in the Articles Supplementary and Articles of Amendment of the Trust attached as Appendices C-1, C-2 and C-3 to the statement of additional information.

         The Preferred Shares of each series are shares of preferred stock of the Trust that entitle their holders to receive dividends when, as and if declared by the board of directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. In general, the Applicable Rate for a particular Dividend Period for a particular series of Preferred Shares will be determined by an Auction conducted on the day before the start of such Dividend Period. Existing Holders and Potential Holders of Preferred Shares may participate in Auctions therefor, although Existing Holders desiring to continue to hold all of their Preferred Shares regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "The Auction". The Trust intends to redeem all of the Preferred Shares of each series no later than the last Dividend Payment Date in respect of each series prior to December 31, 2008 (when the Trust will terminate).

         A Dividend Payment Date and an Auction Date for the Trust's outstanding Series W28 Preferred Shares may coincide with a Dividend Payment Date and an Auction Date for the Series W7 Preferred Shares (including the New Preferred Shares); however, the Series W28 Preferred Shares will have a Dividend Period of 28 days in length and the Series W7 Preferred Shares (including the New Preferred Shares) will have a Dividend Period of seven days in length (except in the case of the Initial Dividend Period or a Special Dividend Period in respect of either series).

         The Preferred Shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not carried or declared) plus the premium, if any, resulting from the designation of a Premium Call Period and are fully paid and non-assessable. The Preferred Shares are not convertible into common shares or other capital stock of the Trust and the holders thereof have no preemptive rights. The Preferred Shares are not subject to any sinking fund but are generally subject to redemption at the option of the Trust on any Dividend Payment Date with respect thereto (provided that no Preferred Shares shall be subject to optional redemption during a Non-Call Period) and, in certain circumstances, are subject to mandatory redemption by the Trust. Except with regard to their respective Initial Dividend Periods and Initial Dividend Rates and except for the timing of their respective Auction Dates and Dividend Payment Dates, the rights and preferences of each series of Preferred Shares are the same.

         In connection with the auction procedures described below, Deutsche Bank Group is the Auction Agent, the transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Shares.


                    DESCRIPTION OF NEW PREFERRED SHARES

         The following is a brief description of the terms of the New Preferred Shares. For the complete terms of the New Preferred Shares, including definitions of terms used but not defined, please refer to the detailed description of the New Preferred Shares in the Articles Supplementary and Articles of Amendment attached as Appendices C-1, C-2 and C-3 to the statement of additional information. We refer to the Articles Supplementary and Articles of Amendment in this prospectus collectively as the "Articles Supplementary."

GENERAL

         The Trust is authorized to issue 200 million shares of capital stock, $.01 par value. The board of directors of the Trust is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. In connection with the offerings of New Preferred Shares described herein, the board of directors has reclassified 1,062 shares of unissued capital stock as New Preferred Shares.

         The New Preferred Shares will rank on parity with the currently outstanding Preferred Shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each New Preferred Share carries one vote on matters that New Preferred Shares can be voted. New Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

DIVIDENDS AND DIVIDEND PERIODS

         General. The following is a general description of dividends and Dividend Periods. The Initial Dividend Period for the New Preferred Shares will be ___ days and the dividend rate for this period will be __%. Subsequent Dividend Periods generally will be seven days and the dividend rates for those periods will be determined by auction. The Trust, subject to certain conditions, may change the length of subsequent Dividend Periods by designating them as Special Dividend Periods. See "--Designation of Special Dividend Periods" below.

         Dividend Payment Dates. Dividends on New Preferred Shares will be payable, when, as and if declared by the board of directors, out of legally available funds in accordance with the Trust's charter and applicable law, on _____________, 2000, and thereafter generally on each Thursday. However, if dividends are payable on a Thursday that is not a Business Day, then dividends will generally be payable on the next day, if such day is a Business Day, or as otherwise specified in the Trust's charter. In addition, the Trust may specify different Dividend Payment Dates in the Notice of Special Dividend Period issued for a Special Dividend Period of more than 91 days.

         Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Auction Agent in same-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

         Calculation of Dividend Payment. The Trust computes the dividend per New Preferred Share by multiplying the Applicable Rate in effect by a fraction. The numerator of this fraction will normally be seven (i.e. the number of days in the Dividend Period) and the denominator will normally be
365. If the Trust has designated a Special Dividend Period of 365 days or more, then the numerator will be the number of days in the Dividend Period, and the denominator will be 360. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

         Dividends on New Preferred Shares will accumulate from the date of their original issue. For each Dividend Payment Period after the Initial Dividend Period, the dividend rate will be the dividend rate determined at the Auction, except as provided below. The dividend rate that results from an Auction for New Preferred Shares will not be greater than the Maximum Applicable Rate. In the case of a Special Dividend Period for which Bid Requirements are specified, the dividend rate will not be less than the Minimum Applicable Rate specified in the Notice of Special Dividend Period. During Dividend Periods for which no Bid Requirements are specified, there will be no Minimum Applicable Rate.

         The Maximum Applicable Rate for any regular Dividend Payment Period will be the Applicable Percentage of the higher of the 30-day "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate. In the case of a Special Dividend Period, the Maximum Applicable Rate for any Dividend Payment Period included in such Special Dividend Period will be the Applicable Percentage (determined on the date of the Notice of Special Dividend Period in the case of any such Notice that specifies a Maximum Applicable Rate applicable to such Special Dividend Payment Period) of the Special Dividend Period Reference Rate for such Dividend Payment Period. The Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend period that net capital gains or other taxable income will be included in such dividend on New Preferred Shares as follows:


                 Credit Ratings                  Applicable        Applicable
                 --------------                  Percentage:       Percentage:
           Moody's            S&P             No Notification     Notification
           -------            ---             ---------------     ------------

       "aa3" or higher     AA- or higher           110%              150%

        "a3" to "al"         A- to A+              125%              160%

      "baa3" to "baal"     BBB- to BBB+            150%              250%

       "ba3" to "bal"       BB- to BB+             200%              275%

         Below "ba3"         Below BB-             250%              300%

Prior to each Dividend Payment Date, the Trust is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Trust does not intend to establish any reserves for the payment of dividends.

         Additional Dividends. If, in the case of a Dividend Period of 28 days or fewer, the Trust retroactively allocates any net capital gain or other taxable income to a dividend paid on New Preferred Shares and did not give advance notice thereof to the Auction Agent as described below under "The Auction-Auction Procedures" (the amount of the retroactive allocation referred to herein as a "Retroactive Taxable Allocation") solely by reason of the fact that the retroactive allocation is made as a result of the redemption of all or a portion of the outstanding New Preferred Shares or the liquidation of the Trust, the Trust will, within 90 days (and generally within 60 days) after the end of the Trust's fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of New Preferred Shares (initially expected to be Cede & Co. as nominee of the Securities Depository) during such fiscal year at the holder's address listed on the stock books of the Trust. The Trust will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of New Preferred Shares), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes".

         If, in the case of a Dividend Period of 35 days or more, the Trust makes a Retroactive Taxable Allocation to a dividend paid on New Preferred Shares, the Trust will, within 90 days (and generally within 60 days) after the end of the Trust's fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of New Preferred Shares (initially expected to be Cede & Co., as nominee of the Securities Depository) during such fiscal year at the holder's address list on the stock books of the Trust. The Trust will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of New Preferred Shares), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes".

         In no other instance will the Trust be required to make payments to holders of New Preferred Shares to offset the tax effect of any reallocation of net capital gain or other taxable income.

         An "Additional Dividend" means an amount paid to a holder of New Preferred Shares that, when taken together with the aggregate amount of Retroactive Taxable Allocations allocated to such holder with respect to the fiscal year in question, would cause the holder's dividends from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the amount of the dividends that would have been received and retained by the holder if the Retroactive Taxable Allocations had not been made. Additional Dividends shall be calculated:

        o      without consideration being given to the time value of money;

        o assuming that no holder of New Preferred Shares is subject to AMT with respect to dividends received from the Trust; and

        o assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of New Preferred Shares at the maximum combined marginal regular Federal (taking into account the Federal income tax deductibility of state taxes paid or incurred) and California income tax rate applicable to individuals or corporations, whichever is greater, in effect at the end of the fiscal year in question.

Although the Trust generally intends to designate any Additional Dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes." The Trust will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

         Restrictions on Dividends and Other Distributions. Except as otherwise described herein, when the Trust has any preferred shares outstanding, including the New Preferred Shares, the Trust may not declare, pay or set apart for payment, any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, its common shares) in respect of common shares. In addition, the Trust may not call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Trust ranking junior to the New Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation). However, the Trust is not confined by the above restrictions if:

        o immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (see "-- Rating Agency Guidelines and Asset Coverage" below),

        o full cumulative dividends on the New Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent;

        o any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid; and

        o      the Trust has redeemed the full number of New
               Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

         Except as set forth in the next sentence, the Trust will not declare, pay or set apart for payment any dividend on any shares of the Trust ranking, as to the payment of dividends, on a parity with New Preferred Shares for any period unless the Trust has or contemporaneously declares and pays full cumulative dividends on the New Preferred Shares through its most recent Dividend Payment Date. However, when the Trust has not paid dividends in full on the New Preferred Shares through the most recent Dividend Payment Date or upon any shares of the Trust ranking, as to the payment of dividends, on a parity with New Preferred Shares through their most recent respective Dividend Payment Dates, the Trust will declare all dividends upon New Preferred Shares and any shares of the Trust ranking, as to the payment of dividends, on a parity with New Preferred Shares, pro rata so that the amount of dividends declared per share on New Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the New Preferred Shares and such other class or series of shares bear to each other.

         Designation of Special Dividend Periods. The Trust may, at its sole option and whenever permitted by law, declare a Special Dividend Period. To declare a Special Dividend Period, the Trust will give notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer and request that the next succeeding Dividend Period for such series of New Preferred Shares be a number of days (other than seven) evenly divisible by seven and specified in such notice. For any Auction occurring after the initial Auction, the Trust may not give a Request for Special Dividend Period unless Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to mandatory redemptions, and any Additional Dividends payable prior to such date have been paid in full. The Trust must have also received confirmation from Moody's and S&P or any Substitute Rating Agency that the proposed Special Dividend Period will not adversely affect such agency's then-current rating on the New Preferred Shares. A Request for Special Dividend Period will also specify any proposed Bid Requirements. Upon receiving a Request for Special Dividend Period, the Broker-Dealer(s) will jointly determine whether, given the factors set forth in the Articles Supplementary, it is advisable that the Trust issue a Notice of Special Dividend Period for the New Preferred Shares as contemplated by the Request for Special Dividend Period and, if advisable, the Specific Redemption Provisions and will give the Trust and the Auction Agent notice of its determination. If no Broker-Dealer objects to the Notice of Special Dividend Period, the Trust may issue such notice specifying the duration of the Special Dividend Period, the Bid Requirements, if any, and the Specific Redemption Provisions, if any.

REDEMPTION

         Mandatory Redemption. If the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agencies that rate the New Preferred Shares, the Trust must redeem all or a portion of the New Preferred Shares. This mandatory redemption will take place on a date that the board of directors specifies out of legally available funds in accordance with the Trust's charter and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The mandatory redemption will be limited to the number of New Preferred Shares necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

         Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, upon giving a Notice of Redemption, as provided below, the Trust, at its option, may redeem the New Preferred Shares, in whole or in part, out of funds legally available therefor, on any Dividend Payment Date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period; provided that no New Preferred Shares shall be subject to optional redemption during a Non-Call Period. In addition, holders of New Preferred Shares may be entitled to receive Additional Dividends in the event of redemption of such New Preferred Shares to the extent provided herein. The Trust has the authority to redeem the New Preferred Shares for any reason and may redeem all or part of then-outstanding New Preferred Shares if it anticipates that the Trust's leveraged capital structure will result in a lower rate of return to holders of common shares of the Trust for any significant period of time than that obtainable if such common shares were not leveraged. The Trust intends to redeem all of its outstanding preferred shares (including the New Preferred Shares) prior to the last Dividend Payment Date in respect of each series prior to December 31, 2008 (when the Trust will terminate).

LIQUIDATION

         Upon a voluntary or involuntary liquidation of the Trust, the holders of outstanding New Preferred Shares will receive, from the assets of the Trust available for distribution to its shareholders, the liquidation preference plus all accumulated but unpaid dividends (whether or not earned or declared) plus the premium, if any, resulting from the designation of a Premium Call Period and any applicable Additional Dividends before any payment is made to the common shares. The holders of outstanding New Preferred Shares will be entitled to receive these amounts subject to the rights of holders of any series or class of shares, including other series of Preferred Shares, ranking on a parity with the New Preferred Shares with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of New Preferred Shares of the full preferential amounts provided for as described, the holders of New Preferred Shares will have no right or claim to any of the remaining assets of the Trust.

         Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Trust, is a voluntary or involuntary liquidation for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

         The Trust is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of New Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Trust.

         The Trust is also required under rating agency guidelines to maintain, with respect to New Preferred Shares, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities which are equity shares, including the New Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are equity shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). Based on the composition of the portfolio of the Trust and market conditions as of __________ ___, 2000, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all New Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $______, would have been computed as follows:


  Value of Trust assets less liabilities
    not constituting senior securities          =  $                   =     %
  --------------------------------------           ----------------
Senior securities representing indebtedness        $
                   plus
 liquidation value of the preferred shares

         In the event the Trust does not timely cure a failure to maintain
(a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the New Preferred Shares, the Trust will be required to redeem New Preferred Shares as described under "--Redemption--Mandatory Redemption" above.

         Pursuant to S&P guidelines, for so long as the New Preferred Shares are rated by S&P, the Trust will also be required under the Articles Supplementary to have, as of each Valuation Date, Deposit Securities with maturity or tender payment dates not later than the Dividend Payment Date (collectively, "Dividend Coverage Assets") for each share of New Preferred Shares outstanding that follows such Valuation Date and having in the aggregate a value not less than the Dividend Coverage Amount (the "Minimum Liquidity Level"). The "Dividend Coverage Amount", as of any Valuation Date, means (A) the aggregate amount of cash dividends that will accumulate on outstanding New Preferred Shares to (but not including) the next Dividend Payment Date that follows such Valuation Date less (B) the combined fair market value of Deposit Securities irrevocably deposited for the payment of cash dividends on New Preferred Shares. "Deposit Securities" means cash, the book value of municipal obligations sold for which payment is due within five Business Days and before the next Valuation Date and municipal obligations rated at least A-1 + or SP- I + by S&P, VMIG-1 or MIG-1 by Moody's. The definitions of "Deposit Securities", "Dividend Coverage Assets" and "Dividend Coverage Amount" may be changed from time to time by the Trust without shareholder approval, but only in the event the Trust receives confirmation from S&P that any such change would not impair the ratings then assigned by S&P to New Preferred Shares.

         The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the New Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the New Preferred Shares.

         As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the New Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of New Preferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Trust and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

         A rating agency's guidelines will apply to New Preferred Shares only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and S&P for rating the New Preferred Shares.

VOTING RIGHTS

         Except as otherwise provided in this prospectus and in the statement of additional information or as otherwise required by law, holders of New Preferred Shares will have equal voting rights with holders of common shares and any other preferred shares of the Trust (one vote per share) and will vote together with holders of common shares and any other preferred shares as a single class.

         In connection with the election of the Trust's directors, holders of outstanding preferred shares of the Trust, including New Preferred Shares, voting as a separate class, are entitled to elect two of the Trust's directors, and the remaining directors are elected by holders of common shares and preferred shares, including New Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares of the Trust, including New Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares of the Trust, including New Preferred Shares, is that the number of directors constituting the board of directors will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of preferred shares of the Trust, including New Preferred Shares, as described above, would constitute a majority of the board of directors. The holders of preferred shares of the Trust, including New Preferred Shares, will be entitled to elect that smallest number of additional directors at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which directors are to be elected. The terms of office of the persons who are directors at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares of the Trust, including New Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional directors elected by the holders of the preferred shares will automatically terminate (on the earliest date permitted by Maryland law).

         As long as any preferred shares of the Trust are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares (including New Preferred Shares) outstanding at the time (voting as a separate class):

     (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with the Preferred Shares (including the New Preferred Shares) with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized amount of the Preferred Shares (including the New Preferred Shares) or any other preferred stock, unless the Trust obtains written confirmation from Moody's (if Moody's is then rating preferred shares), S&P (if S&P is then rating preferred shares) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating preferred shares) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the Preferred Shares) and the Trust continues to comply with
              Section 13 of the 1940 Act, the 1940 Act Preferred Shares
              Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares (including the New Preferred Shares) is not required;

     (b) amend, alter or repeal the provisions of the Trust's charter whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Trust's charter of holders of Preferred Shares (including the New Preferred Shares) or any other preferred stock;

     (c) authorize the Trust's conversion from a closed-end to an open-end investment company; or

     (d) amend the provisions of the Trust's charter which provide for the classification of the board of directors of the Trust into three classes, each with a term of office of three years with only one class of directors standing for election in any year (presently Article VI of the Trust's charter).

         To the extent permitted under the 1940 Act, the Trust shall not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Trust's charter of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote of the holders of at least a majority of the shares of each series adversely affected and outstanding at such time, in person or by proxy, at a meeting (each such adversely affected series voting separately as a class) or by the unanimous written consent of the holders of all outstanding preferred shares. Unless a higher percentage is provided for under the Trust's charter, the affirmative vote of the holders of a majority of the outstanding preferred shares, including New Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. Notwithstanding the preceding sentence, to the extent permitted by Maryland General Corporation Law, no vote of holders of common stock, either separately or together with holders of preferred shares as a single class, are necessary to take the actions contemplated by (a) and (b) above and the holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights expressly set forth in the charter of the holders of common shares.

         The foregoing voting provisions will not apply with respect to New Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.


                                THE AUCTION

GENERAL

         The Trust's charter that, except as otherwise described herein, the Applicable Rate for the New Preferred Shares for each Dividend Period after the Initial Dividend Period shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such subsequent Dividend Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Trust's charter and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell New Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." See the Articles Supplementary for a more complete description of the Auction process.

         Auction Agency Agreement. The Trust will enter into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Group) which provides, among other things, that the Auction Agent will follow the Auction Procedures to determine the Applicable Rate for New Preferred Shares so long as the Applicable Rate for New Preferred Shares is to be based on the results of an Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Trust no earlier than 60 days after such notice. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Trust may remove the Auction Agent provided that prior to such removal the Trust has entered into such an agreement with a successor Auction Agent.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in Auctions for New Preferred Shares.

         The Auction Agent after each Auction for New Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of New Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, New Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Trust may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one
Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

         Prior to the Submission Deadline on each Auction Date for the New Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of New Preferred Shares (a "Beneficial Owner") may submit orders ("Orders") with respect to New Preferred Shares to that Broker-Dealer as follows:

         1. Hold Order--indicating its desire to hold New Preferred Shares without regard to the Applicable Rate for the next Dividend Period thereof.

         2. Bid--indicating its desire to sell New Preferred Shares at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period thereof is less than the rate or spread specified in such Bid.

         3. Sell Order--indicating its desire to sell New Preferred Shares at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Dividend Period thereof.

         A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to New Preferred Shares then held by such Beneficial Owner. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Applicable Rate on the Auction Date therefor will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit an Order to its Broker-Dealer will be deemed to have submitted a Hold Order to its Broker-Dealer; provided however, that if a Beneficial Owner fails to submit an Order to its Broker-Dealer for an Auction relating to a Dividend Period of more than 91 days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the New Preferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional New Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

         A customer of a Broker-Dealer that is not a Beneficial Owner of New Preferred Shares but that wishes to purchase New Preferred Shares, or that is a Beneficial Owner that wishes to purchase additional New Preferred Shares (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase New Preferred Shares at $25,000 per share if the Applicable Rate for the next Dividend Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate higher than the Maximum Applicable Rate on the Auction Date therefor will not be accepted.

         Any Bid by an Existing Holder that specifies a Spread with respect to an Auction in which a Spread is not included in any Bid Requirements or in which there are no Bid Requirements and an Order that does not specify a Spread with respect to an Auction in which a Spread is included in any Bid Requirements shall be treated as a Sell Order.

         The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Trust) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any New Preferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of New Preferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Trust.

         If Sufficient Clearing Bids for New Preferred Shares exist (that is, the number of shares subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates or spreads equal to or lower than the Maximum Applicable Rate is at least equal to the number of New Preferred Shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for New Preferred Shares for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker- Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the New Preferred Shares available for purchase in the Auction. If Sufficient Clearing Bids for New Preferred Shares do not exist, the Applicable Rate for the next succeeding Dividend Period thereof will be the Maximum Applicable Rate on the Auction Date therefor. In such event, Beneficial Owners of New Preferred Shares that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares subject to such Sell Orders. If all of the Outstanding New Preferred Shares are the subject of Submitted Hold Orders, then the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period will be the higher of the 30-day "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate multiplied by 1 minus the maximum marginal regular Federal individual income tax rate then applicable to ordinary income or the maximum marginal regular Federal corporate tax rate then applicable, whichever is greater (or 90% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate that net capital gains or other taxable income will be included in such dividend on New Preferred Shares) on the date of the Auction.

         The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of New Preferred Shares that is different than the number of shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         The Auctions for New Preferred Shares will normally be held every Wednesday, and each subsequent Dividend Period will normally begin on the following Thursday.

         Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on New Preferred Shares, the Trust may, at its election, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date. In the event of such notice, the Trust will not be required to pay an Additional Dividend with respect to such dividend.

SECONDARY MARKET TRADING AND TRANSFER OF NEW PREFERRED SHARES

         The Broker-Dealers are expected to maintain a secondary trading market in New Preferred Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in New Preferred Shares will provide owners with liquidity of investment. The New Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Dividend Period in which the Bid Requirements, if any, do not require a Bid to specify a Spread, should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions. Investors who purchase shares in an Auction for a Special Dividend Period in which the Bid Requirements require a Bid to specify a Spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold on the open market in advance of the next Auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

         A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of New Preferred Shares only in whole shares and only:

         o pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures;

         o        to a Broker-Dealer; or

         o        to such other persons as may be permitted by the Trust;

provided, however, that

         o        a sale, transfer or other disposition of New
                  Preferred Shares from a customer of a Broker- Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition; and

         o in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

         For the meaning of defined terms used but not defined, see the Articles Supplementary and Articles of Amendment attached as Appendices C-1, C-2 and C-3 to the statement of additional information.


                                   TAXES

FEDERAL INCOME TAX MATTERS

         The Trust has qualified and elected, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute at least 90% of its net investment income (including taxable income, tax-exempt interest and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and substantially all of its net capital gain to its shareholders. The Trust will not be subject to Federal income tax on any net investment income and net capital gain that it distributes to its shareholders, but will be subject to Federal income tax at the regular corporate income tax rate on any net investment income (other than net tax-exempt interest income) that it retains.

         The Trust expects that substantially all of the Trust's dividends to the common shareholders and Preferred Shareholders will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds which is exempt from regular Federal income tax. Some or all of an exempt-interest dividend, however, may be subject to Federal alternative minimum tax imposed on the shareholder. Different Federal alternative minimum tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Trust also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. The Trust will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the common shares and Preferred Shares, including the New Preferred Shares. The Trust intends to notify Preferred Shares, including New Preferred Shares in advance if it will allocate income to them that is not exempt from regular Federal income tax. In certain circumstances the Trust will make payments to such shareholders to offset the tax effects of the taxable distribution. See "Description of New Preferred Shares--Dividends and Dividend Periods-Additional Dividends."

         The sale or other disposition of common shares or Preferred Shares of the Trust will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6%, while long-term capital gains will generally be taxed at a maximum rate of 20%. Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

         The statement of additional information contains a more detailed summary of the Federal tax rules that apply to the Trust and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Trust or its shareholders, and any such change may be retroactive. You should consult with your tax adviser about Federal income tax matters.

CALIFORNIA TAX MATTERS

         In the opinion of California tax counsel, California law provides that dividends paid by the Trust and designated by it as tax-exempt are exempt from California state personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from California state personal income taxes, provided that at least 50% of the assets of the Trust at the close of each quarter of its taxable year are invested in obligations which, if held by an individual, the interest on which would be exempt under either Federal or California law from taxation by the State of California. Distributions of short-term capital gain are treated as ordinary income, and distributions of long-term capital gain are treated as long-term capital gain taxed at ordinary income rates under the California state personal income tax. Investment in the New Preferred Shares may not be as appropriate for corporations subject to California franchise tax or California corporate income tax.


                      DETERMINATION OF NET ASSET VALUE

         The net asset value of common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share of the Trust will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than Friday of each week and the last business day of each month, provided, however, that if any such day is a holiday or determination of net asset value on such day is impracticable, the net asset value shall be calculated on such earlier or later day as determined by the Adviser. The Trust calculates net asset value per common share of the Trust by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares (including New Preferred Shares) of the Trust from the Trust's total assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

         The Trust values its fixed income securities by using market quotations provided by pricing services, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of directors of the Trust. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of directors.


                        REPURCHASE OF COMMON SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may, but will not necessarily, have the effect of reducing any market discount from net asset value. See "Repurchase of Common Shares" in the statement of additional information.


                        DESCRIPTION OF CAPITAL STOCK

         The Trust is authorized to issue 200 million shares of capital stock, $.01 par value. The board of directors of the Trust is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. In connection with the offerings of New Preferred Shares described herein, the board of directors has reclassified 1,062 shares of unissued capital stock as New Preferred Shares.

COMMON SHARES

         The Trust's charter provides that the Trust will terminate on December 31, 2008, without stockholder approval. In connection with such termination, the Trust will liquidate all of its assets and distribute to holders of outstanding common shares the net proceeds from such liquidation after making appropriate provision for any liabilities of the Trust and the payment of any liquidation preferences and accumulated but unpaid dividends on any outstanding shares of Preferred Stock. Prior to such termination, however, the board of directors of the Trust will consider whether it is in the best interests of stockholders to terminate and liquidate the Trust on December 31, 2008 without stockholder approval notwithstanding the foregoing provision of the charter. In considering this matter, the board of directors will take into account, among other factors, the adverse effect which capital losses realized upon disposition of securities in connection with liquidation (if any such losses are anticipated) would have on the Trust and its stockholders. In the event that the board of directors determines that under the circumstances, termination and liquidation of the Trust on December 31, 2008 without a stockholder vote would not be in the best interests of stockholders, the board of directors will call a special meeting of stockholders to consider an appropriate amendment to the Trust's charter. The Trust's charter would require the affirmative vote of the holders of at least 75% of outstanding shares of capital stock to approve such an amendment. The foregoing provisions of the Trust's charter are governed by the laws of the State of Maryland and not the 1940 Act. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

         The Trust has no present intention of offering any additional shares of capital stock other than New Preferred Shares as described herein. Any additional offerings of shares of capital stock, if made, will require approval by the Trust's board of directors. Any additional offering of common shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Trust's common shareholders.

         On December 31, 1999, there were [6,407,093] common shares of the Trust issued and outstanding.

         So long as any New Preferred Shares or any other preferred shares of the Trust are outstanding, holders of common shares of the Trust will not be entitled to receive any net income of or other distributions from the Trust unless all accumulated dividends on outstanding preferred shares (including the New Preferred Shares) have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions. See "Description of New Preferred Shares-Dividends and Dividend Periods" for other restrictions on dividends to holders of common shares which will be applicable for so long as any preferred shares of the Trust are outstanding.

         The common shares have traded on the New York Stock Exchange (the "Exchange") since September 18, 1992 under the symbol "BFC."

         At                       , 2000, the net asset value per common
share was $           and the closing price per common ------------------
share on the Exchange was $          .
                            ---------

PREFERRED STOCK

         Under the Trust's charter, the Trust is authorized to issue 200 million shares of capital stock, $.01 par value. The board of directors of the Trust is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. In connection with the offerings of New Preferred Shares described herein, the board of directors has reclassified 1,062 shares of unissued capital stock as New Preferred Shares. Under the 1940 Act, the Trust is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Trust or the payment of dividends. Holders of common shares and outstanding preferred shares of the Trust have no preemptive right to purchase any preferred shares (including the New Preferred Shares) that might be issued. It is anticipated that the net asset value per share of the New Preferred Stock will equal its original purchase price per share plus accrued dividends per share. See "Description of New Preferred Shares" for a description of the rights, preferences, privileges and other terms of the New Preferred Shares.

ANTITAKEOVER PROVISIONS OF THE CHARTER AND BY-LAWS

         The Trust presently has provisions in its charter and By-Laws (commonly referred to as "antitakeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Trust, to cause it to engage in certain transactions or to modify its structure.

         First, a director elected by the holders of capital stock (i.e., the common shares, the New Preferred Shares and any other preferred shares) or by the holders of Preferred Shares, including the New Preferred Shares, and any other preferred shares may be removed from office only for cause by vote of the holders of at least 75% of the shares of capital stock or preferred shares, as the case may be, of the Trust entitled to be voted on the matter. Second, the affirmative vote of a majority of the directors and of the holders of at least 75% of the Trust's outstanding shares of capital stock entitled to be voted on the matter, voting as a single class, and the affirmative vote of a majority of outstanding preferred shares, voting as a separate class, will be required to authorize the Trust's conversion from a closed-end to an open-end investment company, which conversion would result in delisting of the common shares from the New York Stock Exchange. Conversion to an open-end investment company would require redemption of all outstanding preferred shares of the Trust. Third, the board of directors is classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. The affirmative vote of at least 75% of the Trust's outstanding shares of capital stock entitled to be voted on the matter, voting as a single class, and the affirmative vote of a majority of outstanding preferred shares, voting as a separate class will be required to amend the charter or By-Laws to change any of the foregoing provisions.

         In addition, under the Trust's charter, the Trust has elected to be subject to provisions of the Maryland General Corporation Law that generally provide that, unless an exemption is available, certain mergers, consolidations, shares exchanges, asset sales, stock issuances, liquidations or dissolutions, recapitalizations, and other transaction ("Business Combinations") with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an "Interested Stockholder") or any affiliate of an Interested Stockholder are prohibited for a period of five years following the most recent date on which the Interested Stockholder became an Interested Stockholder. Thereafter, such a Business Combination must be recommended by the board of directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation and (ii) 662/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Stockholder who is (or whose affiliate is) a party to the Business Combination or an affiliate or associate of the Interested Stockholder (with dissenting stockholders having certain appraisal rights), unless certain value and other standards are satisfied or some other statutory exemption is available. The vote specified in the preceding sentence will be required to amend the charter to change the provisions subjecting the Trust to the provisions of the Maryland General Corporation Law discussed above.

         The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law absent the elections described above or in the 1940 Act, will make more difficult a change in the Trust's business or management and may have the effect of depriving holders of common shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. The Trust's board of directors, however, has considered these antitakeover provisions and believes they are in the best interests of shareholders.


                                 CUSTODIAN

         The Trust's securities and cash are held under a Custodial Agreement with State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts.


                                UNDERWRITING

         Subject to the terms and conditions of the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of New Preferred Shares set forth opposite the name of such underwriter.


                                                     Number of
                                                     Series W7
       Name                                       Preferred Shares
-------------------                          --------------------------







                                                        ---------------
                  Total .....................                     1,062
                                                        ===============

         The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the New Preferred Shares if they purchase any of the shares. In the underwriting agreement, the Trust and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

         The underwriters, for whom ___________ [and ] are acting as representatives, propose to initially offer some of the New Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the New Preferred Shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Trust will pay of $___ per share is equal to ___% of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not in excess of $
        per share on sales to certain other dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any New Preferred Shares purchased in the initial public offering on or before , 2000.

         The Trust anticipates that the underwriters may from time to time act as brokers or dealers in executing the Trust's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

         The Trust anticipates that the underwriters or their respective affiliates may, from time to time, act in Auctions as Broker-Dealers and receive fees as set forth under "The Auction." [Each of such firms may also provide information to be used in ascertaining the applicable reference rates.] Each of the underwriters engages in transactions with, and perform services for, the Trust in the ordinary course of business.


                          TRANSFER AGENT, DIVIDEND
                       DISBURSING AGENT AND REGISTRAR

         The transfer agent, dividend disbursing agent and registrar for the New Preferred Shares will be Deutsche Bank Group, 4 Albany Street, New York, New York. The transfer agent, dividend disbursing agent and registrar for the common shares of the Trust is State Street Bank and Trust Company.


                               LEGAL OPINIONS

         Certain legal matters in connection with the New Preferred Shares offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Such counsel will rely, as to matters of Maryland law, on the opinion of Miles & Stockbridge, Baltimore, Maryland.


                                  EXPERTS

         The data in the "Financial Highlights" section of this prospectus are based upon financial statements that have been audited by Deloitte & Touche LLP, Two World Center, New York, New York, independent auditors, as indicated in their reports with respect thereto, and are incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.


                          REPORTS TO STOCKHOLDERS

         The Trust sends unaudited semiannual reports and audited annual reports, including a list of investments held, to stockholders.


                           AVAILABLE INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and its Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Trust can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

         Additional information regarding the Trust and the New Preferred Shares is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Trust with the SEC. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                  A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.


                         TABLE OF CONTENTS FOR THE
                    STATEMENT OF ADDITIONAL INFORMATION

                                                                       Page
                                                                       ----

Investment Objective and Policies.......................................S-2
Description of California Municipal Obligations.........................S-3
Investment Restrictions.................................................S-9
Investment Policies and Techniques......................................S-10
Management of the Trust.................................................S-14
Portfolio Transactions and Brokerage....................................S-19
Additional Information Concerning the Auctions for New
  Preferred Shares......................................................S-20
Repurchase of Common Shares.............................................S-22
Tax Matters.............................................................S-23
Financial Statements....................................................S-27
Additional Information..................................................S-27
Appendix A - General Characteristics and Risks of Hedging
Transactions ...........................................................A-1
Appendix B - Insurance Ratings..........................................B-1
Appendix C-1 - Articles of Amendment...................................C-1-1
Appendix C-2 - Articles of Amendment...................................C-2-1
Appendix C-3 - Articles Supplementary..................................C-3-1



                                 APPENDIX A
                         TAX EQUIVALENT YIELD TABLE

         The table below gives the approximate yield a security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4.75% to 5.75% under the regular Federal and California income tax law and tax rates applicable to individuals for 2000.


                                                 COMBINED               TAX EXEMPT YIELD OF:
             (TAXABLE INCOME*)                   MARGINAL
    ----------------------------------            INCOME        4.75%       5.00      5.25%     5.50%        5.75%
                                                   TAX
   SINGLE RETURN            JOINT RETURN          BRACKET            IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
--------------------    --------------------   ------------   ------------------------------------------------------

       Up to $26,250           Up to $43,850

   $26,251 - $63,550      $43,851 - $105,950

  $63,551 - $132,600     $105,951 - $161,450

 $132,601 - $288,350     $161,451 - $288,350

       Over $288,350           Over $288,350


                                                  ---------------
* Net amount subject to Federal and California income tax after deductions and exemptions.

         The above indicated Federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $128,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $128,950 and joint filers with adjusted gross income in excess of $193,400. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

         The combined Federal and California tax brackets are calculated using the highest California tax rate applicable within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 28%, 31%, 36% and 39.6%.

         Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular Federal and California income tax, other income received by the Trust may be taxable. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available. Finally, it should be noted investment in the New Preferred Shares may not be as appropriate for corporations subject to California franchise tax or California corporate income tax.

         The information set forth above is as of the date of this prospectus. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.


=============================================================================


                                $26,550,000


                          THE BLACKROCK CALIFORNIA
                           INSURED MUNICIPAL 2008
                              TERM TRUST INC.


                   AUCTION RATE MUNICIPAL PREFERRED STOCK

                          1,062 SHARES, SERIES W7





                           ---------------------

                                 PROSPECTUS

                                   , 2000
                           ---------------------







=============================================================================




The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



            SUBJECT TO COMPLETION, DATED ________________, 2000

      THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.

                    STATEMENT OF ADDITIONAL INFORMATION

The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") is a closed-end, non-diversified management investment company. This statement of additional information relating to New Preferred Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated ________ __, 2000. This statement of additional information does not include all information that a prospective investor should consider before purchasing New Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling
(888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings given to them in the prospectus or the Articles Supplementary and Articles of Amendment attached to this Statement of Additional Information as Appendices C-1, C-2 and C-3.

                             TABLE OF CONTENTS

                                                                        Page

Investment Objective and Policies........................................S-2
Descriptions of California Municipal Obligations.........................S-3
Investment Restrictions..................................................S-9
Investment Policies and Techniques......................................S-10
Management of the Trust.................................................S-14
Portfolio Transactions and Brokerage....................................S-19
Additional Information Concerning the Auctions for
  New Preferred Shares..................................................S-20
Repurchase of Common Shares.............................................S-22
Tax Matters.............................................................S-23
Financial Statements....................................................S-27
Additional Information..................................................S-27
Appendix A - General Characteristics and Risks of
  Hedging Transactions...................................................A-1
Appendix B - Insurance Ratings...........................................B-1
Appendix C-1 - Articles of Amendment...................................C-1-1
Appendix C-2 - Articles of Amendment...................................C-2-1
Appendix C-3 - Articles Supplementary..................................C-3-1




    This statement of additional information is dated _______ __ , 2000.




                     INVESTMENT OBJECTIVE AND POLICIES

         The Trust has not established any limit on the percentage of its portfolio that may be invested in California municipal obligations subject to the alternative minimum tax provisions of Federal tax law. New Preferred Shares may not be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing New Preferred Shares. The suitability of an investment in New Preferred Shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. Investment in the New Preferred Shares may not be as appropriate for corporations subject to California franchise tax or California corporate income tax. See "Tax Matters."

         The types of California municipal obligations in which the Trust may invest include general obligation bonds, revenue bonds, municipal lease obligations, installment purchase contract obligations, variable and floating rate obligations, zero coupon securities, tax-exempt notes and municipal commercial paper.

         The two principal classifications of California municipal obligations are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development, private activity and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, depending on numerous factors, variations in the quality of California municipal obligations both within a particular classification and between classifications.

         Also included within the general category of California municipal obligations are certain lease obligations or installment purchase contract obligations and participations therein (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Interest on lease obligations is tax-exempt to the same extent as if the municipality had issued debt obligations to finance the underlying project or purchase. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds and some lease obligations may be illiquid. Although "non-appropriation" lease obligations are generally secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear. The Trust does not intend to invest more than 10% of its total assets in lease obligations that contain "non-appropriation" clauses.

         Certain California municipal obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates.

         Other California municipal obligations include zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon California municipal obligations may be created by investment banks under proprietary programs in which they strip the interest component from the principal component and sell both separately. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

         The term California municipal obligations also includes obligations, such as tax-exempt notes, municipal commercial paper and municipal lease obligations, having relatively short-term maturities, although, as noted above, the Trust intends to invest its assets in a portfolio of municipal obligations which will have an average final maturity on or about the Trust's termination date of December 31, 2008, except in temporary defensive situations in which case investments in short-term assets may be increased.

              DESCRIPTIONS OF CALIFORNIA MUNICIPAL OBLIGATIONS

         As described in the Prospectus, except during temporary periods, the Trust will invest substantially all of its assets in California municipal obligations. In addition, the specific California municipal obligations in which the Trust will invest will change from time to time. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal obligations. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal obligations may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal obligations, as well as from other publicly available documents. Such information has not been independently verified by the Trust, and the Trust assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of California that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligation bonds of the State of California. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the Office of the Treasurer of the State of California.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

         Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, the Jarvis/Gann Initiative, which added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. On June 18, 1992, the United States Supreme Court upheld the constitutionality of Article XIIIA.

         In 1979, the voters of California passed an amendment adding
Article XIIIB to the California Constitution, the effect of which is to significantly limit spending by State government and by "local government" (defined as "any city, county, city and county, school district, special district, authority, or other political subdivision of or within the state"). Excluded from these limitations on government entities is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters of the issuing entity).

         In November 1986, California voters approved an amendment to the California Government Code known as Proposition 62 which added Article 3.7 to Title 5, Division 2, Chapter 4 of the California Government Code. The effect of Article 3.7 is to limit the abilities of local governments to impose new taxes or increase existing taxes by requiring certain legislative and voter approvals prior to the imposition of certain taxes by any local government (defined as any county, city, city and county, including a chartered city or county, or any public or municipal corporation) or district (defined as any agency of the state, formed pursuant to general law or special act, for the local performance of governmental or proprietary functions within limited boundaries). Article
3.7 can be amended only by a vote of the electorate of the State of California. In particular, Article 3.7, among other things, requires (i) two-thirds approval of all members of the applicable legislative body followed by majority approval of the voters voting in an election in order for a local government or district to impose any general tax (defined as any tax imposed for general governmental purposes), and (ii) two-thirds approval of the voters voting in an election in order for a local government or district to impose any special tax (defined as any tax imposed for a specific purpose). Those voting requirements do not apply to ad valorem taxes to pay interest and redemption charges on any indebtedness approved by the voters prior to the effective date of Article XIIIA of the California Constitution. Article 3.7 requires (1) that the revenues from a special tax be used only for the purpose or service for which the tax was imposed, and (2) any tax subject to the measure imposed by any local government or district on or after August 1, 1985 be ratified by majority vote of the voters voting in an election held within two years after the effective date of the measure in order for the tax to continue to be imposed on and after November 15, 1988. Article 3.7 contains a provision which diminishes the property tax revenues allocated to a local government or district to the extent that the local government or district imposed any tax not in compliance with Article 3.7. Article 3.7 also provides that no local government or district may impose any ad valorem tax on real property other than as permitted by Section 1 of Article XIIIA of the California Constitution, and that no local government or district may impose any transaction tax or sales tax on the sale of real property within the city, county or district. A 1988 decision of the Fourth Appellate District of the California Court of Appeals declared that the requirement of local voter ratification provided for in Article 3.7 violated the California Constitution. An initiative proposed to re-enact the ratification provisions of Article 3.7 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

         On December 19, 1991, the California Supreme Court declared a 1988 San Diego County Ballot measure that raised sales taxes for the purpose of financing construction of criminal detention and courthouse facilities unconstitutional because it was not passed with two-thirds voter approval. The court concluded that the agency established to finance the facilities is a special district created to circumvent Article XIIIA. However, in May 1992, the California Supreme Court let stand two lower court decisions involving sales tax increases passed by a majority vote. The lower courts had held that the Los Angeles County Transportation Commission and the Orange County Transportation Authority, the agencies entitled to collect the taxes, were not formed to circumvent Article XIIIA, and that, therefore, the taxes were validly passed. On November 10, 1993, in a closely watched case involving a Santa Clara County transportation authority created with the parameters of the California Supreme Court's 1991 decision in mind, a California Court of Appeal overturned a sales tax approved by less than two-thirds of the voters. In a September 1995 decision, the State Supreme Court affirmed the Court of Appeal, declaring Proposition 62 constitutional under the California Constitution. The decision limited itself to cities organized by the State and left unresolved whether Proposition 62 is constitutional as applied to cities organized under a charter. Approximately half the population of the State resides in charter cities. In March 1996, a Superior Court held that charter cities do not have to submit taxes to voter approval despite the State Supreme Court's Proposition 62 ruling. These decisions may continue to cast doubt on other projects around the State that have been financed with sales tax increases imposed without two-thirds voter approval. Soon after the State Supreme Court decision, Moody's Investors Services, Inc. indicated that the ruling has broad negative implications on the ability of the State's cities and counties to raise revenue and issue debt supported by general fund revenues.

         On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives.

         Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. The Legislative Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local government would be reduced by several hundred million dollars a year under this Proposition.

         Because of the complex nature of Articles XIIIA-D, the ambiguities and possible inconsistencies in their respective terms, and the applicability of their respective exemptions and exceptions and the impossibility of predicting future appropriations, it is not presently possible to determine the impact of Article XIIIA-D or any implementing or related legislation on the California municipal obligations in which the Trust may invest, or the abilities of State or local governments to pay the interest on, or repay the principal of such California municipal obligations.

PROPOSITION 98

          On November 8, 1988, voters of the State approved Proposition 98, a combined imitative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriation. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

         During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriation turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal year 1991-92 to Fiscal year 1993-94.

         In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

         Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 1998-99 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 44 percent from the level in place from 1991-92 through 1993-94, and is estimated at about $6,025 per ADA in 1999-00. A significant amount of the "extra" Proposition 98 monies in the last few years has been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. Furthermore, since General Fund revenue growth is expected to continue in 1999-00, there are also new initiatives to increase school safety, improve schools' accountability for pupil performance, provide additional textbooks to schools, fund deferred maintenance projects, increase beginning teacher's salaries and provide performance incentives to teachers.

LOCAL GOVERNMENTS

         The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also about 470 incorporated cities, and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the COPs program supporting local public safety departments, and various other measures.

         The 1999 Budget Act includes a $150 million one-time subvention from the General Fund to local agencies for relief from the 1992 and 1993 property tax shifts. Legislation has been passed, subject to voter approval at the election in November, 2000, to provide a more permanent payment to local governments to offset the property tax shift. In addition, legislation was enacted in 1999 to provide annually up to $50 million relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties.

         Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implemented a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations is reduced by $300 million, and cities will retain $62 million in fine and penalty revenue previously remitted to the State; the General Fund reimbursed the $362 million revenue loss to the Trial Court Trust Fund. The 1999 Budget Act includes funds to further reduce the county general fund contribution by an additional $96 million by reducing by 100 percent the contributions of the next 18 smallest counties and by 10 percent the general fund contribution of the remaining 21 counties.

         The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

         In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995, must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

STATE FINANCES

         From 1990 until 1994 the State experienced the worst economic fiscal, and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), and financial services, among others, have all been severely affected. Job losses were the worst of any post-war recession.

         The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-14 education, health, welfare and corrections -- growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State entered a period of chronic budget imbalance. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

         For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

         The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997, $1.782 billion at June 30, 1998, and $1.932 billion at June 30, 1999.

         As a result of the deterioration in the State's budget and cash situation during the early 1990, rating agencies reduced the State's credit rating. Between October 1991 and October 1992, the rating on the general obligation bonds was reduced by Standard & Poor's from "AAA" to "A+", by Moody's Investors Services, Inc. from "Aaa" to "Aa" and by Fitch Investors Services, Inc. from "AAA" to "AA". On July 15, 1994, all three of the rating agencies rating the State's long-term debt again lowered their ratings of the State's general obligation bonds. Moody's Investors Services, Inc. lowered its rating from "Aa" to "A1", Standard & Poor's lowered its rating from "A+" to "A", and Fitch Investors Service lowered its rating from "AA" to "A". In July 1996, Standard & Poor's raised its rating to A+ from A. In 1997, Fitch Investors Service raised its rating to "AA-" from "A+". In October 1998, Moody's Investors Service raised its rating to Aa3 from A1. There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised or withdrawn. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such obligations in the event of default.

         When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. By the time the Governor released the May Revision of the 1998-99 Budget ("May Revisions") on May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

         The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. Some 33 companion bills necessary to implement the budget were also signed. In signing the 1998-99 Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

         On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 1999-00 (the "January Governor's Budget"). The January Governor's Budget generally reported that general fund revenues for FY 1998-99 and FY 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.5 billion of general fund expenditures in FY 1999-00, with a $415 million SFEU reserve at June 30, 2000.

         The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The completion of the 1999 Budget Act occurred in a timely fashion. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

         The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.6 billion after the Governor used his line item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.

LITIGATION

         The State is a party to numerous legal proceedings. While the State has recently indicated in Official Statements that none of these proceedings, if determined adversely to the State, would affect the State's ability to pay when due the principal or interest on the obligations offered by such Official Statements, no assurance can be given in this regard.

TOBACCO LITIGATION

         In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers, which was later ratified by a State court judge having jurisdiction over a pending lawsuit brought by the State against these companies. The settlement has become final as of late September, 1999. Under the settlement, the companies will pay California governments a total of approximately $25 billion over a period of 25 years. In addition, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of these moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The State's 1999-2000 Budget includes receipt of about $560 million of these settlement moneys to the General Fund by June 30, 2000.

         The specific amount to be received by the State and local government is, however, subject to adjustment for a number of reasons. Various details in the settlement allow reduction of the companies' payments because of events such as certain federal government actions, or reductions in cigarette sales. In the event that any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law.


                          INVESTMENT RESTRICTIONS

         The Trust's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Trust's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares (including common shares, New Preferred Shares and any other outstanding preferred shares) or (b) 67% or more of the shares (including common shares and New Preferred Shares and any other outstanding preferred shares) represented at a meeting at which more than 50% of the outstanding shares (including common shares and New Preferred Shares and any other outstanding preferred shares) are represented) and the approval of the holders of a majority of New Preferred Shares and any other outstanding preferred shares voting separately as a class. All other investment policies or practices are considered by the Trust not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at a time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Trust may not:

                  (1) invest 25% of more of the value of its total assets in any one industry provided that such limitation shall not be applicable to California municipal obligations other than those California municipal obligations backed only by assets and revenues of non-governmental users;

                  (2) issue senior securities other than (a) preferred stock not in excess of the excess of 50% of its total assets over any senior securities described in clause (b) below that are outstanding, (b) senior securities other than preferred stock (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) not in excess of 331/3% of its total assets, and (c) borrowings up to 5% of its total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and (b) above; provided, however, that the Trust's obligations under interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge its assets other than to secure such issuances or in connection with Hedging Transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of clauses (a), (b) and (c) above, "total assets" shall be calculated after giving effect to the net proceeds of any such issuance and net of any liabilities and indebtedness that do not constitute senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by the proviso to this item (2);

                  (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objective and policies or the acquisition of securities subject to repurchase agreements;

                  (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Trust may be deemed to be an underwriter;

                  (5) invest for the purpose of exercising control over any issuer, except that the Trust may control a portfolio subsidiary;

                  (6) purchase or sell real estate or interests therein other than California municipal obligations secured by real estate or interests therein;

                  (7) purchase or sell commodities or commodity contracts except for hedging purposes, and only to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

                  (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

         The Trust has no intention to file a voluntary application for relief under Federal bankruptcy law of any similar application under state law for as long as the Trust is solvent and does not foresee becoming insolvent.

                     INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

HEDGING TRANSACTIONS

         The following descriptions of types of hedging transactions in which the Trust may engage supplements the information in the prospectus under the caption "Other Investment Practices -- Hedging." For additional information, see Appendix A "General Characteristics and Risks of Hedging Transactions."

         Interest Rate Transactions. Among the Hedging Transactions into which the Trust may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions as a hedge and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate-swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Hedging Transactions are entered into for good faith hedging purposes, the Adviser and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

         Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes, in each case, in accordance with the rules and regulations of the Commodity Futures Trading Commission.

         Calls on Securities Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on California municipal obligations and indices based upon the prices of debt securities that are traded on US. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on California municipal obligations written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

         Puts on Securities Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") on California municipal obligations (whether or not it holds such securities in its portfolio). For the same purposes the Trust may also sell puts on California municipal obligations financial indices and puts on futures contracts on California municipal obligations if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at higher than the current market price.

         The principal risks relating to the use of Hedging Transactions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Trust's portfolio;
(ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Adviser; and (iv) the obligation to meet additional variation margin or other payment requirements. See Appendix A "General Characteristics and Risks of Hedging Transactions."

         Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may restrict or affect the ability of the Trust to engage in Hedging Transactions. See "Tax Matters" and the prospectus.

OTHER INVESTMENT POLICIES AND TECHNIQUES

         Restricted and Illiquid Securities. Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

         Repurchase Agreements. The Trust may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Trust from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Trust is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Trust may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Trust's board of directors ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Trust's board of directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Trust to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Trust will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Trust's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Trust may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Trust may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

         Reverse Repurchase Agreements. The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein and in the prospectus. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

         When-Issued and Forward Commitment Securities. The Trust may purchase California municipal obligations on a "when-issued" basis and may purchase or sell California municipal obligations on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when- issued California municipal obligation prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when- issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

         Borrowings. Although it has no present intention of doing so, the Trust receives the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies -- Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investing and repurchases of capital stock of the Trust. Borrowing is a form of leverage and, in that respect, entails risks, including volatility in net asset value, market value and income available for distribution.

         Lending of Securities. The Trust may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's board of directors.

         The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of directors. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

         Zero Coupon Bonds. The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.


                          MANAGEMENT OF THE TRUST

         The officers of the Trust manage its day to day operations. The officers are directly responsible to the Trust's board of directors which sets broad policies for the Trust and chooses its officers. The following is a list of the directors and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years. Directors who are interested persons of the Trust (as defined in the 1940 Act) are denoted by an asterisk (*). The business address of the Trust, the Adviser and their board members and officers is 345 Park Avenue, New York, New York 10154, unless specified otherwise below. The directors listed below are either trustees or directors of other closed-end funds in which BlackRock Financial Management, Inc. or an affiliate acts as investment adviser.


                                                                      Principal Occupation
                                                                       During the Past Five
Name and Address                      Title                       Years and Other Affiliations
----------------                      -----                       ----------------------------
Andrew F. Brimmer                     Director         President of Brimmer & Company, Inc., a
4400 MacArthur Blvd., N.W.                             Washington, D.C. based economic and financial
Suite 302                                              consulting firm.  Director of CarrAmerica Realty
Washington, DC 20007                                   Corporation and Borg-Warner Automotive.
Age:  72                                               Formerly member of the Board of Governors the
                                                       Federal Reserve System. Formerly Director of AirBorne
                                                       Express, BankAmerica Corporation (Bank of America),
                                                       BellSouth Corporation, College Retirement Equities Fund
                                                       (Trustee), Commodity Exchange, Inc. (Public Governor),
                                                       Connecticut Mutual Life Insurance Company, E.I. duPont
                                                       de Nemours & Company, Equitable Life Assurance Society
                                                       of the United States, Gannett Company (publishing), MNC
                                                       Financial Corporation (American Security Bank), NMC
                                                       Capital Management, Navistar International Corporation
                                                       (truck manufacturing), and UAL Corporation (United
                                                       Airlines).

Richard E. Cavanagh                   Director         President and Chief Executive Officer of The
845 Third Avenue                                       Conference Board, Inc., a leading global business
New York, NY 10022                                     membership organization, from 1995-present.
Age:  52                                               Former Executive Dean of the John F. Kennedy
                                                       School of Government at Harvard University from
                                                       1988-1995. Acting Director, Harvard Center for
                                                       Government (1991-1993). Formerly Partner (principal) of
                                                       McKinsey & Company, Inc. (1980- 1988). Former Executive
                                                       Director of Federal Cash Management, White House Office
                                                       of Management and Budget (1977-1979). Co- author, THE
                                                       WINNING PERFORMANCE (best selling management book
                                                       published in 13 national editions). Trustee, Wesleyan
                                                       University, Drucker Foundation, Educational Testing
                                                       Services (ETS) and Airplanes Group, Aircraft Finance
                                                       Trust (AFT). Director, Arch Chemicals (chemicals),
                                                       Fremont Group (investments) and The Guardian Life
                                                       Insurance Company of America (insurance).

Kent Dixon                            Director         Consultant/Investor. Former President and Chief
9495 Blind Pass Road                                   Executive Officer of Empire Federal Savings  Bank of America
Unit #602                                              and Banc PLUS Savings  Association, former Chairman of the
St. Petersburg, FL 33706                               Board,  President and Chief Executive Officer of
Age: 61                                                Northeast Savings. Former Director of ISFA (the owner
                                                       of INVEST, a national securities brokerage service
                                                       designed for banks and thrift institutions).

Frank J. Fabozzi                      Director         Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT
858 Tower View Circle                                  and Adjunct Professor of Finance at the School of
New Hope, PA 18938                                     Management at Yale University. Director, Guardian Mutual
Age: 50                                                Trusts Group. Author and editor of several books on fixed
                                                       income portfolio management. Visiting Professor of
                                                       Finance and Accounting at the Sloan School of
                                                       Management, Massachusetts Institute of Technology from
                                                       1986 to August 1992.

Laurence D. Fink*                     Director         Chairman and Chief Executive Officer of
Age:  47                                               BlackRock Financial Management, Inc. and
                                                       BlackRock, Inc. Formerly a Managing Director of The
                                                       First Boston Corporation, member of its Management
                                                       Committee, co-head of its Taxable Fixed Income Division
                                                       and head of its Mortgage and Real Estate Products Group
                                                       (December 1980- March 1988). Currently, Chairman of the
                                                       board and Director of each of BlackRock Financial
                                                       Management, Inc.'s Trusts and Anthracite Capital, Inc.
                                                       Trustee of New York University Medical Center, Dwight
                                                       Englewood School, National Outdoor Leadership School
                                                       and Phoenix House. A Director of VIMRx Pharmaceuticals,
                                                       Inc. and Innovir Laboratories, Inc.

James Clayburn LaForce, Jr.          Director          Dean Emeritus of The John E. Anderson Graduate School of
P.O. Box 1595                                          Management, University of California since July 1, 1993.
Pauma Valley, CA 92061                                 Director, Jacobs Engineering Group, Inc., Rockwell International
Age: 69                                                Corporation, Payden & Rygel Investment Trusts (investment
                                                       companies), Timken Company (roller bearing and steel)
                                                       and Motor Cargo Industries (transportation). Acting
                                                       Dean of The School of Business, Hong Kong University of
                                                       Science and Technology 1990-1993. From 1978 to
                                                       September 1993, Dean of The John E. Anderson Graduate
                                                       School of Management, University of California.

Walter F. Mondale                     Director         Partner, Dorsey & Whitney, a law firm (December 1996-present,
220 South Sixth Street                                 September 1987-August  1993). Formerly U.S. Ambassador
Minneapolis, MN 55402                                  to Japan  (1993-1996). Formerly Vice President of the
Age: 71                                                United States, U.S. Senator and Attorney General of
                                                       the State of Minnesota. 1984 Democratic Nominee for
                                                       President of the United States.

Ralph L. Schlosstein*                 Director and     President of BlackRock Financial Management,
Age:  48                              President        Inc. and BlackRock, Inc.  Formerly a Managing
                                                       Director of Lehman Brothers, Inc. and co-head of
                                                       its Mortgage and Savings Institutional Group.
                                                       Currently President of each of the closed-end
                                                       funds in which BlackRock Financial
                                                       Management, Inc. acts as investment adviser.
                                                       Trustee of Denison University and New Visions
                                                       for Public Education in New York City.  A
                                                       Director of the Pulte Corporation and a member
                                                       of the Visiting Board of Overseers of the John F.
                                                       Kennedy School of Government at Harvard
                                                       University.

Keith T. Anderson                     Vice President   Managing Director of BlackRock Financial
Age:  40                                               Management, Inc. since January 1991.  Director
                                                       of BlackRock Financial Management, Inc. from
                                                       April 1988 to January 1991.  From February 1987
                                                       to April 1988, Vice President at The First Boston
                                                       Corporation in the Fixed Income Research
                                                       Department.  Previously Vice President and
                                                       Senior Portfolio Manager at Criterion Investment
                                                       Management Company (now Nicholas-
                                                       Applegate).

Henry Gabbay                          Treasurer        Managing Director of BlackRock Financial
Age:  52                                               Management, Inc. since January 1990.  Director
                                                       of BlackRock Financial Management, Inc. from
                                                       February 1989 to January 1990.  From September
                                                       1984 to February 1989, Vice President at The
                                                       First Boston Corporation.

Robert S. Kapito                      Vice President   Managing Director and Vice Chairman of
Age:  42                                               BlackRock Financial Management, Inc. since
                                                       March 1988.  Formerly Vice President the First
                                                       Boston Corporation in the Mortgage Products
                                                       Group (from December 1985 to March 1988).

James Kong                            Assistant        Managing Director of BlackRock Financial
Age:  39                              Treasurer        Management, Inc. since January 1996.  Director
                                                       of BlackRock Financial Management, Inc. from
                                                       January 1993 to January 1996.  Vice President
                                                       and Associate of BlackRock Financial
                                                       Management, Inc. from January 1991 and April
                                                       1989 to January 1993 and January 1991,
                                                       respectively.   From April 1987 to April 1989,
                                                       Assistant Vice President at The First Boston
                                                       Corporation in the CMO/ABO Administration
                                                       Department.  Previously affiliated with Deloitte
                                                       Haskins & Sells (now Deloitte & Touche LLP).

Karen H. Sabath                       Secretary        Managing Director of BlackRock Financial
Age:  34                                               Management, Inc. since January 1993.  Vice
                                                       President and Associate of BlackRock Financial
                                                       Management, Inc. from January 1989 and August
                                                       1988 to January 1993 and January 1989,
                                                       respectively.  From June 1986 to July 1988,
                                                       Associate at The First Boston Corporation in the
                                                       Mortgage Finance Department.  From August
                                                       1988 to December 1992, Associate Vice President
                                                       of BlackRock Advisers.

Michael C. Huebsch                    Vice President   Managing Director of the BlackRock Financial
Age:  41                                               Management, Inc. since January 1991.  Director
                                                       of BlackRock Financial Management, Inc. from
                                                       January 1989 to January 1991.  From July 1985 to
                                                       January 1989, Vice President at The First Boston
                                                       Corporation in the Fixed Income Research
                                                       Department.

Kevin Klingert                        Vice President   Managing Director of BlackRock Financial
Age:  37                                               Management, Inc. since January 1996.   Director
                                                       of BlackRock Financial Management, Inc. from
                                                       January 1994 to January 1996.  Vice President of
                                                       BlackRock Financial Management, Inc. from
                                                       October 1991 to January 1994.  From March 1985
                                                       to October 1991, Assistant Vice President at
                                                       Merrill Lynch, Pierce, Fenner & Smith in the Unit
                                                       Investment Trust Department.

Richard Shea, Esq.                    Vice President   Effective January 2000 Managing Director of
Age:  40                                               BlackRock Financial Management, Inc.   Director
                                                       of BlackRock Financial Management, Inc. from
                                                       January 1996 to January 2000.  Vice President of
                                                       BlackRock Financial Management, Inc. from
                                                       February 1993 to January 1996.  From December
                                                       1988 to February 1993, Associate Vice President
                                                       and Tax Counsel at Prudential Securities
                                                       Incorporated.  From August 1984 to December
                                                       1988, Senior Tax Specialist at Laventhol &
                                                       Horwath.

         As of _________, 2000, no person is known to the Trust to own of record or beneficially 5% or more of the outstanding common shares or preferred shares, except Cede & Co., Bowling Green Station, P.O. Box 20, New York, NY 10274-0020, which owned of record _____ of the outstanding common shares.

         Laurence D. Fink and Ralph L. Schlosstein serve as members of the executive committee of the board of directors. The executive committee, which meets between regular meetings of the board of directors, is authorized to exercise all of the powers of the board of directors except as otherwise set forth in the charter.

         The Trust has an Audit Committee consisting of those directors who are not interested persons of BlackRock Advisors, Inc. or the Adviser.

         No officer or employee of the Trust receives any compensation from the Trust for serving as an officer or director of the Trust. The Trust pays each director who is not an "interested person" of the Trust (as defined in the 1940 Act) $6,000 per year plus $1,500 per board meeting attended in person or by telephone for travel and out-of-pocket expenses.

         The aggregate estimated compensation received by each current director of the Trust for the fiscal year ending December 31, 1999 and the aggregate estimated compensation to be received by each current director/trustee of the BlackRock family of funds for the fiscal year ending December 31, 1999 as a whole are estimated as follows:


                                           1999 Estimated
                                              Aggregate                 Estimated Total Compensation from
                                          Compensation From                    the Trust and Fund
Name of Board Member                            Trust                     Complex Paid to Board Member*
--------------------                      -----------------             ----------------------------------
Andrew R. Brimmer                             $12,000                                $160,000
Richard E. Cavanagh                           $12,000                                $160,000
Kent Dixon                                    $12,000                                $160,000
Frank J. Fabozzi                              $12,000                                $160,000
Laurence D. Fink                                N/A                                    N/A
James Grosfeld**
James Clayburn LaForce, Jr.                   $12,000                                $160,000
Ralph L. Schlosstein                              N/A                                     N/A
Walter F. Mondale                             $12,000                                $160,000



   *        The BlackRock family of funds consists of 23 closed-end funds.
            Total compensation from the Trust and Trust complex paid to each board member is capped at $160,000; Director fees paid by the Trust may be reduced based on the Trust's relative net asset value in the event that the cap is applicable.
   **       Resigned on November 7, 1999.


                    PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Adviser is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

         The Adviser is responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

         The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Trust without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Adviser, and does not reduce the Adviser's normal research activities in rendering investment advice. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

         One or more of the other investment companies or accounts which the Adviser manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts' various investment objective. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of directors that this advantage, when combined with the other benefits available due to the Adviser's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         Although the investment management agreement contains no restrictions on portfolio turnover, it is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be less than 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.


                     ADDITIONAL INFORMATION CONCERNING
                   THE AUCTIONS FOR NEW PREFERRED SHARES

GENERAL

         Auction Agency Agreement. The Trust will enter into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Group) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the New Preferred Shares so long as the Applicable Rate for such shares is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in Auctions for New Preferred Shares.
See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to the New Preferred Shares. One certificate for all of the New Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of New Preferred Shares contained in the Articles Supplementary. The Trust will also issue stop-transfer instructions to the transfer agent for New Preferred Shares. Prior to the commencement of the right of holders of preferred shares of the Trust to elect a majority of the Trust's directors, as described under "Description of New Preferred Shares-Voting Rights" in the prospectus, Cede & Co. will be the holder of record of all shares of the New Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in New Preferred Shares, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this statement of additional information forms a part.

CONCERNING THE AUCTION AGENT

         The Auction Agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of New Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Trust) with respect to transfers described under "The Auction" in the prospectus and notices from the Trust. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Trust on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Trust may remove the Auction Agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for New Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 0.25% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of shares of New Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, New Preferred Shares will be placed by a Broker-Dealer if such shares were
(a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker- Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order. The Trust may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreements provide that a Broker-Dealer (other than an affiliate of the Trust) may submit Orders in Auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker- Dealer that is an affiliate of the Trust may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.


                        REPURCHASE OF COMMON SHARES

         The Trust is a closed-end investment company and as such its common shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Trust to an open-end investment company. The board of directors may not decide to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when preferred shares of the Trust are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Trust may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of directors would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations under each of those acts.

         Although the decision to take action in response to a discount from net asset value will be made by the board of directors at the time it considers such issue, it is the board's present policy, which may be changed by the board of directors, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Internal Revenue Code of 1986 (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the 1940 Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or
(3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States banks in which the Trust invests, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or
(f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of directors may in the future modify these conditions in light of experience.

         The repurchase by the Trust of its common shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Trust's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Trust may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Trust of its common shares will decrease the Trust's total assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining and decrease the asset coverage of the preferred shares.

         Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of directors may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                                TAX MATTERS

         The Trust has qualified and elected, and intends to continue to qualify under the Code, as a regulated investment company and to satisfy conditions which enable dividends on common shares or Preferred Shares which are attributable to interest on tax-exempt municipal securities to be exempt from Federal income tax in the hands of owners of such shares, subject to the possible application of the Federal alternative minimum tax.

         To qualify for tax treatment as a regulated investment company, the Trust must, among other things: (a) distribute to its shareholders at least an amount equal to the sum of (i) 90% of its net investment income (which is its investment company taxable income as that term is defined in the Code but determined without regard to the deduction for dividends paid) and (ii) 90% of its net tax-exempt income and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Trust's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). In meeting these requirements, the Trust may be restricted in the utilization of certain of the investment techniques described above and in the prospectus. If in any year the Trust should fail to qualify for tax treatment as a regulated investment company, the Trust would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the Trust's earnings and profits. A regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Trust generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

         Certain of the Trust's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Trust, affect the holding period of securities held by the Trust and after the character of the gains or losses realized by the Trust. These provisions may also require the Trust to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

         The Trust intends to qualify to pay "exempt-interest" dividends, as defined in the Code on its common shares and Preferred Shares. In order for any distributions to owners of the Trust's Preferred Shares to be eligible to be treated as exempt-interest dividends, such Preferred Shares must be treated as stock for Federal income tax purposes. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of its total assets consists of municipal bonds, the Trust will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Trust which are attributable to interest on municipal bonds and are so designated by the Trust within 60 days of the Trust's fiscal year-end. Exempt- interest dividends will be exempt from Federal income tax, subject to the possible application of the Federal alternative minimum tax. Insurance proceeds received by the Trust under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be excludable from gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on such "non-appropriation" municipal lease obligations will be excludable from gross income for Federal income tax purposes. See "Investment Objective and Policies" above. Gains of the Trust that are attributable to market discount on certain municipal obligations acquired after April 30, 1993 are treated as ordinary income. The interest on private activity bonds in most instances is not Federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Trust may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non- exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person." The Code provides that every holder of Preferred Shares required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Trust.

         Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Trust receives income from municipal obligations subject to the Federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Trust will annually supply a report indicating the percentage of the Trust's income attributable to municipal obligations subject to the Federal alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Trust that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the alternative minimum tax.

         Tax-exempt income, including exempt-interest dividends paid by the Trust, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to Federal income tax.

         Distributions to shareholders by the Trust of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Trust will be taxable to its shareholders as ordinary income. Distributions by the Trust of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned common shares or Preferred Shares. The amount of taxable income allocable to the Trust's Preferred Shares will depend upon the amount of such income realized by the Trust, but is not generally expected to be significant. Except for dividends paid on Preferred Shares which include an allocable portion of any net capital gain or other taxable income, the Trust anticipates that all dividends paid on shares of its Preferred Shares will constitute exempt-interest dividends for Federal income tax purposes. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). As long as the Trust qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction for corporations.

         The Internal Revenue Service (the "IRS") requires that a regulated investment company that has two or more classes of shares designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Trust intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and other taxable income, if any, between its common shares and preferred shares, including the Preferred Shares, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Trust reserves the right to make special allocations of income within a class, consistent with the objective of the Trust. The Trust may, at its election, notify the Auction Agent of the amount of any net capital gain or other income taxable for Federal income tax purposes to be included in any dividend on shares of its Preferred Shares prior to the Auction establishing the Applicable Rate for such dividend. If the Trust allocates any net capital gain or other taxable income for Federal income tax purposes to its Preferred Shares without having given advance notice thereof as described above, the Trust generally will be required to make payments to owners of its Preferred Shares to which such allocation was made in order to offset the Federal income tax effect of the taxable income so allocated as described under "Description of Preferred Shares-Dividends and Dividend Periods-Additional Dividends" in the prospectus.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Trust (and received by the shareholders) on December 31 of the year declared.

         If at any time when the Trust's Preferred Shares are outstanding the Trust fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, the Trust will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of New Preferred Shares-Dividends and Dividend Periods" in the prospectus. This may prevent the Trust from distributing at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company or cause the Trust to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, the Trust will be required to redeem its shares of Preferred Shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objective.

         The Trust may, at its option, redeem its Preferred Shares in whole or in part, and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Trust, (c) is substantially disproportionate with respect to the owner, or (d) with respect to a non-corporate owner, is in partial liquidation of the owner's interest in the Trust. For purposes of (a), (b) and (c) above, a shareholder's ownership of common shares will be taken into account.

         The sale or other disposition of common shares or Preferred Shares of the Trust will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any distribution of exempt- interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

         The Code provides that interest on indebtedness incurred or continued to purchase or carry the Trust's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

         Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of net investment income (which includes net short-term capital gain). To the extent received by foreign investors, exempt-interest dividends, distributions of net capital gain and gain from the sale or other disposition of Preferred Shares generally are exempt from United States Federal income taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year.

         The Trust is required in certain circumstances to backup withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish to the Trust their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's United States Federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general, summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning the Federal income tax consequences of purchasing, holding and disposing of Trust shares.


                            FINANCIAL STATEMENTS

INDEPENDENT AUDITORS

         Deloitte & Touche LLP, located at Two World Financial Center, New York, New York, provides auditing services to the Trust. The financial statements and independent auditors report incorporated by reference into this statement of additional information have been so incorporated and the financial highlights included in the prospectus have been so included, in reliance upon the report of Deloitte & Touche LLP given on their authority as experts in auditing and accounting.

INCORPORATION BY REFERENCE

         The Trust's Portfolio of Investments, dated December 31, 1998 (audited); Statement of Net Assets, dated December 31, 1998 (audited); Statement of Operations for the year ended December 31, 1998 (audited); Statement of Changes in Net Assets for the two years ended December 31, 1998 (audited) and the independent auditors report included in the Trust's Annual Report for the fiscal year ended December 31, 1998 and the Trust's Portfolio of Investments, dated June 30, 1999 (unaudited); Statement of Net Assets, dated June 30, 1999 (unaudited); Statement of Operations for the period ended June 30, 1999 (unaudited); and Statement of Changes in Net Assets for the period ended June 30, 1999 (unaudited) included in the Trust's Semi-Annual Report for the six-month period ended June 30, 1999 (the "Reports"), which accompany this statement of additional information, are incorporated herein by reference. The Trust will furnish, without charge, a copy of the Reports upon written request to the Trust at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 or by telephone request at
(800) 688-0928.


                           ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

         A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.


                                                                  APPENDIX A

                        GENERAL CHARACTERISTICS AND
                       RISKS OF HEDGING TRANSACTIONS

         In order to hedge against changes in the value of its portfolio securities, the Trust may from time to time engage in certain hedging strategies. The Trust will engage in such activities from time to time in the Adviser's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

         The Trust may purchase and sell put and call options on securities and financial indices. A put option gives the purchaser of the option the right to sell and the seller the obligation to buy the underlying security at the exercise price during the option period. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security would be designed to protect the Trust's holdings in a security against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. All put and call options written by the Trust will be covered.

         The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary U.S. Government securities dealers recognized by the Federal Reserve Bank in New York.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         Characteristics. The Trust may purchase and sell futures contracts and purchase put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or other market movements and future risk management. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that this position may not be able to be closed if no offsetting transaction can be arranged.

         Limitations on Use of Futures Contracts and Options on Futures Contracts. The Trust's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC and will be entered into only for bona fide hedging purposes or other appropriate risk management and duration management or other appropriate portfolio strategies. In addition, the Trust may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Trust's portfolio securities.

         The Trust will not engage in transactions in futures contracts or options thereon for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio. In addition, the Trust will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's total assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Adviser reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon.

         Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, and options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements established by either the CFTC or the SEC, with the result that, if the Trust does not hold the instrument underlying the futures contract or option, the Trust will be required to segregate on an ongoing basis with its custodian, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Trust maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so.

                              ---------------

         Hedging Transactions present certain risks. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Trust's positions. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction in certain of these instruments without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to hedge successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Finally, the daily variation margin deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Trust. Losses due to Hedging Transactions will reduce net asset value.

         The Trust's use of Hedging Transactions may be limited or affected by certain provisions of the Code and rating agency guidelines.


                                                                 APPENDIX B


                             INSURANCE RATINGS

         The Trust will purchase or obtain insurance in respect of municipal obligations only from insurers having claims-paying ability ratings of Aaa from Moody's Investors Service, ("Moody's") and AAA from Standard & Poor's ("S&P") or, if unrated, which are viewed by the Adviser to have similar claims-paying abilities.

         A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time.

         An insurance claims-paying ability rating by Moody's or S&P does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

         The assignment of ratings by Moody's or S&P to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

         Each of AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA") and its subsidiaries, Bond Investors Guaranty Insurance Company ("BIGI") and Capital Markets Assurance Company ("CAPMAC"), Financial Guaranty Insurance Company ("FGIC") and Financial Security Assurance, Inc. ("FSA") has a claims-paying ability rating of Aaa from Moody's and AAA from S&P, and the Trust expects to purchase insurance from any such firm in respect of particular municipal obligations.

         AMBAC has received a letter ruling from the Internal Revenue Service which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policy described herein, will be excludable from Federal gross income under Section 103(a) of the Internal Revenue Code.

         As of September 30, 1999, AMBAC's insured portfolio (unaudited) was approximately $232 billion supported by approximately $4.8 billion in claims paying resources (unaudited).

         As of September 30, 1999, MBIA's insured portfolio (unaudited) was approximately $396 billion supported by approximately $8.3 billion in claims paying resources (unaudited).

         As of September 30, 1999, FGIC's insured portfolio (unaudited) was approximately $136 billion supported by approximately $2.7 billion in claims paying resources (unaudited).

         As of September 30, 1999, FSA's insured portfolio (unaudited) was approximately $126 billion supported by approximately $2.4 billion in claims paying resources (unaudited).

         None of AMBAC, MBIA, FGIC and FSA or any associate thereof, has any material business relationship, direct or indirect, with the Trust.

         AMBAC, MBIA, FGIC and FSA are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is not a guarantee that any of AMBAC, MBIA, FGIC or FSA will be able to perform on its contractual insurance in the event a claim should be made thereunder at some time in the future.

         The information relating to AMBAC, MBIA, FGIC and FSA set forth above, including the financial information, has been furnished by such corporations. Financial information with respect to AMBAC, MBIA, FGIC and FSA appears in reports filed by AMBAC, MBIA, FGIC and FSA with insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information with respect to AMBAC, MBIA, FGIC or FSA or as to the absence of material adverse changes in such information subsequent to the date thereof.





                                                               APPENDIX C-1


                           ARTICLES OF AMENDMENT

                                     OF

                          THE BLACKROCK CALIFORNIA
                   INSURED MUNICIPAL 2008 TERM TRUST INC.


                  The undersigned on behalf of, THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC., a Maryland corporation having its principal Maryland office in the City of Baltimore (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation ("SDAT") of Maryland that:

         FIRST: The charter of the Corporation is hereby amended by deleting the provisions of the Articles Supplementary of the Corporation (which were approved and received for record by SDAT on November 19, 1992) in their entirety, and inserting in lieu thereof the following provisions:

                  FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by article five of its Charter, the Board of Directors has reclassified 1,560 authorized and unissued shares of common stock of the Corporation as preferred stock of the Corporation and has given general authorization for the issuance of two series of 780 shares each of preferred stock, par value $.01 per share, liquidation preference $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period, designated respectively Auction Rate Municipal Preferred Stock, Series W7 and Auction Rate Municipal Preferred Stock, Series W28.

                  SECOND: The Executive Committee of the Board of Directors of the Corporation, acting in accordance with Sections 2-208 and 2-411 of the Maryland General Corporation Law, has fixed the preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each such series of preferred stock as follows:


                                DESIGNATION

                         SERIES W7: A series of 780 shares of preferred stock, par value $.01 per share, liquidation preference $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period, is hereby designated "Auction Rate Municipal Preferred Stock, Series W7". Each share of Auction Rate Municipal Preferred Stock, Series W7 shall be issued on November 23, 1992; have an Initial Dividend Rate of 2.625% per annum and the Initial Dividend Payment Date shall be December 3, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the corporation, as are set forth in these Articles Supplementary. The Auction Rate Municipal Preferred Stock, Series W7 shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Rate Municipal Preferred Stock, Series W7 shall be identical.

                         SERIES W28: A series of 780 shares of preferred stock, par value $.01 per share, liquidation preference $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period, is hereby designated "Auction Rate Municipal Preferred Stock, Series W28". Each share of Auction Rate Municipal Preferred Stock, Series W28 shall be issued on November 23, 1992; have an Initial Dividend Rate of 3.00% per annum and the Initial Dividend Payment Date shall be January 21, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Rate Municipal Preferred Stock, Series W28 shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Rate Municipal Preferred Stock, Series W28 shall be identical.

                  1. Definitions. (a) Unless the context or use indicates another or different meaning or intent, in these Articles Supplementary the following terms have the following meanings, whether used in the singular or plural:

                  "'AA' Composite Commercial Paper Rate" for any period less than 183 days as of any date means (i) the Interest Equivalent of the rate on commercial paper for such period placed on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by S&P or another nationally recognized statistical rating organization, as the rate for such period is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper for such period placed on behalf of such issuers, as quoted to the Auction Agent on a discount basis or otherwise by the Commercial Paper Dealers for the close of business on the Business Day immediately preceding such date. If a Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate for such period, the "AA" Composite Commercial Paper Rate for such period will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealers or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer.

                  "Accountant's Confirmation" has the meaning set forth in paragraph 7(c) of these Articles Supplementary.

                  "Additional Dividend" has the meaning set forth in paragraph 2(e) of these Articles Supplementary.

                  "Adviser" means the Corporation's investment adviser, BlackRock Financial Management L.P., formerly Blackstone Financial Management L.P., and any successor thereto.

                  "Affiliate" shall mean any Person, known to the Auction Agent to be controlled by, in control of, or under common control with, the Corporation.

                  "Agent Member" means a member of the Securities
Depository that will act on behalf of an Existing Holder of one or more Preferred Shares or a Potential Holder.

                  "Anticipation Notes" means the following California Municipal Obligations: tax anticipation notes, revenue anticipation notes and tax and revenue anticipation notes.

                  "Applicable Percentage" has the meaning set forth in paragraph 11(a)(vi) of these Articles Supplementary.

                  "Applicable Rate" means (i) for purposes of the Auction Procedures, the rate per annum or, in connection with any Auction in which Bid Requirements are imposed by the Corporation, the method by which one or more such rates may be determined, at which cash dividends are payable (if declared) on the Preferred Shares or Other Preferred Shares, as the case may be, for any Dividend Period and any Dividend Payment Period included therein and (ii) for purposes of determining the amount of cash dividends payable (if declared) at any Dividend Payment Date, the rate per annum (including in the case of any Applicable Rate expressed as a Spread the rate per annum determined by periodic application of such Spread to the applicable Reference Index or Reference Security at the frequency and weighting, if any, specified in the related Bid Requirements, subject to any Maximum Applicable Rate or Minimum Applicable Rate applicable to such Dividend Payment Period) at which cash dividends are payable (if declared) on the Preferred Shares, and includes, to the extent provided by paragraph 2(c)(i) of these Articles Supplementary, any late charge provided for by such paragraph.

                  "Auction" means a periodic operation of the Auction
Procedures.

                  "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Corporation or a duly authorized committee thereof enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Shares and Other Preferred Shares.

                  "Auction Procedures" means the procedures for conducting Auctions set forth in paragraph 11 of these Articles Supplementary.

                  "Bid Requirements" means (i) any requirement for a Special Dividend Period longer than 91 days that Bids by Potential Holders shall be expressed as a Spread below, at or above the rate of a specified Reference Index or Reference Security, (ii) the Reference Index or Reference Security, the most recently announced rate thereof and the frequency with which the rate of Reference Index or the Reference Security, as the case may be, shall be recalculated for purposes of determining rates expressed as Spreads thereon in accordance with these Articles Supplementary, which frequency shall be the same as the frequency with which the person maintaining the Reference Index being utilized recalculates such Reference Index, or the same as the frequency with which the interest rate on the Reference Security being utilized changes or such other frequency as the Corporation shall specify (which specification may include a formula specified by the Corporation indicating the weighting to be given to each recalculation of the Reference Index or change in the rate of the Reference Security during a specified period), (iii) the frequency of Dividend Payment Dates during such Special Dividend Period (which shall not be more often than the frequency specified pursuant to clause (ii) above), (iv) one or more Minimum Applicable Rate or Rates (the Indicated Minimum Applicable Rate or Rates in the case of Bid Requirements set forth in a Request for Special Dividend Period) and/or (v) one or more Special Dividend Period Reference Rate or Rates and the Maximum Applicable Rate or Rates (the Indicated Maximum Applicable Rate or Rates in the case of Bid Requirements set forth in a Request for Special Dividend Period) derivable from such Special Dividend Period Reference Rate or Rates, in each case as set forth in the Notice of Special Dividend Period for such Special Dividend Period.

                  "Broker-Dealer" shall mean any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 11 of these Articles Supplementary, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

                  "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 11 of these Articles Supplementary.

                  "Business Day" means a day on which the New York Stock Exchange, Inc. is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York are authorized or obligated by law to close.

                  "California Municipal Obligations" means debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from Federal and California State income tax.

                  "Charter" means the Charter, as amended and supplemented (including these Articles Supplementary), of the Corporation on file in the State Department of Assessments and Taxation of Maryland.

                  "Closing Transaction" means the termination of a futures contract or option position by taking a position opposite thereto.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commercial Paper Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Corporation may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

                  "Common Stock" means the common stock, par value $.01 per share, of the Corporation.

                  "Corporation" means The BlackRock California Insured Municipal 2008 Term Trust Inc., a Maryland corporation.

                  "Date of Original Issue" means November 23, 1992, with respect to the Preferred Shares and the date on which the Corporation originally issues any Other Preferred Shares with respect to such Other Preferred Shares.

                  "Deposit Securities" means cash, the book value of California Municipal Obligations sold for which payment is due within five Business Days with counterparties rated at least Baa by Moody's and before the next Dividend Payment Date or Valuation Date, as the case may be, and New York Municipal Obligations rated at least A-1+ or SP-1+ by S&P, VMIG-1 or MIG-1 by Moody's.

                  "Discounted Value" means (i) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor and (ii) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor.

                  "Dividend Coverage Amount," as of any Valuation Date, means (i) the aggregate amount of cash dividends that will accumulate on all Outstanding Preferred Shares and Other Preferred Shares, in each case to (but not including) the next Dividend Payment Date therefor that follows such Valuation Date (calculated, in the case of cash dividends determined by application of a Spread to a Reference Index or Reference Security, by assuming that the Applicable Rate in effect for the immediately preceding Dividend Payment Period will remain in effect until the next Dividend Payment Period) plus the aggregate amount of any liabilities of the Corporation that are required to be paid on or prior to the next Dividend Payment Date less (ii) the combined Market Value of Deposit Securities irrevocably deposited with the Auction Agent for the payment of cash dividends on all Preferred Shares and Other Preferred Shares.

                  "Dividend Coverage Assets," as of any Valuation Date, means, in the case of Preferred Shares and Other Preferred Shares, Deposit Securities with maturity or tender payment dates not later in each case than the Dividend Payment Date therefor that follows such Valuation Date.

                  "Dividend Payment Date," with respect to Preferred Shares, has the meaning set forth in paragraph 2(b)(i) of these Articles Supplementary and, with respect to Other Preferred Shares, has the equivalent meaning.

                  "Dividend Payment Period" means the Initial Dividend Period and any Subsequent Dividend Payment Period.

                  "Dividend Period" means the Initial Dividend Period, any 28-day Dividend Period (in the case of Series W28 Preferred Shares) or 7-day Dividend Period (in the case of Series W7 Preferred Shares) and any Special Dividend Period.

                  "Existing Holder" means a Person who is listed as the holder of record of Preferred Shares in the Stock Books.

                  "Holder" means a Person identified as a holder of record of Preferred Shares in the Stock Register.

                  "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Corporation, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

                  "Indicated Maximum Applicable Rate" means the Maximum Applicable Rate that would apply if the Auction with respect to which it is specified were conducted on the date of the Request for Special Dividend Period in which such Indicated Maximum Applicable Rate is specified.

                  "Indicated Minimum Applicable Rate" means the Minimum Applicable Rate that would apply if the Auction with respect to which it is specified were conducted on the date of the Request for Special Dividend Period in which such Indicated Minimum Applicable Rate is specified.

                  "Initial Dividend Payment Date" means the Initial Dividend Payment Date specified herein with respect to the Preferred Shares or Other Preferred Shares, as the case may be.

                  "Initial Dividend Period," with respect to Preferred Shares, has the meaning set forth in paragraph 2(c)(i) of these Articles Supplementary and, with respect to Other Preferred Shares, has the equivalent meaning.

                  "Initial Dividend Rate," with respect to each series of Preferred Shares, means the rate per annum applicable to the Initial Dividend Period for such series of Preferred Shares and, with respect to Other Preferred Shares, has the equivalent meaning.

                  "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

                  "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

                  "Mandatory Redemption Price" means $50,000 per share of Preferred Shares plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period.

                  "Market Value" of any asset of the Corporation shall be the market value thereof determined by the Pricing Service. Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the lower of the quoted bid price or the mean between the quoted bid and ask price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of Municipal Obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. If the Pricing Service fails to provide the Market Value of any California Municipal Obligation, such California Municipal Obligation shall be valued at the lower of two bid quotations (one of which shall be in writing) obtained by the Corporation from two dealers who are members of the National Association of Securities Dealers, Inc. and are making a market in such California Municipal Obligation. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value as determined by the Pricing Service or if the Pricing Service is not able to value such instruments they shall be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

                  "Maximum Applicable Rate," for any Dividend Payment Period with respect to Preferred Shares, has the meaning set forth in paragraph 11(a)(vi) of these Articles Supplementary and, with respect to Other Preferred Shares, has the equivalent meaning.

                  "Maximum Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

                  "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Corporation were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Corporation, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

                  "Minimum Applicable Rate," for any Dividend Payment Period with respect to Preferred Shares, has the meaning set forth in paragraph 11(a)(vii) of these Articles Supplementary and, with respect to Other Preferred Shares, has the equivalent meaning.

                  "Minimum Liquidity Level" means, as of any Valuation Date, an aggregate Market Value of the Corporation's Dividend Coverage Assets not less than the Dividend Coverage Amount.

                  "Moody's" means Moody's Investors Service or its successors.

                  "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset which is a California Municipal Obligation or Other Municipal Obligation, the percentage determined by reference to (i) (A) the rating by Moody's or S&P on such asset or (B) in the event the California Municipal Obligation or Other Municipal Obligation, is insured under an insurance policy which guarantees the timely payment of interest on such California Municipal Obligation or Other Municipal Obligation and principal thereof to maturity, the Moody's insurance claims-paying ability rating of the issuer of the insurance policy (provided that for purposes of clause (B) if the insurance claims-paying ability of an issuer of an insurance policy is not rated by Moody's but is rated by S&P, such issuer shall be deemed to have a Moody's insurance claims-paying ability rating which is one full category lower than the S&P insurance claims-paying ability rating) and (ii) the shortest Moody's Collateral Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                                                Rating Category
Moody's Collateral Period                          Aaa*    Aa*      A*     Baa*   Other**
------------------ ------                          ----    ----    ----    ----   -------
7 weeks or less.................................   151%    159%    168%    202%     229%
8 weeks or less but greater than seven weeks....   154     164     173     205      235
9 weeks or less but greater than eight weeks....   158     169     179     209      242

--------------
*     Moody's rating.
** New York Municipal Obligations and Other Municipal Obligations not rated by Moody's but rated BBB or BBB + by S&P.

; provided, however, in the event a Moody's Discount Factor applicable to a California Municipal Obligation or Other Municipal Obligation is determined by reference to an insurance claims-paying ability rating in accordance with clause (i)(B), such Moody's Discount Factor shall be increased by an amount equal to 50% of the difference between (a) the percentage set forth in the foregoing table under the applicable rating category and (b) the percentage set forth in the foregoing table under the rating category which is one category lower than the applicable rating category. If a California Municipal Obligation or other Municipal Obligation is covered by a Portfolio Insurance policy which provides the Trust with an option to obtain Permanent Insurance with respect to such California Municipal Obligation or Other Municipal Obligation and such Portfolio Insurance policy has been approved in writing by Moody's, the Moody's Discount Factor rating category shall be determined by averaging the insurance claims paying ability rating of the Portfolio Insurance provider and the next lowest rating category.

                  Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term California Municipal Obligations and Other Municipal Obligation will be 115% so long as such California Municipal Obligations and Other Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's or California Municipal Obligations and Other Municipal Obligations are not rated by Moody's but are rated A-1+ or SP-l+ or AA by S&P and mature or have a demand feature at par exercisable in 30 days or less, and
(ii) no Moody's Discount Factor will be applied to cash or to Municipal Receivables (except to the extent provided in the definition thereof).

                  "Moody's Eligible Asset" means cash, a Municipal Receivable or a California Municipal Obligation or Other Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated California Municipal Obligation or Other Municipal Obligation, such California Municipal Obligation or Other Municipal Obligation (excluding any short-term California Municipal Obligation or Other Municipal Obligation) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's and (iv) is part of an issue of California Municipal Obligations and Other Municipal Obligations of at least $10,000,000. In addition, California Municipal Obligations and Other Municipal Obligations in the Corporation's portfolio must be within the following diversification requirements in order to be included within Moody's Eligible Assets:

                  Minimum         Maximum              Maximum                    Maximum                      Maximum
                Issue Size      Underlying            Issue Type                   County                       State
Rating         ($ Millions)   Obligor (%)(l)   Concentration(%)(1)(3)(6)   Concentration(%)(1)(4)(6)   Concentration (%)(1)(5)
------         ------------   --------------   -------------------------   -------------------------   -----------------------
Aaa ..........      10             100                    100                         100                        100
Aa............      10              20                     60                          60                         60
A.............      10              10                     40                          40                         40
Baa...........      10               6                     20                          20                         20
Other(2)......      10               4                     12                          12                         12

---------------
(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.
(2) California Municipal Obligations and Other Municipal Obligations not rated by Moody's but rated BBB or BBB+ by S&P.
(3)  Does not apply to general obligation bonds.
(4)  Applicable to general obligation bonds only.
(5)  Does not apply to California Municipal Obligations.
(6)  Does not apply to Other Municipal Obligations.


For purposes of the maximum underlying obligor requirement described above, any such bond backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such bond. For purposes of the issue type concentration requirement described above, California Municipal Obligations and Other Municipal Obligations will be classified within one of the following categories: health care issues (teaching and non-teaching hospitals, public and private), housing issues (single- and multi-family), educational facilities issues (public and private schools), student loan issues, resource recovery issues, transportation issues (mass transit, airport and highway bonds), industrial revenue/pollution control bond issues, utility issues (including water, sewer and electricity), general obligation issues, lease obligations/certificates of participation, escrowed bonds and other issues ("Other Issues") not falling within one of the aforementioned categories (includes special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessment and telephone revenue bonds). In no event shall (a) more than 10% of Moody's Eligible Assets consist of student loan issues, (b) more than 10% of Moody's Eligible Assets consist of resource recovery issues or (c) more than 10% of Moody's Eligible Assets consist of Other Issues. When the Corporation sells a California Municipal Obligation or Other Municipal Obligation and agrees to repurchase it at a future date, the Corporation must count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount the amount of the repurchase price of such California Municipal Obligation or Other Municipal Obligation and such California Municipal Obligation or Other Municipal Obligation is considered a Moody's Eligible Asset to the extent it satisfies Moody's current guidelines. When the Corporation buys a California Municipal Obligation or Other Municipal Obligation and agrees to sell it to another party at a future date and the long-term debt of such other party is rated at least A2 and the transaction has a term of 30 days or less, the cash to be received by the Corporation will be counted as a Moody's Eligible Asset; otherwise such California Municipal Obligation or Other Municipal Obligation will be counted as a Moody's Eligible Asset to the extent it satisfies Moody's current guidelines.

                  Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is held in a margin account or if it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, except for (i) Liens to secure payment for services rendered or cash advanced to the Corporation by the Adviser, the custodian of the Corporation's assets, the Auction Agent or any Broker-Dealers and (ii) any Lien by virtue of a repurchase agreement. In addition, an asset irrevocably deposited for the payment of any of the items set forth in clauses (i) A through F of the Preferred Shares Basic Maintenance Amount will not be considered Moody's Eligible Assets.

                  For purposes of the definition of Moody's Eligible Asset, references to the S&P rating BBB shall be deemed to include the S&P ratings BBB and BBB+.

                  "Moody's Exposure Period" means a period that is the same length or longer than the number of days used in calculating the cash dividend component of the Preferred Shares Basic Maintenance Amount and shall initially be the period commencing on a given Valuation Date and ending 48 days thereafter.

                  "Moody's Hedging Transaction" means the selling of an exchange traded futures contract based on the Municipal Index or Treasury Bonds or the purchase of an exchange traded put option on such a futures contract or the writing of an exchange traded call option on such a futures contract.

                  "Moody's Volatility Factor" means 100% during any Dividend Period of greater than 49 days until 49 days prior to the last day of such Dividend Period; otherwise, "Moody's Volatility Factor" means 272% except during that time period where legislation increasing the federal income tax rate has been enacted into law and such increase has not yet taken effect, in which case for such time period Moody's Volatility Factor shall be determined by reference to the increase in the Maximum Marginal Tax Rate as follows: for increases of up to 5%, 292%; for increases greater than 5% and up to 10%, 313%; for increases greater than 10% and up to 15%, 338%; for increases greater than 15% and up to 20%, 364%; for increases greater than 20% and up to 25%, 396%; for increases greater than 25% and up to 30%, 432%; for increases greater than 30% and up to 35%, 472%; for increases greater than 35% and up to 40%, 520%.

                  "Municipal Index" means The Bond Buyer Municipal Bond
Index.

                  "Municipal Receivables" means no more than the aggregate of the following: (i) the book value of receivables for California Municipal Obligations sold as of or prior to a relevant Valuation Date if such receivables are due within five Business Days of such Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of California Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five Business Days of such Valuation Date but do not comply with either of conditions (A) or (B) of the preceding clause (i).

                  "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

                  "1940 Act Preferred Shares Asset Coverage" means asset coverage, as defined in section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all outstanding Preferred Shares and Other Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock).

                  "1940 Act Cure Date," with respect to the failure by the Corporation to maintain the 1940 Act Preferred Shares Asset Coverage (as required by paragraph 6 of these Articles Supplementary) as of the last Business Day of each month, means the last Business Day of the following month.

                  "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

                  "Non-Payment Period," with respect to each series of Preferred Shares, means any period commencing on and including the day on which the Corporation shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 2(c)(i) of these Articles Supplementary) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, California time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on Preferred Shares payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, California time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any Preferred Shares called for redemption, the Mandatory Redemption Price per share of such Preferred Shares or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, California time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the Corporation shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Stock Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Corporation to deposit the funds provided for by clauses (ii)(A) and
(ii)(B) above within three Business Days after a Dividend Payment Date or any Redemption Date, as the case may be, in each case to the extent contemplated by paragraph 2(c)(i) of these Articles Supplementary, shall not constitute a "Non-Payment Period".

                  "Non-Payment Period Rate" means, initially, 250% of the 30-day "AA" Composite Commercial Paper Rate (or 300% of such rate if the Corporation has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on Preferred Shares). Such percentages will be used to calculate the Applicable Rate for any Non-Payment Period which occurs during a Special Dividend Period on either series of Preferred Shares and will be applied to the applicable Special Dividend Period Reference Rate then in effect with respect to such series. However, the Board of Directors of the Corporation shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Corporation determines and Moody's and S&P (and any Substitute Rating Agency in lieu of Moody's or S&P in the event either of such parties shall not rate the Preferred Shares) advise the Corporation in writing that such adjustment, modification, alteration or change will not adversely affect their then-current ratings on the Preferred Shares.

                  "Normal Dividend Payment Date" has the meaning set forth in paragraph 2(b)(i) of these Articles Supplementary.

                  "Notice of Redemption" means any notice with respect to the redemption of Preferred Shares pursuant to paragraph 4 of these Articles Supplementary.

                  "Notice of Revocation" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.

                  "Notice of Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.

                  "Optional Redemption Price" shall mean $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period.

                  "Original Issue Insurance" means insurance guaranteeing the timely payment of principal of, and interest on, a California Municipal Obligation purchased by the issuer of a California Municipal Obligation or by a third party at the time of issuance of such California Municipal Obligation, as the case may be.

                  "Other Municipal Obligations" means long-term obligations issued by or on behalf of states, territories or possessions of the United States, political subdivisions of the foregoing, or agencies and instrumentalities paying interest which, in the opinion of the bond counsel to the issuer, is exempt from Federal but not California State income tax.

                  "Other Preferred Shares" means the Auction Rate Municipal Preferred Stock of the Corporation, other than the Preferred Shares.

                  "Outstanding" means, as of any date (i) with respect to Preferred Shares, Preferred Shares theretofore issued by the Corporation except, without duplication, (A) any Preferred Shares theretofore cancelled or delivered to the Auction Agent for cancellation, or redeemed by the Corporation, or as to which a Notice of Redemption shall have been given and moneys shall have been deposited in trust by the Corporation pursuant to paragraph 4(c) and (B) any Preferred Shares as to which the Corporation or any Affiliate thereof shall be an Existing Holder and (ii) with respect to shares of Other Preferred Stock, has the equivalent meaning.

                  "Parity Stock" means the Preferred Shares and each other outstanding series of Preferred Stock the holders of which, together with the holders of the Preferred Shares, shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to the full respective preferential amounts to which they are entitled, without preference or priority one over the other.

                  "Permanent Insurance" means insurance guaranteeing the timely payment of principal of, and interest on, a Municipal Obligation purchased by the Corporation upon payment of a single, predetermined insurance premium pursuant to an irrevocable commitment of the issuer of Portfolio Insurance covering such Municipal Obligation.

                  "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

                  "Portfolio Insurance" means insurance guaranteeing the timely payment of principal of, and interest on, a covered California Municipal Obligation only while such California Municipal Obligation is owned by the Corporation.

                  "Potential Holder" shall mean any Person, including any Existing Holder, who may be interested in acquiring Preferred Shares (or, in the case of an Existing Holder, additional Preferred Shares).

                  "Preferred Shares" means, as the case may be, Auction Rate Municipal Preferred Stock, Series W28 or Auction Rate Municipal Preferred Stock, Series W7.

                  "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of Preferred Shares and Other Preferred Shares outstanding on such Valuation Date multiplied by $50,000 plus the premium, if any, resulting from the designation of a Premium Call Period; (B) the aggregate amount of cash dividends that will have accumulated (whether or not earned or declared) for each share of Preferred Shares and Other Preferred Shares outstanding, in each case, to (but not including) the next Dividend Payment Date therefor that follows such Valuation Date (calculated, in the case of cash dividends determined by application of a Spread to a Reference Index or Reference Security, by assuming that the Applicable Rate in effect for the immediately preceding Dividend Payment Period will remain in effect until the next Dividend Payment Period); (C) the aggregate amount of cash dividends that would accumulate at the then current Maximum Applicable Rate (assuming notification has been given to the Auction Agent that net capital gains or other taxable income will be included in the relevant dividend as contemplated pursuant to paragraphs 2(f) and 11(a)(vi) of these Articles Supplementary) on any Preferred Shares and other Preferred Shares outstanding from such Dividend Payment Date through the 48th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (D) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; (E) the amount of the Corporation's Maximum Potential Additional Dividend Liability as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, and immediately upon determination, payables for California Municipal Obligations purchased as of such Valuation Date) less
(ii) the lesser of (A) either the Discounted Value of the Corporation's assets irrevocably deposited by the Corporation for the payment of any of
(i)(A) through (i)(F) or the face value of such irrevocably deposited assets that mature prior to the payment date of the liabilities for which they are being deposited and are either fully guaranteed by the U.S. government or have a rating of either P-1, VMIG-1 or MIG-1 by Moody's and A-1+ or SP-1+ by S&P and (B) the Market Value of any of the Corporation's assets irrevocably deposited by the Corporation for the payment of any of
(i)(A) through (i)(F).

                  For purposes of determining as of any Valuation Date whether the Corporation has Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, the Corporation shall include as a liability in the calculation of the Preferred Shares Basic Maintenance Amount an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to Moody's Eligible Assets or S&P Eligible Assets, as applicable, that are (i) covered by Portfolio Insurance policies which provide the Corporation with the option to obtain such Permanent Insurance and (ii) are discounted by a Moody's Discount Factor or S&P Discount Factor, as applicable, determined by reference to the insurance claims-paying ability rating of the issuer of such Portfolio Insurance policy.

                  "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Corporation to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph 7(a) of these Articles Supplementary) as of a given Valuation Date, means the fifth Business Day following such Valuation Date.

                  "Preferred Shares Basic Maintenance Report" means a report signed by the President, Treasurer, or Vice President of the Corporation which sets forth, as of the related Valuation Date, the assets of the Corporation, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

                  "Preferred Stock" means the preferred stock of the Corporation, and includes Preferred Shares and Other Preferred Shares.

                  "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

                  "Pricing Service" shall mean J.J. Kenny Co., Inc. or any pricing service designated by the Board of Directors of the Corporation provided the Corporation obtains written assurance from S&P that such designation will not impair the rating then assigned by S&P to the Preferred Shares.

                  "Quarterly Valuation Date" means the last Business Day of each fiscal quarter of the Corporation in each fiscal year of the Corporation, commencing December 31, 1992.

                  "Reference Index" shall mean an index of interest rates on Treasury Securities, Municipal Obligations or high quality commercial paper or dividend rates on preferred stock of issuers registered as closed-end management investment companies under the 1940 Act that invest primarily in Municipal Obligations or any other index or instrument selected and approved by the Corporation's Board of Directors, after consultation with the Broker-Dealers and made available to the Auction Agent, as being an appropriate index or instrument, in each case expressed as a rate and devised and calculated not less often than monthly by one or more parties that are not affiliated with the Corporation and made available to the Corporation, the Auction Agent, the Broker-Dealers and existing and potential beneficial owners of the Preferred Shares.

                  "Reference Rate" means the higher of the 30-day "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, or, in the case of a Special Dividend Period with a single Applicable Rate throughout such Special Dividend Period, the Special Dividend Period Reference Rate or, in the case of a Special Dividend Period with a varying Applicable Rate, the Reference Rate specified in the definition of S&P Volatility Factor that most closely approximates the length of the interval between periodic applications of the Spread to the relevant Reference Index or Reference Security.

                  "Reference Security" shall mean, in the case of a debt obligation, a particular debt obligation which is publicly traded, which is non-callable prior to the termination of the Special Dividend Period with respect to which such Reference Security is relevant and the outstanding aggregate principal amount of which at the time of the Notice of Special Dividend Period exceeds $100 million or, in the case of a preferred stock, a preferred stock issue which is publicly traded, which is non-redeemable prior to the termination of the Special Dividend Period with respect to which such Reference Security is relevant and the outstanding liquidation value of which at the time of the Notice of Special Dividend Period exceeds $50 million.

                  "Request for Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.

                  "Response" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.

                  "Retroactive Taxable Allocation" has the meaning set forth in paragraph 2(e) of these Articles Supplementary.

                  "Right," with respect to Preferred Shares, has the meaning set forth in paragraph 2(e) of these Articles Supplementary and, with respect to Other Preferred Shares, has the equivalent meaning.

                  "Rightholder" has the meaning set forth in paragraph 2(e) of these Articles Supplementary.

                  "S&P" means Standard & Poor's Corporation or its successors.

                  "S&P Discount Factor" means, for purposes of determining the Discounted Value of any California Municipal Obligation which constitutes an S&P Eligible Asset, the percentage determined by reference to (a)(i) in the event the California Municipal Obligation is covered by a Portfolio Insurance policy which does not provide the Corporation with the option to obtain Permanent Insurance with respect to such California Municipal Obligation, or is not covered by bond insurance, the S&P or Moody's rating on such California Municipal Obligation, (ii) in the event the California Municipal Obligation is covered by an Original Issue Insurance policy or a Secondary Insurance policy, the S&P insurance claims-paying ability rating of the issuer of the policy or (iii) in the event the California Municipal Obligation is covered by a Portfolio Insurance policy which provides the Corporation with the option to obtain Permanent Insurance with respect to such California Municipal Obligation and such Portfolio Insurance policy has been reviewed and approved in writing by S&P, at the Corporation's option, the S&P or Moody's rating on such California Municipal Obligation or the S&P insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy and (b) the shortest S&P Collateral Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                          RATING CATEGORY
                              -------------------------------------
S&P COLLATERAL PERIOD          AAA*       AA*       A*        BBB*
--------------------------    ------    ------    -------    ------
40 Business Days..........     190%       195%      210%      250%
22 Business Days..........     170        175       190       230
10 Business Days..........     155        160       175       215
7 Business Days...........     150        155       170       210
3 Business Days...........     130        135       150       190

----------------
*   S&P rating.


                  Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such California Municipal Obligations are rated A-1+ or SP-l+ by S&P or 125% if such California Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-l by Moody's and mature or have a demand feature exercisable in 30 days or less; provided, however, that such Moody's rated short-term California Municipal Obligations must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution, such bank or institution having a short-term rating of at least A-l+ from S&P; and further provided that such short-term California Municipal Obligations rated by Moody's but not rated by S&P may comprise no more than 50% of short-term California Municipal Obligations that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to the book value of California Municipal Obligations sold for which payment is due within five Business Days. Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-l by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to be short-term California Municipal Obligations for purposes of determining the Discounted Value of S&P Eligible Assets.

                  "S&P Eligible Asset" means cash or the book value of California Municipal Obligations sold for which payment is due within five Business Days of a Valuation Date or a California Municipal Obligation that
(i) is interest bearing and pays interest at least semiannually; (ii) is payable with respect to principal and interest in United States Dollars;
(iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated California Municipal Obligations will be included in S&P Eligible Assets only to the extent the Market Value of such California Municipal Obligations does not exceed 50% of the aggregate Market Value of the S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated California Municipal Obligation, such California Municipal Obligation will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not subject to a covered call or covered put option written by the Corporation; (v) is not part of a private placement of California Municipal Obligations; and (vi) is part of an issue of California Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Notwithstanding the foregoing:

                  (1) California Municipal Obligations of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the Market Value of such California Municipal Obligations does not exceed 20% of the aggregate Market Value of the S&P Eligible Assets, except that California Municipal Obligations falling within the utility issue type category will be broken down into three sub-categories (as described below) and such California Municipal Obligations will be considered S&P Eligible Assets to the extent the Market Value of such Bonds in each such sub-category does not exceed 20% of the aggregate market value of S&P Eligible Assets: For purposes of the issue type category requirement described above, California Municipal Obligations will be classified within one of the following categories: health care issues, housing issues, educational facilities issues, student loan issues, transportation issues, industrial development bond issues, utility issues, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. For purposes of the issue type category requirement described above, California Municipal Obligations in the utility issue type category will be classified within one of the three following sub-categories: (i) electric, gas and combination issues (if the combination issue includes an electric issue), (ii) water and sewer utilities and combination issues (if the combination issue does not include an electric issue), and (iii) irrigation, resource recovery, solid waste and other utilities, provided that California Municipal Obligations included in this sub-category
         (iii) must be rated by S&P in order to be included in S&P Eligible Assets.

                  The Corporation may include Other Municipal Obligations as S&P Eligible Assets pursuant to guidelines and restrictions to be established by S&P provided that S&P advises the Corporation in writing that such action will not adversely affect its then current rating on the Preferred Shares.

                  "S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the Preferred Shares Basic Maintenance Cure Date, (currently 10 Business Days) that the Corporation has under these Articles Supplementary to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount (as described in paragraph 7(a) of these Articles Supplementary).

                  "S&P Hedging Transaction" means the purchasing or selling of a futures contract based on the Municipal Index or Treasury Bonds or the purchasing of an option on such a futures contract.

                  "S&P Volatility Factor" means, depending on the applicable Reference Rate, the following:

                  Reference Rate
                  --------------
                  Taxable Equivalent of the
                       Short-Term Municipal
                       Bond Rate.............................     277%
                  30-day "AA" Composite
                       Commercial Paper Rate.................     228%
                  60-day "AA" Composite
                       Commercial Paper Rate.................     228%
                  90-day "AA" Composite
                       Commercial Paper Rate.................     222%
                  180-day "AA" Composite
                       Commercial Paper Rate.................     217%
                  1-year U.S. Treasury
                       Bill Rate.............................     198%
                  2-year U.S. Treasury
                       Note Rate.............................     185%
                  3-year U.S. Treasury
                       Note Rate.............................     178%
                  4-year U.S. Treasury
                       Note Rate.............................     171%
                  5-year U.S. Treasury
                       Note Rate.............................     169%

Notwithstanding the foregoing, the S&P Volatility Factor may mean such other potential dividend rate increase factor as S&P advises the Corporation in writing is applicable.

                  "Secondary Insurance" means insurance guaranteeing the timely payment of principal of, and interest on, a California Municipal Obligation purchased by the Corporation or a third party subsequent to the original issuance of such California Municipal Obligation.

                  "Securities Depository" means The Depository Trust Company or any successor company or other entity selected by the Corporation as securities depository for the Preferred Shares that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

                  "Series W7 Preferred Shares" means the Auction Rate Municipal Preferred Stock, Series W7, liquidation preference $50,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), plus the premium, if any, resulting from the designation of a Premium Call Period, of the Corporation.

                  "Series W28 Preferred Shares" means the Auction Rate Municipal Preferred Stock, Series W28, liquidation preference $50,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) plus the premium, if any, resulting from the designation of a Premium Call Period, of the Corporation.

                  "Service" means the United States Internal Revenue
Service.

                  "7-day Dividend Period" means any Dividend Period of 7 days for a series of Preferred Shares.

                  "Special Dividend Period" means a Dividend Period consisting of a specified number of days (other than 28 in the case of the Series W28 Preferred Shares or 7 in the case of the Series W7 Preferred Shares), evenly divisible by seven (in each case subject to adjustment as provided in paragraph 2(c)(iii)).

                  "Special Dividend Period Reference Rate" means the rate or rates per annum specified by the Corporation (which may be expressed as the lower of a specified rate or rates or a Spread under, at or over the Reference Index or Reference Security being specified for such Special Dividend Period) in the Notice of Special Dividend Period relating to a particular Special Dividend Period and specifying a Reference Index or Reference Security or, if the Corporation shall fail to so specify any such rate or rates, then (i), in the case of a Special Dividend Period of 182 days or less, the "AA" Composite Commercial Paper Rate which most closely matches the length of the Special Dividend Period, provided that in no case shall the Special Dividend Reference Rate be a "AA" Composite Commercial Paper Rate which is shorter in time than the 30-day "AA" Composite Commercial Paper Rate, or, in the case of a Special Dividend Period of longer than 182 days, the Treasury Rate which most closely matches the length of the Special Dividend Period.

                  "Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors of the Corporation, after consultation with the Auction Agent and the Broker-Dealers, during which the Preferred Shares subject to such Dividend Period shall not be subject to redemption at the option of the Corporation and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors of the Corporation, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the Preferred Shares subject to such Dividend Period shall be redeemable at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Directors of the Corporation after consultation with the Auction Agent and the Broker-Dealers; provided, however, that the Corporation shall not adopt Specific Redemption Provisions unless Moody's and S&P or any Substitute Rating Agency advises the Corporation in writing that such adoption will not adversely affect their then-current ratings on the Preferred Shares.

                  "Spread" means the negative or positive difference or the absence of any difference, expressed in whole and fractional basis points, below, at or above a Reference Index or Reference Security specified by the Corporation in a Notice of Special Dividend Period.

                  "Stock Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the Preferred Shares.

                  "Stock Register" means the register of Holders maintained on behalf of the Corporation by the Auction Agent in its capacity as transfer agent and registrar for the Preferred Shares.

                  "Subsequent Dividend Payment Period," with respect to Preferred Shares, has the meaning set forth in paragraph 2(c)(i) of these Articles Supplementary and, with respect to Other Preferred Shares, has the equivalent meaning.

                  "Substitute Commercial Paper Dealers" means such Substitute Commercial Paper Dealer or Dealers as the Corporation may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

                  "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized securities rating organization and two nationally recognized securities rating organizations, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its respective affiliates and successors, after consultation with the Corporation, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of each of the Series W28 Preferred Shares and Series W7 Preferred Shares.

                  "Taxable Equivalent of the Short-Term Municipal Bond Rate" means (i) 90% of (A) the per annum rate expressed on an interest equivalent basis equal to the index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., California time, on such date by Kenny Information Systems or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for Federal income tax purposes under the Code, of not less than "high grade" component issuers selected by Kenny Information Systems or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which is subject to the Federal alternative minimum tax or similar tax under the Code, unless all bonds the interest on which is so excludable for Federal income tax purposes are subject to such tax and (B) divided by 1 minus the Maximum Marginal Regular Federal individual income tax rate applicable to the character of the income being distributed or the maximum marginal regular Federal corporate income tax rate applicable to the character of the income being distributed (in each case expressed as a decimal), whichever is greater; or (ii) in lieu of the rate determined pursuant to clause (i) above, a percentage, determined by the Corporation, of (A) the per annum rate expressed on an interest equivalent basis equal to any substitute index prepared by any person (other than an Affiliate of the Corporation), selected from time to time by the Corporation, based on bonds the interest on which is excludable from gross income for Federal income tax purposes under the Code, and (B) divided by 1 minus the Maximum Marginal Regular Federal individual income tax rate applicable to the character of the income being distributed or the Maximum Marginal Regular Federal corporate income tax rate applicable to the character of the income being distributed (in each case expressed as a decimal), whichever is greater, as made available on a discount basis or otherwise by the preparer of such index for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., California time, on such date; provided that the Corporation shall not select any such substitute index or determine any such percentage unless the Corporation has received confirmation from Moody's and S&P (or any Substitute Rating Agency) that the use of such index or percentage would not affect the ratings assigned to the Preferred Shares by Moody's and S&P (or any Substitute Rating Agency); provided, however, that if the index then used by the Corporation for purposes of determining the Taxable Equivalent of the Short-Term Municipal Bond Rate is not made so available by 8:30 A.M., the case of the index described in clause (i) above or by the preparer of such index in the case of any substitute index described in clause (ii) above, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the per annum rate expressed on an interest equivalent basis equal to the most recent such index so made available for any preceding Business Day, without being multiplied by the 90% factor in the case of the index described in such clause (i) or the percentage determined by the Corporation referred to in such clause (ii) in the case of the index described in clause (ii).

                  "30-day 'AA' Composite Commercial Paper Rate," on any date, means (i) the Interest Equivalent of the 30-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by S&P or another nationally recognized statistical rating organization, as such 30-day rate is made available on a discount basis or otherwise by the Federal Reserve Bank of California for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of California does not make available such a rate, then the arithmetical average of the Interest Equivalent of the 30-day rate on commercial paper placed on behalf of such issuers, as quoted to the Auction Agent on a discount basis or otherwise by the Commercial Paper Dealer for the close of business on the Business Day immediately preceding such date. If the Commercial Paper Dealer does not quote a rate required to determine the 30-day "AA" Composite Commercial Paper Rate, the 30-day "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer.

                  "Treasury Bonds" means United States Treasury Bonds with remaining maturities of ten years or more.

                  "Treasury Rate," on any date for any Special Dividend Period exceeding 182 days, means:

                  (i) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity closest to the duration of such Special Dividend Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

                  (ii) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity closest to the duration of such Special Dividend Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date.

                  If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Dealers selected by the Corporation to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

                  "Treasury Securities" means United States Treasury bills, notes or bonds.

                  "28-day Dividend Period" means any Dividend Period of 28 days for a series of Preferred Shares.

                  "U.S. Government Securities Dealer" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and its respective affiliates or successors, if such entity is a U.S. Government securities dealer. As used herein, "Substitute U.S. Government Securities Dealer" shall mean Kidder, Peabody & Co. Incorporated; PaineWebber Incorporated, Prudential Securities Incorporated and Shearson Lehman Brothers Inc. or their respective affiliates or successors, if such entity is a U.S. Government securities dealer, provided that none of such entities shall be a U.S. Government Securities Dealer.

                  "Valuation Date" means, for purposes of determining whether the Corporation is maintaining the Preferred Shares Basic
Maintenance Amount and the Minimum Liquidity Level, each Friday which is a Business Day, or the Business Day preceding any Friday which is not a Business Day, and the Date of Original Issue.

                  "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Corporation, the amount of cash or securities paid to and received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

                     (b) The foregoing definitions of Accountant's Confirmation, Deposit Securities, Discounted Value, Dividend Coverage Amount, Dividend Coverage Assets, Independent Accountant, Market Value, Maximum Potential Additional Dividend Liability, Minimum Liquidity Level, Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period, Moody's Hedging Transaction, Moody's Volatility Factor, Preferred Shares Basic Maintenance Amount, Preferred Shares Basic Maintenance Cure Date, Preferred Shares Basic Maintenance Report, Reference Rate, S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period, S&P Hedging Transaction, S&P Volatility Factor and Valuation Date have been determined by the Board of Directors of the Corporation in order to obtain an "aaa" rating from Moody's and an AAA rating from S&P on the Preferred Shares on their Date of Original Issue; and such definitions shall be adjusted from time to time and without further action by the Board of Directors to reflect changes made thereto independently by Moody's, S&P or any Substitute Rating Agency if each of Moody's, S&P and any Substitute Rating Agency has advised the Corporation in writing (i) separately or collectively of such adjustments and (ii) collectively that such adjustments will not adversely affect their then-current ratings on the Preferred Shares. The adjustments contemplated by the preceding sentence shall be made effective upon the time the Corporation receives the written notice from Moody's S&P and any Substitute Rating Agency contemplated by clause (ii) of the preceding sentence.

                  2. Dividends. (a) The Holders shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of funds legally available therefor, cumulative dividends each consisting of (i) cash at the Applicable Rate and (ii) an uncertificated Right to receive cash as set forth in paragraph 2(e) below, and no more, payable on the respective dates set forth below. Dividends on the Preferred Shares so declared and payable shall be paid (i) in preference to and in priority over any dividends declared and payable on the Common Stock, and (ii) to the extent permitted by law and to the extent available, out of net tax-exempt income earned on the Corporation's investments. To the extent permitted by law, dividends on Preferred Shares will be designated as exempt-interest dividends. For the purposes of this section, the term "net tax-exempt income" shall exclude capital gains and other taxable income of the Corporation.

                     (b) (i) Cash dividends on Preferred Shares shall accumulate from the Date of Original Issue and shall be payable commencing on the Initial Dividend Payment Date with respect to each series of Preferred Shares. Following the Initial Dividend Payment Date for each series of Preferred Shares, dividends on the Preferred Shares will be payable, at the option of the Corporation, (ii) with respect to any Dividend Period of 35 or fewer days on the day next succeeding the last day thereof, (iii) with respect to any Dividend Period of more than 35 and fewer than 92 days, on the day next succeeding each period of 30 days to occur during such Dividend Period (or in the case of any Dividend Period of more than 91 days, as specified in the relevant Notice of Special Dividend Period), and on the day next succeeding the last day thereof, (iv) with respect to any Dividend Period of 365 days or more, monthly on the first day of each calendar month during such Dividend Period (or in the case of any Dividend Period of more than 91 days, as specified in the relevant Notice of Special Dividend Period), and on the day next succeeding the last day thereof (each such date referred to in clauses (i), (ii), (iii) and (iv) being hereinafter referred to as a "Normal Dividend Payment Date"), except that (i) if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding date if both such dates following the Normal Dividend Payment Date are Business Days, or
(ii) if the date following such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date will be the date next preceding such Normal Dividend Payment Date if both such date and such Normal Dividend Payment Date are Business Days or (iii) if such Normal Dividend Payment Date and either the preceding date or the succeeding date are not Business Days, then the Dividend Payment Date shall be the first Business Day next preceding such Normal Dividend Payment Date that is next succeeded by a Business Day. If, however, the Securities Depository shall make available to its participants and members in funds immediately available in California on Dividend Payment Dates, the amount due as dividends on such Dividend Payment Dates (and the Securities Depository shall have so advised the Corporation), and if the day that otherwise would be the Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day. Although any particular Dividend Payment Date may not occur on a Normal Dividend Payment Date because of the exceptions discussed above, the next succeeding Dividend Payment Date shall be, subject to such provisos, the next Normal Dividend Payment Date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Directors shall fix the Dividend Payment Date. Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

                         (ii) Each dividend shall be paid to the Holders as they appear in the Stock Register as of 12:00 noon, California time, on the Business Day preceding the Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Directors of the Corporation.

                     (c) (i) During the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date (the "Initial Dividend Period"), the Applicable Rate shall be the Initial Dividend Rate. Commencing on the Initial Dividend Payment Date, the Applicable Rate for each subsequent Dividend Period or portion thereof (hereinafter referred to as a "Subsequent Dividend Payment Period"), which Subsequent Dividend Payment Period shall commence on a Dividend Payment Date and shall end on the calendar day prior to the next Dividend Payment Date, shall be equal to the lesser of (x) the Maximum Applicable Rate for such Dividend Period or for such Subsequent Dividend Payment Period included therein or (y) the greater of (i) the Minimum Applicable Rate for such Dividend Period or for such Subsequent Dividend Payment Period included therein or (ii) the rate per annum, that results for such Dividend Period or Subsequent Dividend Payment Period included therein from implementation of the Auction Procedures including any periodic application of a Spread to a specified Reference Index or Reference Security.

                         Notwithstanding the foregoing sentence, the
         Applicable Rate for each Dividend Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate and each Dividend Payment Period for Preferred Shares of any series, commencing after the first day of, and during, a Non-Payment Period shall be a 28-day Dividend Payment Period (in the case of the Series W28 Preferred Shares) or a 7-day Dividend Payment Period (in the case of the Series W7 Preferred Shares). Except in the case of the willful failure of the Corporation to pay a dividend on a Dividend Payment Date or to redeem any Preferred Shares on the date set for such redemption, any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Corporation has declared such dividend payable on such Dividend Payment Date to the Holders of such Preferred Shares as of 12:00 noon, California time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any Preferred Shares not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon, California time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Corporation to pay a dividend on a Dividend Payment Date or to redeem any Preferred Shares on the date set for such redemption, the preceding sentence shall not apply and the Applicable Dividend Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in California Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, California time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, California City, on the next Business Day.

                         (ii) The amount of cash dividends per share of Preferred Shares payable (if declared) for any Dividend Payment Period or part thereof shall be computed by multiplying the Applicable Rate for such Dividend Payment Period by a fraction, the numerator of which shall be the number of days in such Dividend Payment Period or part thereof such share was outstanding and the denominator of which shall be 365 (or 360 for a Dividend Period of 365 days or more), multiplying the amount so obtained by $50,000, and rounding the amount so obtained to the nearest cent.

                         (iii) with respect to each Dividend Period that the Corporation desires to be a Special Dividend Period, the Corporation may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, request that the next succeeding Dividend Period for such series of Preferred Shares be a number of days (other than 28 in the case of Series W28 Preferred Shares or 7 in the case of Series W7 Preferred Shares), evenly divisible by seven and specified in such notice, provided that for any Auction occurring after the initial Auction, the Corporation may not give a Request for Special Dividend Period (and any such request shall be null and void) unless Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to mandatory redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Dividend Period of 182 days or less, shall be given on or prior to the 4th day but not more than 7 days prior to an Auction Date for the Preferred Shares and, in the case of a Dividend Period of more than 182 days, shall be given on or prior to the 14th day but not more than 28 days prior to an Auction Date for the Preferred Shares. Such Request for Special Dividend Period shall also specify any proposed Bid Requirements. Upon receiving such Request for Special Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Corporation issue a Notice of Special Dividend Period for the Preferred Shares as contemplated by such Request for Special Dividend Period and, if advisable, the Specific Redemption Provisions and shall give the Corporation and the Auction Agent written notice (a "Response") of such determination by no later than the third day prior to such Auction Date. In making such determination the Broker-Dealer(s) will consider (1) existing short-term and long-term market rates and indices of such short-term and long-term rates, (2) existing market supply and demand for short-term and long-term securities, (3) existing yield curves for short-term and long-term securities comparable to the Preferred Shares, (4) industry and financial conditions which may affect the Preferred Shares, (5) the investment objective of the Corporation, and (6) the Dividend Periods and dividend rates at which current and potential beneficial holders of the Preferred Shares would remain or become beneficial holders. If none of the Broker-Dealer(s) give the Corporation and the Auction Agent a Response by such third day or if the Response of all of the Broker-Dealers providing a Response states that given the factors set forth above it is not advisable that the Corporation give a Notice of Special Dividend Period for the Preferred Shares, the Corporation may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response of at least one Broker-Dealer does not indicate that it is not advisable that the Corporation give a Notice of Special Dividend Period for the Preferred Shares, the Corporation may by no later than the second day prior to such Auction Date give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify the duration of the Special Dividend Period, the Bid Requirements (if any) applicable to the Auction relating to such Special Dividend Period and Specific Redemption Provisions (if any). The Corporation shall not give a Notice of Special Dividend Period or convert to a Special Dividend Period and, if the Corporation has given a Notice of Special Dividend, the Corporation is required to give telephonic and written notice of revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if it has not obtained the advice in writing of Moody's and S&P or any Substitute Rating Agency that the proposed Special Dividend Period will not adversely affect their then-current rating on the Preferred Shares or if (w) either the 1940 Act Preferred Shares Asset Coverage is not satisfied or the Corporation shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date (and in each case, with respect to Moody's Eligible Assets, using a Moody's Exposure Period equivalent to 14 days longer than normal) on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate of which the Broker-Dealers shall advise the Corporation is an approximately equal rate for securities similar to the Preferred Shares with an equal frequency of recalculation of the Reference Index or Reference Security as is utilized by the Corporation with respect to the first Dividend Payment Period within such Special Dividend Period and using as a pro forma Maximum Applicable Rate the highest rate specified in the Notice of Special Dividend Period for the Dividend Payment Periods covering not less than the first 49 days of such proposed Special Dividend Period or, if no such rate is specified in the Notice of Special Dividend Period, the Maximum Applicable Rate resulting by operation of the definition of Special Dividend Period Reference Rate for the Special Dividend Period specified in such Notice of Special Dividend Period), (x) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on third Business Day preceding the related Auction Date,
         (y) the Broker-Dealer(s) jointly advise the Corporation that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation or (z) the Corporation has determined to terminate the Special Dividend Period for any reason. If the Corporation is prohibited from giving a Notice of Special Dividend Period as a result of any of the factors enumerated in clause (w), (x), (y) or (z) of the prior sentence or if the Corporation gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period will be a 28-day Dividend Period (in the case of Series W28 Preferred Shares) or a 7-day Dividend Period (in the case of Series W7 Preferred Shares) provided that if the then-current Dividend Period in the case of the Series W28 Preferred Shares is a Special Dividend Period of less than 28 days, the next succeeding Dividend Period for such series will be the same length as the current Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will be a 28-day Dividend Period (in the case of Series W28 Preferred Shares) or a 7-day Dividend Period (in the case of Series W7 Preferred Shares) and the Corporation may not again give a Notice of Special Dividend Period for the Preferred Shares (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 28-day Dividend Period (in the case of Series W28 Preferred Shares) or a 7-day Dividend Period (in the case of Series W7 Preferred Shares).

                     (d) (i) Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the Preferred Shares that may be in arrears.

                         (ii) For so long as any share of the Preferred Shares is outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the Preferred Shares as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Corporation ranking junior to the Preferred Shares as to dividends and upon liquidation) or any other such Parity Stock (except by conversion into or exchange for stock of the Corporation ranking junior to or on a parity with the Preferred Shares as to dividends and upon liquidation), unless (A) immediately after such transaction, the Corporation shall have Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount and the Corporation shall maintain the 1940 Act Preferred Shares Asset Coverage, (B) full cumulative dividends on Preferred Shares and shares of Other Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid under paragraph 2(e) below on or before the date of such declaration or payment has been paid and (D) the Corporation has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained herein.

                     (e) Each dividend shall consist of (i) cash at the Applicable Rate and (ii) an uncertificated right (a "Right") to receive an Additional Dividend (as defined below). Each Right shall thereafter be independent of the share or Preferred Shares on which the dividend was paid. The Corporation shall cause to be maintained a record of each Right received by the respective Holders. The Corporation shall not be required to recognize any transfer of a Right.

                  If, in the case of a Dividend Period of 28 days or fewer, the Corporation retroactively allocates any net capital gains or other taxable income to Preferred Shares without having given advance notice thereof to the Auction Agent as described in paragraph 2(f) hereof (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation") solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Corporation, the Corporation will, within 90 days (and generally within 60 days) after the end of the Corporation's fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of a Right applicable to such Preferred Shares (initially Cede & Co. as nominee of The Depository Trust Company) during such fiscal year at such holder's address as the same appears or last appeared on the Stock Books of the Corporation. The Corporation will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of Rights), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.

                  If the Corporation, in the case of a Dividend Period of 35 days or more, makes a Retroactive Taxable Allocation to a dividend paid on Preferred Shares, the Corporation will, within 90 days (and generally within 60 days) after the end of the Corporation's fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of a Right applicable to such Preferred Shares (initially Cede & Co. as nominee of The Depository Trust Company) during such fiscal year at such holder's address as the same appears or last appeared on the Stock Books of the Corporation. The Corporation will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of Rights), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.

                  An "Additional Dividend" means payment to a holder of Preferred Shares of an amount that, when taken together with the aggregate amount of Retroactive Taxable Allocations allocated to such holder with respect to the fiscal year in question, would cause such holder's dividends from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the amount of the dividends that would have been received and retained by such holder if the Retroactive Taxable Allocations had not been made. Such Additional Dividend shall be calculated
(i) without consideration being given to the time value of money; (ii) assuming that no holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Corporation; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of Preferred shares at the maximum marginal combined regular Federal and California income tax rate applicable to individuals or corporations (taking into account the Federal income tax deductibility of state taxes paid or incurred), whichever is greater, in effect at the end of the fiscal year in question.

                     (f) Whenever the Corporation intends to include any net capital gains or other taxable income in any dividend on Preferred Shares the Applicable Rate for which will be established at the next succeeding Auction, the Corporation will, in the case of a Dividend Period of 28 days or fewer, and may, in the case of a Dividend Period of 35 days or more, notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. If, in the case of a Dividend Period of 28 days or fewer, the Corporation retroactively allocates any net capital gains or other taxable income to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as described in paragraph 2(f) hereof solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Corporation, the Corporation will make certain payments to holders of Preferred Shares to offset the tax effect thereof. If, in the case of a Dividend Period of 35 days or more, the Corporation allocates any net capital gains or other taxable income to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as described in paragraph 2(f) hereof, the Corporation will make certain payments to holders of Preferred Shares to offset the tax effect thereof.

                     (g) No fractional share of Preferred Shares shall be issued.

                  3. Liquidation Rights. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Corporation available for distribution to shareholders, before any distribution or payment is made upon any Common Stock or any other capital stock ranking junior in right of payment upon liquidation to the Preferred Shares, the sum of $50,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period to the date of distribution, and after such payment the holders of Preferred Shares will be entitled to no other payments other than Additional Dividends as provided in paragraph 2(e) hereof. If upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Preferred Shares and any other outstanding class or series of Preferred Stock of the Corporation ranking on a parity with the Preferred Shares as to payment upon liquidation are not paid in full, the Holders and the holders of such other class or series will share ratably in any such distribution of assets in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Corporation except for any Additional Dividends. A consolidation or merger of the Corporation with or into any other corporation or corporations or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Corporation shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation.

                  4. Redemption. (a) Preferred Shares shall be redeemable by the Corporation as provided below:

                         (i) To the extent permitted under the 1940 Act and Maryland law, upon giving a Notice of Redemption, the Corporation at its option may redeem Preferred Shares, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share, on any Dividend Payment Date; provided that no Preferred Shares shall be subject to optional redemption during a Non-Call Period. in addition, holders of Preferred Shares which are redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The Corporation may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 4(a)(i) or effect an optional redemption unless, at the time of giving such Notice of Redemption or effecting such optional redemption, the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders by reason of the redemption of their Preferred Shares on such redemption date and, if as a result of such optional redemption, the Corporation would fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to the Preferred Shares Basic Maintenance Amount.

                         (ii) The Corporation shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, Preferred Shares to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of Directors, if the Corporation fails to maintain Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount as provided in paragraph 7(a) or to satisfy the 1940 Act Preferred Shares Asset Coverage as provided in paragraph 6 and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as the "Cure Date"), as the case may be. In addition, holders of Preferred Shares so redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The number of Preferred Shares to be redeemed shall be equal to the lesser of
         (i) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would together with all shares of Other Preferred Stock subject to redemption or retirement, result in the Corporation having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or satisfaction of the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of Preferred Shares and shares of Other Preferred Stock the redemption of which would have such result, all Preferred Shares and shares of Other Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Corporation shall allocate the number required to be redeemed which would result in the Corporation having Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or satisfaction of the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares, Other Preferred Shares and other Preferred Stock subject to redemption pursuant to provisions similar to those contained in this paragraph 4(a)(ii) provided that, Preferred Shares which may not be redeemed at the option of the Corporation (a) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (b) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period during which such shares are not subject to optional redemption (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such period. The Corporation shall effect such redemption on a Business Day which is not later than 30 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of Preferred Shares and shares of other Preferred Stock which are subject to mandatory redemption or the Corporation otherwise is unable to effect such redemption on or prior to 30 days after such Cure Date, the Corporation shall redeem those Preferred Shares which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

                     (b) Notwithstanding any other provision of this paragraph 4, no Preferred Shares may be redeemed pursuant to paragraph 4(a)(i) of these Articles Supplementary unless all dividends in arrears on all remaining outstanding shares of Parity Stock shall have been or are being contemporaneously paid or declared and set apart for payment. In the event that less than all the outstanding Preferred Shares are to be redeemed and there is more than one Holder, the shares to be redeemed shall be selected by lot or such other method as the Corporation shall deem fair and equitable.

                     (c) Whenever Preferred Shares are to be redeemed, the Corporation, not less than 20 or more than 60 days prior to the date fixed for redemption, shall mail a notice ("Notice of Redemption") by first-class mail, postage prepaid, to each Holder of Preferred Shares to be redeemed and to the Auction Agent. The Corporation shall cause the Notice of Redemption also to be published in the eastern and national editions of The Wall Street Journal. The Notice of Redemption to set forth (i) the redemption date, (ii) the amount of the redemption price, (iii) the aggregate number of Preferred Shares to be redeemed, (iv) the place or places where Preferred Shares are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed shall cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of these Articles Supplementary pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

                  If the Notice of Redemption shall have been given as aforesaid and, concurrently or thereafter, the Corporation shall have deposited in trust with the Auction Agent a cash amount equal to the redemption payment for the Preferred Shares as to which such Notice of Redemption has been given with irrevocable instructions and authority to pay the redemption price to the Holders of such shares, then upon the date of such deposit or, if no such deposit is made, then upon such date fixed for redemption (unless the Corporation shall default in making the redemption payment), all rights of the Holders of such shares as shareholders of the Corporation by reason of the ownership of such shares will cease and terminate (except their right to receive the redemption price in respect thereof and any additional dividends, but without interest), and such shares shall no longer be deemed outstanding. The Corporation shall be entitled to receive, from time to time, from the Auction Agent the interest, if any, on such moneys deposited with it and the Holders of any shares so redeemed shall have no claim to any of such interest. In case the Holder of any shares so called for redemption shall not claim the redemption payment for his shares within one year after the date of redemption, the Auction Agent shall, upon demand, pay over to the Corporation such amount remaining on deposit and the Auction Agent shall thereupon be relieved of all responsibility to the Holder of such shares called for redemption and such Holder thereafter shall look only to the Corporation for the redemption payment.

                  5. Voting Rights. (a) General. Except as otherwise provided in the Charter, each Holder of Preferred Shares shall be entitled to one vote for each share held on each matter submitted to a vote of stockholders of the Corporation to which the stockholders are entitled to vote, and the holders of outstanding shares of Preferred Stock, including Preferred Shares, and of shares of Common Stock shall vote together as a single class with respect to all matters on which all stockholders are entitled to vote. Notwithstanding the preceding sentence, at the first annual meeting of stockholders, the holders of outstanding shares of Preferred Stock, including Preferred Shares, represented in person or by proxy shall be entitled as a class, and to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, to elect one Class I director and one Class II director and shall thereafter be so entitled to elect any successors from time to time to the Class I and Class II directors so elected at any meeting of shareholders in which successors are elected. At each meeting of shareholders at which entire classes of Class I and Class II directors are to be elected, or at any meeting at which a successor to a director elected by the holders of Preferred Stock in accordance with this Section is to be elected (including directors elected pursuant to this sentence), the holders of outstanding shares of Preferred Stock, including Preferred Shares, represented in person or by proxy shall be entitled as a class and to the exclusion of the holders of all other securities and classes of capital stock of the Corporation to elect one Class I and one Class II director or to elect such successor. In the event that the Charter is amended to eliminate the classification of the Corporation's Board of Directors, the holders of outstanding shares of Preferred Stock, including Preferred Shares, represented in person or by proxy shall be entitled as a class, and to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, to elect two directors. Subject to paragraph 5(b) hereof, the holders of outstanding shares of capital stock of the Corporation, voting as a single class, shall elect the balance of the directors.

                     (b) Right to Elect Majority of Board of Directors. During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

                         (i) if at any time accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the outstanding Preferred Shares equal to at least two full years dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                         (ii) if at any time holders of any Preferred Stock are entitled to elect a majority of the directors of the Corporation under the 1940 Act.

                  Upon the termination of a Voting Period, the voting rights described in this paragraph 5(b) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph 5(b).

                     (c) Right to Vote with Respect to Certain Other Matters. So long as any Preferred Shares are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Stock outstanding at the time, in person or by proxy, at a meeting (voting separately as one class) or by the unanimous written consent of the holders of all Outstanding shares of Preferred
Stock: (i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with any series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized amount of Preferred Shares or any other Preferred Stock (except that, notwithstanding the foregoing, but subject to the provisions of Section 13 of the 1940 Act, the Board of Directors, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize, create and issue, and may increase the authorized or issued amount of, classes or series of Preferred Stock, including Preferred Shares, ranking on a parity with the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, subject to continuing compliance by the Corporation with 1940 Act Preferred Shares Asset Coverage and Preferred Shares Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating Preferred Shares), S&P (if S&P is then rating Preferred Shares) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating Preferred Shares) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the Preferred Shares), (ii) amend, alter or repeal the provisions of the Charter whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of Preferred Shares or any Other Preferred Stock, (iii) authorize the Corporation's conversion from a closed-end to an open-end investment company as defined in Section 5(a) of the 1940 Act, or (iv) amend the provisions of the Charter which provide for the classification of the Board of Directors of the Corporation into three classes, each with a term of office of three years with only one class of directors standing for election in any year (presently Article VI of the Charter). To the extent permitted under the 1940 Act, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of Preferred Shares differently than those of a Holder of shares of any other series of Preferred Shares differently than those of a holder of shares of any other series of Preferred Shares without the affirmative vote of the holders of at least a majority of the Preferred Shares of each series adversely affected and Outstanding at such time, in person or by proxy, at a meeting (each such adversely affected series voting separately as a class) or by the unanimous written consent of the holders of all Outstanding shares of Preferred Stock. The Corporation shall notify Moody's and S&P 10 Business days prior to any such vote described in clauses (i) and (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including Preferred Shares, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including Preferred Shares, voting together as a single class necessary to authorize the action in question. Notwithstanding the preceding sentence, to the extent permitted by Maryland General Corporation Law, no vote of holders of Common Stock, either separately or together with holders of Preferred Shares as a single class, shall be necessary to take the actions contemplated by clauses (i) and (ii) of the first sentence of this Section 5(c) and the holders of Common Stock shall not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by clause (ii) of the first sentence of this section 5 (c), the action would adversely affect the contract rights expressly set forth in the Charter of the holders of Common Stock.

                     (d) Voting Procedures.

                     (i) As soon as practicable after the accrual of any right of the Holders of shares of Preferred Stock to elect additional directors as described in paragraph 5(b) above, the Corporation shall notify the Secretary of the Corporation and instruct the Secretary to call a special meeting of such Holders, by mailing a notice of such special meeting to such Holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Secretary of the Corporation does not call such a special meeting, it may be called by Holders of at least 25% of the votes entitled to be cast at such meeting on like notice. The record date for determining the Holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, such Holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of directors prescribed in paragraph 5(b) above on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting without notice, other than by an announcement at the meeting, to a date not more than 120 days after the original record date.

                     (ii) For purposes of determining any rights of the Holders to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, a share of Preferred Shares which is not outstanding shall not be counted.

                     (iii) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of Holders and holders of other Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of the Common Stock and Preferred Stock, shall constitute the duly elected directors of the Corporation.

                     (iv) The terms of office of the additional directors elected by the Holders and holders of other Preferred Stock pursuant to paragraph 5(b) above shall terminate on the earliest date permitted by the Maryland General Corporation Law following the termination of a Voting Period, the remaining directors shall constitute the directors of the Corporation and the voting rights of the Holders and such other holders to elect additional directors pursuant to paragraph 5(b) above shall cease, subject to the provisions of the last sentence of paragraph 5(b)(ii).

                     (e) Exclusive Remedy. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting. In the event that the Corporation fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this paragraph 5.

                     (f) Notification to Moody's and S&P. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation shall, not later than ten business days prior to the date on which such vote is to be taken, notify Moody's and S&P that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. Upon completion of any such vote, the Corporation shall notify Moody's and S&P as to the result of such vote.

                  6. 1940 Act Preferred Shares Asset Coverage. The Corporation shall maintain, as of the last Business Day of each month in which any share of Preferred Shares is outstanding, the 1940 Act Preferred Shares Asset Coverage.

                  7. Preferred Shares Basic Maintenance Amount. (a) The Corporation shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount and (ii) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount. Upon any failure to maintain the required Discounted Value, the Corporation will use its best efforts to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date.

                     (b) On or before 5:00 p.m., California time, on the third Business Day after a Valuation Date on which the Corporation fails to satisfy the Preferred Shares Basic Maintenance Amount, the Corporation shall complete and deliver to the Auction Agent, Moody's and S&P a complete Preferred Shares Basic Maintenance Report as of the date of such failure, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Corporation mails to the Auction Agent for delivery on the next Business Day the complete Preferred Shares Basic Maintenance Report. The Corporation shall also give a notice of cure of its failure to satisfy the Preferred Shares Basic Maintenance Amount along with the complete Preferred Shares Basic Maintenance Report to the Auction Agent, Moody's and S&P within three Business Days of its determination that it has satisfied such requirement following any period during which it has failed to satisfy such requirement. The Corporation will also deliver a Preferred Shares Basic Maintenance Report to the Auction Agent as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (ii) the last Business Day of each month, in each case on or before the third Business Day after such day. The Corporation will also deliver a Preferred Shares Basic Maintenance Report to Moody's or S&P, as the case may be, for each Valuation Date that the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets is less than or equal to 125% of the Preferred Shares Basic Maintenance Amount, provided, however, that if the Valuation Date is every day that is a Business Day, the Corporation will deliver a Preferred Shares Basic Maintenance Report to Moody's or S&P, as the case may be, for each Valuation Date that the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets is less than or equal to 105% of the Preferred Shares Basic Maintenance Amount. The Corporation will deliver a Preferred Shares Basic Maintenance Report to Moody's upon request and when the Corporation redeems any shares of Common Stock. The Corporation will deliver a Preferred Shares Basic Maintenance Report to S&P upon request. A failure by the Corporation to deliver a Preferred Shares Basic Maintenance Report under this paragraph 7(b) shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for S&P Eligible Assets and Moody's Eligible Assets of the Corporation is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

                     (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report and a Certificate of Minimum Liquidity in accordance with paragraph 7(b) above relating to a Quarterly Valuation Date, the Corporation shall cause the Independent Accountant to confirm in writing to the Auction Agent, Moody's and S&P (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Corporation during the quarter ending on such Quarterly Valuation Date) and (with respect to S&P only while S&P is rating the Preferred Shares) such Certificate, (ii) that, in such Report (and in such randomly selected Report), the Corporation correctly determined the assets of the Corporation which constitute S&P Eligible Assets or Moody's Eligible Assets, as the case may be, at such Quarterly Valuation Date in accordance with these Articles Supplementary, (iii) that, in such Report (and in such randomly selected Report), the Corporation determined whether the Corporation had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report) in accordance with these Articles Supplementary, S&P Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) that (with respect to S&P only) in such Certificate, the Corporation determined the Minimum Liquidity Level and the Corporation's Deposit Securities in accordance with these Articles Supplementary, including maturity or tender date, (v) with respect to the S&P rating on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report and (with respect to S&P only) such Certificate, that the Independent Accountant has requested that S&P verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (vi) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report and (with respect to S&P only) such Certificate, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences), and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Corporation's assets to the Corporation for purposes of valuing securities in the Corporation's portfolio, the Independent Accountant has traced the price used in such Report and (with respect to S&P only) such Certificate to the bid or mean price listed in such Report and (with respect to S&P only) such Certificate as provided to the Corporation and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Accountant's Confirmation").

                     (d) Within ten Business Days after the date of delivery to the Auction Agent, S&P and Moody's of a Preferred Shares Basic Maintenance Report in accordance with paragraph 7(b) above relating to any Valuation Date on which the Corporation failed to maintain S&P Eligible Assets with an aggregate Discounted Value and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure, the Independent Accountant will provide to the Auction Agent, S&P and Moody's an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

                     (e) If any Accountant's Confirmation delivered pursuant to subparagraph (c) or (d) of this paragraph 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets or Moody's Eligible Assets, as the case may be, of the Corporation was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Corporation, and the Corporation shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to the Auction Agent, S&P and Moody's promptly following receipt by the Corporation of such Accountant's Confirmation.

                     (f) On or before 5:00 p.m., California time, on the first Business Day after the Date of Original Issue of the Preferred Shares, the Corporation will complete and deliver to S&P and Moody's a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five business days of such Date of Original Issue, the Corporation shall cause the Independent Accountant to confirm in writing to S&P and Moody's (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the aggregate Discounted Value of S&P Eligible Assets and the aggregate Discounted Value of Moody's Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

                     (g) For so long as Preferred Shares are rated by Moody's, in managing the Corporation's portfolio, the Corporation shall require that the Adviser will not alter the composition of the Corporation's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Corporation to have Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the Preferred Shares Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the Preferred Shares Basic Maintenance Amount by twenty-five percent or less (or, in the event the Valuation Date is every day that is a Business Day, five percent or less), the Adviser will not alter the composition of the Corporation's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Corporation shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the Preferred Shares Basic Maintenance Amount.

                  8. Minimum Liquidity Level. (i) For so long as any Preferred Shares are rated by S&P, the Corporation shall be required to have, as of each Valuation Date, Dividend Coverage Assets having in the aggregate a value not less than the Dividend Coverage Amount.

                     (ii) As of each Valuation Date as long as any Preferred Shares are rated by S&P, the Corporation shall determine
         (A) the Market Value of the Dividend Coverage Assets owned by the Corporation as of that Valuation Date, (B) the Dividend Coverage Amount on that Valuation Date, and (C) whether the Minimum Liquidity Level is met as of that Valuation Date. The calculations of the Dividend Coverage Assets, the Dividend Coverage Amount and whether the Minimum Liquidity Level is met shall be set forth in a certificate (a "Certificate of Minimum Liquidity") dated as of the Valuation Date. The Preferred Shares Basic Maintenance Report and the Certificate of Minimum Liquidity may be combined in one certificate. The Corporation shall cause the Certificate of Minimum Liquidity to be delivered to S&P not later than the close of business on the third Business Day after the Valuation Date applicable to such Certificate pursuant to paragraph 7(b). The Minimum Liquidity Level shall be deemed to be met as of any date of determination if the Corporation has timely delivered a Certificate of Minimum Liquidity relating to such date which states that the same has been met and which is not manifestly inaccurate. In the event that a Certificate of Minimum Liquidity is not delivered to S&P when required, the Minimum Liquidity Level shall be deemed not to have been met as of the applicable date.

                     (iii) If the Minimum Liquidity Level is not met as of any Valuation Date, then the Corporation shall purchase or otherwise acquire Dividend Coverage Assets to the extent necessary so that the Minimum Liquidity Level is met as of the fifth Business Day following such Valuation Date. The Corporation shall, by such fifth Business Day, provide to S&P a Certificate of Minimum Liquidity setting forth the calculations of the Dividend Coverage Assets and the Dividend Coverage Amount and showing that the Minimum Liquidity Level is met as of such fifth Business Day together with a report of the custodian of the Corporation's assets confirming the amount of the Corporation's Dividend Coverage Assets as of such fifth Business Day.

                  9. Certain Other Restrictions. (a) So long as there are Preferred Shares Outstanding, the Corporation will enter into futures and options transactions only for bona fide hedging purposes and not for leveraging or speculative purposes. So long as Moody's and S&P are rating the Preferred Shares, the Corporation will only engage in futures or options transactions in accordance with the then-current guidelines of such ratings agencies, only if it is valuing its assets daily and only after it has received written confirmation from Moody's and S&P, as appropriate, that such transactions would not impair the ratings then assigned by S&P and Moody's to Preferred Shares. The S&P guidelines in effect as of the Date of Original Issue are set forth in their entirety in the following paragraph. The Corporation may engage in futures and options transactions in accordance therewith and such transactions shall have the consequences included in such guidelines set forth therein (as such guidelines are amended, modified and supplemented from time to time by S&P), provided, however, that it may not engage in any such transactions unless it has satisfied the relevant provisions of this paragraph relating to complying with Moody's guidelines and obtaining written confirmation from Moody's and S&P.

                  For so long as Preferred Shares are rated by S&P, the Corporation will not, unless it has received written confirmation from S&P that any such action would not impair the rating then assigned by S&P to Preferred Shares, purchase or sell futures contracts or options thereon or write uncovered put or uncovered call options on portfolio securities except (provided that the Corporation has received such written confirmation in advance from S&P) that (i) the Corporation may engage in S&P Hedging Transactions based on the Municipal Index, provided that (A) the Corporation shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on Municipal Index exceeding in number 25% of the quotient of the fair market value of the Corporation's total assets divided by 100,000 or (3) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and (ii) the Corporation may engage in S&P Hedging Transactions based on Treasury Bonds, provided that (A) the Corporation shall not engage in any S&P Hedging Transactions based on Treasury Bonds (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Corporation's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as Preferred Shares are rated by S&P, the Corporation will engage in Closing Transactions to close out any outstanding futures contract which the Corporation owns or has sold or any outstanding option thereon owned by the Corporation in the event (i) the Corporation does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (ii) the Corporation is required to pay Variation Margin on the second such Valuation Date. For so long as Preferred Shares are rated by S&P, the Corporation will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Corporation holds securities deliverable under such terms. For purposes of calculating the Discounted Value of S&P Eligible Assets to determine compliance with the Preferred Shares Basic Maintenance Amount, such Discounted Value shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus
(ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Corporation. For so long as Preferred Shares are rated by S&P, when the Corporation writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, fixed-income securities in a segregated account with the Corporation's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Corporation's broker equals the fair market value of the futures contract, except that in the event the Corporation writes a futures contract or option thereon which requires delivery of an underlying security, the Corporation shall hold such underlying security.

                     (b) For so long as Preferred Shares are rated by Moody's or S&P, the Corporation will not, unless it has received written confirmation from Moody's and/or S&P, as the case may be, that such action would not impair the ratings then assigned to Preferred Shares by Moody's and/or S&P, as the case may be, (i) borrow money, (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Corporation, (v) reissue any Preferred Shares previously purchased or redeemed by the Corporation, (vi) merge or consolidate into or with any other corporation, (vii) change the Pricing Service or (viii) engage in reverse repurchase agreements.

                  10. Notice. All notices or communications, unless otherwise specified in these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

                  11. Auction Procedures. (a) Certain definitions. As used in this paragraph 11, the following terms shall have the following meanings, unless the context otherwise requires:

                     (i) "Auction Date" shall mean the first Business Day preceding the first day of a Dividend Period.

                     (ii) "Available Preferred Shares" shall have the meaning specified in paragraph 11(d)(i) below.

                     (iii) "Bid" shall have the meaning specified in paragraph 11(b)(i) below.

                     (iv) "Bidder" shall have the meaning specified in paragraph 11(b)(i) below.

                     (v) "Hold Order" shall have the meaning specified in paragraph 11(b)(i) below.

                     (vi) "Maximum Applicable Rate," for any Dividend Payment Period for the Preferred Shares will be the Applicable Percentage of the higher of the 30-day "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate except in the case of a Special Dividend Period in which case the Maximum Applicable Rate for any Dividend Payment Period included in such Special Dividend Period will be the Applicable Percentage (determined on the date of the Notice of Special Dividend Period in the case of any such Notice that specifies a Maximum Applicable Rate applicable to such Special Dividend Payment Period) of the Special Dividend Period Reference Rate for such Dividend Payment Period. The Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and
         (ii) whether the Corporation has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on Preferred Shares as follows:

                  Credit Rating                  Applicable       Applicable
          --------------------------------       Percentage:      Percentage:
              Moody's             S&P          No Notification   Notification
              -------             ---          ---------------   ------------
         "aa3" or higher     AA- or higher          110%             150%
         "a3" to "a1"        A- to A+               125%             160%
         "baa3" to "baa1"    BBB- to BBB+           150%             250%
         "ba3 " to "ba1"     BB- to BB+             200%             275%
         Below "ba3"         Below BB-              250%             300%

                  The Corporation will take all reasonable action necessary to enable Moody's and S&P to provide a rating for both series of Preferred Shares. If either Moody's or S&P shall not make such a rating available, or neither Moody's nor S&P shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after consultation with the Corporation, will select a nationally recognized statistical rating organization (a "Substitute Rating Agency") or two nationally recognized statistical rating organizations ("Substitute Rating Agencies") to act as Substitute Rating Agency or Substitute Rating Agencies, as the case may be; provided that if such a rating is not made available with respect to the Preferred Shares, Merrill Lynch, Pierce, Fenner & Smith or its affiliates and successors, after consultation with the Corporation, shall select a Substitute Rating Agency or Agencies.

                     (vii) "Minimum Applicable Rate," for any Dividend Payment Period included in a Special Dividend Period for which Bid Requirements are imposed will be such rate as may be specified by the Corporation in the Notice of Special Dividend Period relating to the Special Dividend Period within which such Dividend Payment Period occurs.

                     (viii) "Order" shall have the meaning specified in paragraph 11(b)(i) below.

                     (ix) "Preferred Shares" shall mean the Preferred Shares being auctioned pursuant to this paragraph 11.

                     (x) "Sell Order" shall have the meaning specified in paragraph 11(b)(i) below.

                     (xi) "Submission Deadline" shall mean 1:00 P.M., California time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

                     (xii) "Submitted Bid" shall have the meaning specified in paragraph 11(d)(i) below.

                     (xiii) "Submitted Hold Order" shall have the meaning specified in paragraph 11(d)(i) below.

                     (xiv) "Submitted Order" shall have the meaning specified in paragraph 11 (d) (i) below.

                     (xv) "Submitted Sell Order" shall have the meaning specified in paragraph 11(d)(i) below.

                     (xvi) "Sufficient Clearing Bids" shall have the meaning specified in paragraph 11(d)(i) below.

                     (xvii) "Winning Bid Rate" shall have the meaning specified in paragraph 11(d)(i) below.

                (b)  Orders by Existing Holders and Potential Holders.

                     (i) on or prior to the Submission Deadline on each Auction Date:

                         (A) each Existing Holder may submit to a Broker-Dealer information as to:

                             (1) the number of Outstanding shares, if any, of Preferred Shares held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                             (2) the number of Outstanding shares, if any, of Preferred Shares held by such Existing Holder which such Existing Holder desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum or, in the case of an Auction with Bid Requirements including a Spread, the Spread specified by such Existing Holder; and/or

                             (3) the number of Outstanding shares, if any, of Preferred Shares held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

                         (B) each Broker-Dealer, using a list of Potential Holders that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Holders, including Persons that are not Existing Holders, on such list to determine the number of Outstanding shares, if any, of Preferred Shares which each such Potential Holder offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum or Spread specified by such Potential Holder.

                         For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (A) or (B) of this paragraph 11(b)(i) is hereinafter referred to as an "Order" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this paragraph 11(b)(i) is hereinafter referred to as a "Hold Order"; an order containing the information referred to in clause (A)(2) or (B) of this paragraph 11(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph 11(b)(i) is hereinafter referred to as a "Sell Order".

                    (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                             (1) the number of Outstanding Preferred Shares specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum or Spread specified in such Bid; or

                             (2) such number of a lesser number of
         Outstanding Preferred Shares to be determined as set forth in paragraph 11(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum or Spread specified therein; or

                             (3) a lesser number of Outstanding Preferred
         Shares to be determined as set forth in paragraph 11(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

                         (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                             (1) the number of outstanding Preferred Shares specified in such Sell Order; or

                             (2) such number or a lesser number of
         outstanding Preferred Shares to be determined as set forth in paragraph 11(e)(ii)(C) if Sufficient Clearing Bids do not exist.

                         (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                             (1) the number of Outstanding Preferred Shares specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum or Spread specified in such Bid; or

                             (2) such number or a lesser number of
         Outstanding Preferred Shares to be determined as set forth in paragraph 11(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum or Spread specified therein.

                         (c) Submission of Orders by Broker-Dealers to Auction Agent.
                  (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all orders obtained by such Broker-Dealer and specifying with respect to each
         Order:

                                           (A)    the name of the Bidder
                  placing such Order;

                                           (B)    the aggregate number of
                  Outstanding Preferred Shares that are the subject of such Order;

                                           (C) to the extent that such Bidder
                  is an Existing Holder:

                                (1) the number of Outstanding shares, if any, of Preferred Shares subject to any Hold Order placed by such Existing Holder;

                                (2) the number of Outstanding shares, if any, of Preferred Shares subject to any Bid placed by such Existing Holder and the rate per annum or Spread specified in such Bid; and

                                (3) the number of Outstanding shares, if any, of Preferred Shares subject to any Sell Order placed by such Existing Holder; and

                                           (D) (i) to the extent such
                  Bidder is a Potential Holder, the rate per annum or Spread specified in such Potential Holder's Bid.

               (ii) If any rate per annum or Spread specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1% and shall round such Spread to the next highest one-thousandth (.001) of a basis point.

               (iii) If an Order or Orders covering all of the Outstanding Preferred Shares held by an Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding Preferred Shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that with respect to an Auction to establish a Special Dividend Period longer than 91 days, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Existing Holder covering such number of Outstanding Preferred Shares.

               (iv) If one or more orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding Preferred Shares held by such Existing Holder are submitted to the Auction Agent, such orders shall be considered valid as follows and in the following order of priority:

                                           (A)    any Hold Order submitted on
               behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding Preferred Shares held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of Preferred Shares subject to such Hold
               Orders exceeds the number of Outstanding Preferred Shares held by such Existing Holder, the number of Preferred Shares subject to each of such Hold Orders shall be reduced pro rata so that such Hold orders, in the aggregate, will cover exactly the number of Outstanding Preferred Shares held by such Existing Holder;

                                           (B) any Bids submitted on behalf
               of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum or Spread, if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding Preferred Shares held by such Existing Holder over the number of Preferred Shares subject to any Hold Order referred to in paragraph 11(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum or Spread and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 11(c)(iv)(A) above and of the foregoing portion of this paragraph 11(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum or Spread, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this paragraph 11(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

                                           (C)    any Sell Order shall be
               considered valid up to and including the excess of the number of Outstanding Preferred Shares held by such Existing Holder over the number of Preferred Shares subject to Hold Orders referred to in paragraph 11(c)(iv)(A) and Bids referred to in paragraph 11(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of Preferred Shares subject to such Sell Orders is greater than such excess, the number of Preferred Shares subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of Preferred Shares equal to such excess.

               (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum or Spread and number of Preferred Shares specified.

               (vi) Any Bid by an Existing Holder that specifies a Spread, with respect to an Auction in which a Spread is not included in any Bid Requirements or in which there are no Bid Requirements and any order that does not specify a Spread with respect to an Auction in which a Spread is included in any Bid Requirements shall be treated as a Sell Order.

                  (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

               (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order", a "Submitted Bid" or a "Submitted Sell Order", as the case may be, or as a "Submitted Order") and shall determine:

                                           (A)    the excess of the total
               number of Outstanding Preferred Shares over the number of Outstanding Preferred Shares that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares");

                                           (B)    from the Submitted Orders
               whether the number of Outstanding Preferred Shares that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum or Spreads that result in one or more rates per annum on such date equal to or lower than the Maximum Applicable Rate in effect for the first Dividend Payment Period after the Auction Date exceeds or is equal to the sum of:

                    (1) the number of Outstanding Preferred Shares that are
               the subject of Submitted Bids by Existing Holders specifying one or more rates per annum or Spreads that result in one or more rates per annum on such date higher than such Maximum Applicable Rate, and

                    (2) the number of Outstanding Preferred Shares that are
               subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding Preferred Shares in clauses (1) and (2) above are each zero because all of the Outstanding Preferred Shares are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                                           (C)    if Sufficient Clearing Bids
                    exist, the lowest rate per annum or, in the case of an Auction with Bid Requirements including a Spread, the lowest Spread specified in the Submitted Bids (the "Winning Bid Rate") that if:

                                     (1)   each Submitted Bid from Existing
               Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum or Spreads were rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares that are the subject of such Submitted Bids, and

                                     (2)   each Submitted Bid from Potential
               Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum or Spreads were accepted, thus entitling the Potential Holders to purchase the Preferred Shares that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum or Spread being at least equal to the Available Preferred Shares.

                                           (D)    For purposes of these
                    Articles Supplementary, a positive Spread shall be considered lower than another positive Spread to the extent it is a lower number, a Spread of zero shall be considered lower than a positive Spread, a negative Spread shall be considered lower than a Spread of zero and a negative Spread shall be considered lower than another negative Spread to the extent it is a higher number.

                    (ii) Promptly after the Auction Agent has made the
               determinations pursuant to paragraph 11(d)(i), the Auction Agent shall advise the Corporation of the Maximum Applicable Rate (or, in the event the Corporation has specified a Maximum Applicable Rate or Rates, or a Minimum Applicable Rate or Rates the Auction Agent shall confirm to the Corporation the calculation of such Maximum Applicable Rate or Rates or such Minimum Applicable Rate or Rates) and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

                                           (A)    if Sufficient Clearing Bids
                    exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate, subject to the effect of any applicable Minimum Applicable Rate and any applicable Maximum Applicable Rate;

                                           (B)    if Sufficient Clearing Bids
                    do not exist (other than because all of the Outstanding Preferred Shares are the subject of Submitted Hold
                    Orders and other than in the event the Auction is being conducted with respect to a Special Dividend Period), that the Applicable Rate for the next succeeding
                    Dividend Period shall be equal to the Maximum
                    Applicable Rate;

                                           (C)    if all of the Outstanding
                    Preferred Shares are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period will be the higher of the 30-day "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate multiplied by 1 minus the maximum marginal regular Federal individual income tax rate then applicable to ordinary income or the maximum marginal regular Federal corporate tax rate then applicable, whichever is greater (or 90% of such rate if the Corporation has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on Preferred Shares) on the date of the Auction; or

                                           (D)     If the Auction is being
                    conducted with respect to a Special Dividend Period and Sufficient Clearing Bids do not exist, that the Dividend Period next succeeding the Auction shall automatically be 28 days (in the case of Series W28 Preferred Shares) or 7 days (in the case of Series W7 Preferred Shares) and the Applicable Rate for the next succeeding Dividend Period will be as set forth in paragraph 11(d)(ii)(C) above.

                         (e)  Acceptance and Rejection of Submitted Bids and
Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to paragraph 11(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

                  (i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 11(e)(iii) and paragraph 11(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

                                           (A)     the Submitted Sell Orders of
                  Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum or Spread that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing
                  Holder to sell the Outstanding Preferred Shares that are the subject of such Submitted Sell order or Submitted
                  Bid;

                                           (B)     the Submitted Bid of each of
                  the Existing Holders specifying any rate per annum or Spread that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding Preferred Shares that are the subject of such Submitted Bid;

                                           (C)     the Submitted Bid of each of
                  the Potential Holders specifying any rate per annum that is lower than the winning Bid Rate or Spread shall be accepted;

                                           (D)    the Submitted Bid of each of
                  the Existing Holders specifying a rate per annum or Spread that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding Preferred Shares that are the subject of such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Outstanding Preferred Shares ("Remaining Shares") equal to the excess of the Available Preferred Shares over the number of Outstanding Preferred Shares subject to Submitted Bids described in paragraph 11(e)(i)(B) and paragraph 11(e)(i)(C), in which event the Submitted
                  Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding Preferred Shares, but only in an amount equal to the difference between (1) the number of Outstanding Preferred Shares then held by such Existing Holder subject to such Submitted Bid and (2) the number of Preferred Shares obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of Outstanding
                  Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate or Spread; and

                                           (E)     the Submitted Bid of each of
                  the Potential Holders specifying a rate per annum or Spread that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding Preferred Shares obtained by multiplying
                  (x) the difference between the Available Preferred
                  Shares and the number of Outstanding Preferred Shares subject to Submitted Bids described in paragraph
                  11(e)(i)(B), paragraph 11(e)(i)(C) and paragraph
                  11(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate per annum or Spread equal to the Winning Bid Rate.

                  (ii) if Sufficient Clearing Bids have not been made (other than because all of the outstanding Preferred Shares are subject to Submitted Hold Orders), subject to the provisions of paragraph 11(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other
          Submitted Bids shall be rejected:

                                           (A)    The Submitted Bid of each
                  Existing Holder specifying any rate per annum or Spread that is equal to or lower than the Maximum Applicable Rate (a Bid specifying a Spread being converted to a rate per annum for this purpose by applying the Spread to the most recently available Reference Index or Reference Security) shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding Preferred Shares that are the subject of such Submitted Bid;

                                           (B)    the Submitted Bid of each
                  Potential Holder specifying any rate per annum or Spread that is equal to or lower than the Maximum Applicable Rate (a Bid specifying a Spread being converted to a rate per annum for this purpose by applying the Spread to the most recently available Reference Index or Reference Security) shall be accepted, thus requiring such Potential Holder to purchase the Outstanding Preferred Shares that are the subject of such Submitted Bid; and

                                           (C)     the Submitted Bids of each
                  Existing Holder specifying any rate per annum or Spread that is higher than the Maximum Applicable Rate (a Bid specifying a spread being converted to a rate per annum for this purpose by applying the Spread to the most recently available Reference Index or Reference Security) shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding Preferred Shares then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of Preferred
                  Shares obtained by multiplying (x) the difference between the Available Preferred Shares and the aggregate number of Outstanding Preferred Shares subject to Submitted Bids described in paragraph 11(e)(ii)(A) and paragraph 11(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding Preferred Shares subject to all such Submitted Bids and Submitted Sell Orders.

                  (iii) If, as a result of the procedures described in paragraph 11(e)(i) or paragraph 11(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of Preferred Shares to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of Preferred Shares purchased or sold by each existing Holder or Potential Holder on such Auction Date shall be a whole share of Preferred Shares.

                  (iv) If, as a result of the procedures described in paragraph 11(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Preferred Shares for purchase among Potential Holders so that only whole Preferred Shares are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any Preferred Shares on such Auction Date.

                  (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding Preferred Shares to be purchased and the aggregate number of Outstanding Preferred Shares to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding Preferred Shares.

                         (f)  Miscellaneous.  An Existing Holder (A) may sell,
transfer or otherwise dispose of Preferred Shares only pursuant to a Bid or Sell Order in accordance with the procedures described in this paragraph 11 or to or through a broker-dealer, provided that in the case of all transfers other than pursuant to Auctions such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the Preferred Shares held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Neither the Corporation nor any Affiliate shall submit an order in any Auction. Any Existing Holder that is an Affiliate shall not sell, transfer or otherwise dispose of Preferred Shares to any Person other than the Corporation. All of the outstanding Preferred Shares of each series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Corporation's option and upon its receipt of such documents as it deems appropriate, any Preferred Shares may be registered in the Stock Register in the name of the Existing Holder thereof and such Existing Holder thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

                  12.     Securities Depository; Stock Certificates.
                         (a)  If there is a Securities Depository, one
certificate for all of the Preferred Shares of each series shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Additional certificates may be issued as necessary to represent Preferred Shares. All such certificates shall bear a legend to the effect that such certificates are issued subject to the provisions restricting the transfer of Preferred Shares contained in these Articles Supplementary. Unless the Corporation shall have elected, during a Non-Payment Period, to waive this requirement, the Corporation will also issue stop-transfer instructions to the Auction Agent for the Preferred Shares. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the Holder, and no existing Holder shall receive certificates representing its ownership interest in such shares.

                         (b)  If the Applicable Rate applicable to all
Preferred Shares of a series shall be the Non-Payment Period Rate or there is no Securities Depository, the Corporation may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 12(a)) registered in the names of the Existing Holders or their nominees and rescind the stop-transfer instructions referred to in paragraph 12(a) with respect to such shares.

                  13. Interpretations. The Board of Directors may interpret the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not adversely affect the rights of Existing Holders of Preferred Shares.

         SECOND: The amendment to the charter of the Corporation set forth in these Articles of Amendment was advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation at a special meeting of the stockholders of the Corporation held on July 27, 1994.

         THIRD:          The amendment to the charter of the Corporation set
forth in these Articles of Amendment does not increase the authorized capital stock of the Corporation.


         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by its President and its corporate seal to be affixed hereto and attested to by its Secretary as of the 29th day of July, 1994.

                                           THE BLACKROCK CALIFORNIA INSURED
                                           MUNICIPAL 2008 TERM TRUST INC.



                                           By _________________________________
                                                  Ralph L. Schlosstein
                                                  President


ATTEST:



---------------------------
Barbara G. Novick
Secretary



         The undersigned, the President of The BlackRock California Insured Municipal 2008 Term Trust Inc., hereby acknowledges the foregoing to be the corporate act of such Corporation and that, to the best of his knowledge, information and belief, the matters and facts set forth therein are true in all material respects, and that this statement has been made under the penalties for perjury.



                                                  -----------------------------
                                                          Ralph L. Schlosstein
                                                          President



                                                                   APPENDIX C-2


                      THE BLACKROCK CALIFORNIA INSURED
                       MUNICIPAL 2008 TERM TRUST INC.

                           ARTICLES OF AMENDMENT

         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC., a Maryland corporation (the "Corporation"), hereby certifies as follows:

         FIRST: For the purposes of these Articles of Amendment, the following terms, when used herein in capitalized form, shall have the meanings indicated: (a) "Articles Supplementary" shall mean the Articles Supplementary of the Corporation which (i) created the classes of capital stock of the Corporation designated as the "Auction Rate Municipal Preferred Stock, Series W7 and the "Auction Rate Municipal Preferred Stock, Series W28" and (ii) were amended pursuant to Articles of Amendment that were filed with, and approved for record by, the Maryland State Department of Assessments and Taxation on July 29, 1994; and (b) Effective Date, shall mean 5:00 p.m. (Eastern Daylight Time) on the date that these Articles of Amendment are filed with, and accepted for record by, the Maryland State Department of Assessments and Taxation in accordance with the Maryland General Corporation Law.

         SECOND: The amendment to the Charter of the Corporation hereinafter set forth in these Articles of Amendment shall become effective at the Effective Date.

         THIRD: Effective as of the Effective Date, the Charter of the Corporation shall be, and is hereby, amended for the purposes of changing and reclassifying certain of the shares of the authorized capital stock of the Corporation into additional authorized shares of the "Auction Rate Municipal Preferred Stock, Series W7" and the "Auction Rate Municipal Preferred Stock, Series W28" and decreasing the liquidation preferences thereof as follows:

         (a) By striking out the "DESIGNATION" set forth in the first paragraph of Article SECOND of the Articles Supplementary and inserting in lieu thereof the following:

                  "SERIES W7: A series of 1,560 shares of preferred stock, par value $.01 per share, liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period, is hereby designated "Auction Rate Municipal Preferred Stock, Series W7." Each share of Auction Rate Municipal Preferred Stock, Series W7 shall have such preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Rate Municipal Preferred Stock, Series W7 shall constitute a separate series of preferred stock of the Corporation, and each share of the Auction Rate Municipal Preferred Stock, Series W7 shall be identical."

         "SERIES W28: A series of 1,560 shares of preferred stock, par value $.01 per share, liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period, is hereby designated "Auction Rate Municipal Preferred Stock, Series W28. Each share of Auction Rate Municipal Preferred Stock, Series W28 shall have such preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Rate Municipal Preferred Stock, Series W28 shall constitute a separate series of preferred stock of the Corporation, and each share of the Auction Rate Municipal Preferred Stock, Series W28 shall be identical."

         (b) By striking out the first sentence of Paragraph 3 (Liquidation Rights) of Article SECOND of the Articles Supplementary and inserting in lieu thereof the following:

                  "3. Liquidation Rights. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Corporation available for distribution to shareholders, before any distribution or payment is made upon any Common Stock or any other capital stock ranking junior in right of payment upon liquidation to the Preferred Shares, the sum of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period to the date of distribution, and after such payment the holders of Preferred Shares will be entitled to no other payments other than Additional Dividends as provided in paragraph 2(e) hereof."

         FOURTH: Effective as of the Effective Date, each share of the issued and outstanding "Auction Rate Municipal Preferred Stock, Series W7" shall be converted into two (2) shares of the "Auction Rate municipal Preferred Stock, Series W7," each of which shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are afforded to each and every other share of the "Auction Rate Municipal Preferred Stock, Series W7" pursuant to the Charter of the Corporation (as amended by these Articles of Amendment) and the Maryland General Corporation Law.

         FIFTH: Effective as of the Effective Date, each share of the issued and outstanding "Auction Rate Municipal Preferred Stock, Series W28" shall be converted into two (2) shares of the "Auction Rate Municipal Preferred Stock, Series W28," each of which shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are afforded to each and every other share of the "Auction Rate Municipal Preferred Stock, Series W28" pursuant to the Charter of the Corporation (as amended by these Articles of Amendment) and the Maryland General Corporation Law.

         SIXTH: The amendment to the Charter of the Corporation set forth in these Articles of Amendment was advised by the Board of Directors of the Corporation in accordance with the Charter and Bylaws of the Corporation and the Maryland General Corporation Law.

         SEVENTH: The amendment to the Charter of the Corporation set forth in these Articles of Amendment was approved by the stockholders of the Corporation at a meeting of the stockholders of the Corporation held on May 16, 1995 in accordance with the Charter and Bylaws of the Corporation and the Maryland General Corporation Law.

         EIGHTH: The amendment to the Charter of the Corporation set forth in these Articles of Amendment changes and reclassifies certain of the authorized shares of the capital stock of the Corporation into additional authorized shares of the "Auction Rate Municipal Preferred Stock, Series W7" and the "Auction Rate Municipal Preferred Stock, Series W28," respectively, but does not increase the aggregate number of authorized shares of the capital stock of the Corporation. Prior to the Effective Date, there were 780 authorized shares of the "Auction Rate Municipal Preferred Stock, Series W7." As of the Effective Date, there will be 1,560 shares of the "Auction Rate Municipal Preferred Stock, Series W7." Prior to the Effective Date, there were 780 authorized shares of the "Auction Rate Municipal Preferred Stock, Series W28." As of the Effective Date, there will be 1,560 shares of the "Auction Rate Municipal Preferred Stock, Series W28."



                  IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its President and its corporate seal to be affixed and attested to by its Secretary as of the 20th day of July, 1995.

ATTEST:                           THE BLACKROCK CALIFORNIA INSURED
                                  MUNICIPAL 2008 TERM TRUST INC.



/s/ Karen H. Sabath               /s/ Ralph L. Schlosstein         (SEAL)
-----------------------           --------------------------------
Karen H. Sabath                   Ralph L. Schlosstein
Secretary                                  President


         The undersigned, being the duly elected and acting President of The BlackRock California Insured Municipal 2008 Term Trust Inc. hereby acknowledges that the foregoing Articles of Amendment, of which this certificate is a part, is the act and deed of The BlackRock California Insured Municipal 2008 Term Trust Inc., and certifies, under the penalties for perjury, to the best of his knowledge, information and belief, that all matters and facts set forth therein are true in all material respects.



                                                /s/ Ralph L. Schlosstein
                                                -------------------------------
                                                Ralph L. Schlosstein
                                                President



                                                                APPENDIX C-3

                                  FORM OF
                           ARTICLES SUPPLEMENTARY
     OF THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.


         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC., a Maryland corporation having its principal Maryland office in the City of Baltimore (the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by article fifth of its Charter, the Board of Directors has reclassified 1,062 authorized and unissued shares of common stock of the Corporation as preferred stock of the Corporation by increasing the number of shares of stock designated as Auction Rate Municipal Preferred Stock, Series W7 from 1,560 to 2,622.

         SECOND: All of the authorized shares of the Auction Rate Municipal Preferred Stock, Series W7 shall be subject in all respects to the preferences, voting powers, restrictions, qualifications, and terms and conditions of redemption applicable to shares of Auction Rate Municipal Preferred Stock, Series W7 as provided in the Corporation's Charter; provided, however, that the Initial Dividend Period for such 1,062 shares shall be days and the Initial Dividend Rate for such shares shall be %.

         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf on this ___ day of ________________, 2000, by its President, who acknowledges that these Articles Supplementary are the act of the Corporation and, to the best of his knowledge, information and belief and under penalties of perjury, all matters and facts contained in these Articles Supplementary are true in all material respects.

                                   THE BLACKROCK CALIFORNIA INSURED
                                   MUNICIPAL 2008 TERM TRUST INC.


                                   By:_____________________________
                                         Ralph L. Schlosstein
                                         President


Attest:


------------------------
Karen H. Sabath
Secretary




                         PART C - OTHER INFORMATION


ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

(1)  FINANCIAL STATEMENTS:

Included in Part A of the Registration Statement

Financial Highlights for the period ended December 31, 1992 each of the six years ended December 31, 1998 and the period ended June 30, 1999

PART I

Incorporated by reference to Registrant's most recent Annual and Semi-Annual Reports to Shareholders dated December 31, 1998 and June 30, 1999, respectively:

Independent Auditors Report for year ended December 31, 1998

Portfolio of Investments, December 31, 1998 (audited)

Portfolio of Investments, June 30, 1999 (unaudited)

Statement of Net Assets, December 31, 1998 (audited)

Statement of Net Assets, June 30, 1999 (unaudited)

Statement of Operations for the year ended December 31, 1998 (audited)

Statement of Operations for the six-month period ended June 30, 1999
(unaudited)

Statement of Changes in Net Assets for the two years ended December 31, 1998 (audited)

Statement of Changes in Net Assets for the six-month period ended June 30, 1999 (unaudited)]

(2)  EXHIBITS

The exhibits to this Registration Statement are listed in the Exhibit Index located elsewhere herein.


ITEM 25: MARKETING ARRANGEMENTS

See Sections ___ and ___ of the Purchase Agreement filed as an Exhibit herein.



ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission fees           $
Printing and engraving expenses
Legal fees
Accounting expenses
Rating Agency fees
Blue Sky filing fees and expenses
Miscellaneous expenses

               Total*                             $

----------
* Estimated


ITEM 27:  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT

The Trust is not under common control with any person except to the extent that the existence of identical boards of directors or trustees as the case may be, at other investment companies advised by the Adviser would render the Trust under common control with such other investment companies. The Trust does not control any person.


ITEM 28:  NUMBER OF HOLDERS OF SECURITIES

At December 31, 1999:

                                                     NUMBER OF
               TITLE OF CLASS                        RECORD HOLDERS
               ----------------------------------------------------

Common Stock, $.01 par value
Preferred Shares, $.01 par value


ITEM 29:  INDEMNIFICATION

Under Registrant's Articles of Incorporation and By-Laws, the directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided however to any officer or director against any liability to the Registrant or its securityholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the Corporation or its stockholders for money damages in certain instances. The Registrant's Articles of Incorporation provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no director or officer of the Registrant shall be personally liable to the Registrant or its stockholders. The Registrant's Articles of Incorporation also provide that no amendment of the Registrant's Articles of Incorporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

The underwriting agreements filed as Exhibit h hereto contain provisions requiring indemnification of the Registrant's underwriters by the Registrant.


ITEM 30:  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Management of the Trust" in the Prospectus and for information regarding the business of the investment adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of BlackRock Financial Management Inc., reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference.


ITEM 31:  LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Registrant are maintained in part at the office of the Adviser at 345 Park Avenue, New York, NY 10154, in part at the offices of State Street, 1776 Heritage Drive, North Quincy, Massachusetts 02171, in part at the offices of State Street Bank & Trust Company, 150 Royal Street, Canton, Massachusetts 02021 and in part at the offices of the Administrator, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


ITEM 32:  MANAGEMENT SERVICES

Except as described in Part I of this Registration Statement under the caption "Management of the Trust," the Registrant is not a party to any management service related contract.

ITEM 33:  UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net assets value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not applicable

(3)  Not applicable

(4)  Not applicable

(5)  Registrant undertakes that:

               (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of a registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be a part of this Registration Statement as of the time it was declared effective.

               (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional
Information.

(7) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding (is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the __ day of January, 2000.

      THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.

                                                                *
                                                    ---------------------------
                                                    Ralph L. Schlosstein
                                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

   Signatures                     Title                          Date
   ----------                     -----                          ----


       *
------------------------      President (Principal Executive   January 3, 2000
 Ralph L. Schlosstein         Officer) and Director


       *
------------------------      Treasurer (Principal Financial   January 3, 2000
  Henry Gabbay                and Accounting Officer)


       *
------------------------      Director                         January 3, 2000
  Laurence D. Fink


       *
------------------------      Director                         January 3, 2000
  Andrew F. Brimmer


       *
------------------------      Director                         January 3, 2000
  Richard E. Cavanagh


        *
------------------------      Director                         January 3, 2000
  Kent Dixon


        *
------------------------      Director                         January 3, 2000
  Frank J. Fabozzi


        *
------------------------      Director                         January 3, 2000
James Clayburn LaForce, Jr.


        *
------------------------      Director                         January 3, 2000
 Walter F. Mondale


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* Signed by Karen Sabath pursuant to power of attorney, dated January 3, 2000.



                             INDEX TO EXHIBITS

                                                                 SEQUENTIALLY
EXHIBIT                                                            NUMBERED
NUMBER                                                               PAGE

a.     (1) Articles of Incorporation*
       (2) Articles of Amendment dated July 29, 1994 (for outstanding preferred shares)*
       (3) Articles of Amendment dated July 20, 1995 (for outstanding preferred shares)*
       (4) Form of Articles Supplementary (for New Preferred Shares)*
b.     By-Laws*
c.     None
d.     (1) Specimen Stock Certificate Representing Shares of
           Common Stock*
       (2) Form of Specimen Stock Certificate Representing Series W7 Preferred Shares*
       (3) Form of Specimen Stock Certificate Representing Series W28 Preferred Shares*

e.     Dividend Reinvestment Plan*
f.     Not Applicable
g.     (1) Advisory Agreement*
       (2) Administration Agreement*
h.     (1) Form of Purchase Agreement for initial public offering+
       (2) Form of Master Agreement Among Underwriters for initial public offering+
       (3) Form of Master Selected Dealer Agreement for initial public offering+
i.     Not Applicable
j.     (1) Custodian Agreement*
       (2) Transfer Agent Agreement*
k.     (1) Auction Agent Agreement*
       (2) Broker-Dealer Agreement*
       (3) Depository Agreement*
l.     Opinion and consent of counsel+
m.     Not Applicable
n.     Consent of Independent Accountants+
o.     Not Applicable
p.     Not Applicable
q.     Not Applicable
r.     Code of Ethics+
s.     Powers of Attorney*

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*   Filed herewith.
+   To be filed by amendment.